AIRCRAFT LEASE

                             COMMON TERMS AGREEMENT


                           DATED AS OF APRIL 20, 2000



                                     BETWEEN

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                       And

                             FRONTIER AIRLINES INC.



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                                    CONTENTS

                                                                   Page

CLAUSE


1.
         INTERPRETATION...............................................1

2.       REPRESENTATIONS AND WARRANTIES...............................2

3.       CONDITIONS  PRECEDENT........................................2

4.       COMMENCEMENT.................................................3

5.       PAYMENTS.....................................................5

6.       MANUFACTURER'S WARRANTIES...................................19

7.       LESSOR'S COVENANTS..........................................20

8.       LESSEE'S COVENANTS..........................................22

9.       INSURANCE...................................................35

10.      INDEMNITY...................................................37

11.      EVENTS OF LOSS..............................................40

12.      RETURN OF AIRCRAFT..........................................41

13.      DEFAULT.....................................................43

14.      TRANSFER....................................................47

15.      MISCELLANEOUS...............................................49

16.      DISCLAIMERS AND WAIVERS.....................................54

17.      BROKERS AND OTHER THIRD PARTIES.............................56






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                               INDEX OF SCHEDULES

Schedule 1                 Definitions
Schedule 2                 Representations and Warranties
Schedule 3                 Conditions Precedent
Schedule 4                 Pre-Delivery Procedures and Delivery Condition
                           Requirements
                                    Part 1 (New Aircraft)
                                    Part 2 (Used Aircraft)
Schedule 5                 Certificate of Technical Acceptance
                                    Part 1 (New Aircraft)
                                    Part 2 (Used Aircraft)
Schedule 6                 Procedures and Operating Condition at Redelivery
Schedule 7                 Insurance Requirements
Schedule 8                 Form of Legal Opinion
Schedule 9                 Events of Default
Schedule 10                Form of Lease Termination Certificate
Schedule 11                Intentionally Omitted
Schedule 12                Lease Supplement No. 1
Schedule 13                Technical Report on Aircraft Usage
Schedule 14                Form of Redelivery Certificate
Schedule 15                Form of GECC Guaranty



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                             COMMON TERMS AGREEMENT

THIS COMMON TERMS AGREEMENT (this "CTA") is made as of April 20, 2000 BETWEEN:

(1)      GENERAL ELECTRIC CAPITAL CORPORATION; and

(2)      FRONTIER AIRLINES, INC.

WHEREAS:

(A) From time to time, Frontier Airlines, Inc. or one of its Affiliates may wish to lease commercial aircraft from General Electric Capital Corporation ("GECC") or one of its Affiliates, and GECC or one of its Affiliates may wish to lease commercial aircraft to Frontier Airlines, Inc. or one of its Affiliates;

(B) Each party hereto wishes to provide in one document for certain common terms and conditions, as hereinafter provided in this CTA, that will be applicable, unless otherwise stated, to each such lease referred to in Recital (A);

(C) Each such lease transaction will be concluded only on the terms of an agreement entitled "Aircraft Lease Agreement," which together with this CTA (which will be incorporated into and become part of such Aircraft Lease Agreement), will constitute the lease for the applicable aircraft as identified therein.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       INTERPRETATION

1.1      Definitions

All references herein to "Lease" mean the integrated agreement consisting of the various documents comprising the Lease as defined in Schedule 1. In the Lease, capitalized words and expressions have the meanings set out for them in Schedule 1 and in the Aircraft Lease Agreement.

1.2      Construction

(a)      In the Lease, unless otherwise stated, a reference

(i) "Lessor," "Lessee," "GECAS," "Owner" or any other Person includes any of their successors and assignees;

(ii)     plural concepts shall include the singular and vice versa;

(iii)    any   document  (except  this  CTA  unless  Lessor and Lessee otherwise
         expressly  agree)   shall   include   such   document  as  amended  and
         supplemented from time to time and any replacement for it;

(iv) a Section or a Schedule is a reference to a clause of or a schedule to this CTA;

(v) any Regulation shall include any changes to that Regulation and any replacement for it;

(vi) an obligation of a Person refers to any obligation that Person has under or in relation to the Lease; and

(vii)    "includes,"  "including",   "include"  or  similar  terms  shall not be
         construed as limiting and shall mean "including, without limitation."

(b) Headings to Sections and Schedules in the Lease are not intended to affect their meaning.

2.       REPRESENTATIONS AND WARRANTIES

2.1      Lessee's Representations and Warranties

Lessee      hereby makes the  representations  and warranties set out in Section
            1.1 of Schedule 2 as of the date of execution of the Aircraft Lease Agreement and as of each Delivery Date, and Lessee understands that these statements shall be true, both when the Aircraft Lease Agreement is executed and on each Delivery Date.

2.2      Lessor's Representations and Warranties

Lessor      hereby makes the  representations  and warranties set out in Section
            1.2 of Schedule 2 as of the date of execution of each Aircraft Lease Agreement and as of each Delivery Date, and Lessor understands that these statements shall be true, both when each Aircraft Lease Agreement is executed and on each Delivery Date.

3.       CONDITIONS PRECEDENT

3.1      Conditions Precedent

Lessor need not deliver any Aircraft under each Lease, and Lessee need not accept Delivery unless each of their respective Conditions Precedent listed in Schedule 3 is satisfied.

3.2      Waiver

(a) Lessor's Waiver. If any Condition Precedent in Section 1 of Schedule 3 is not satisfied on the Delivery Date and Lessor (in its absolute discretion) nonetheless agrees to deliver the Aircraft to Lessee and to start the leasing of the Aircraft, Lessee will ensure that such Condition Precedent is fulfilled within * days after the Delivery Date, and Lessor may treat as an Event of Default the failure of Lessee to do so.

(b) Lessee's Waiver. If any Condition Precedent in Section 2 of Schedule 3 is not satisfied on the Delivery Date and Lessee (in its absolute discretion) nonetheless agrees to accept Delivery of the Aircraft from Lessor and to start the leasing of the Aircraft, Lessor will ensure that such Condition Precedent is fulfilled within * days after the Delivery Date, and Lessee may treat Lessor's failure to do so as a breach of the Lease.

4.       COMMENCEMENT

4.1      Leasing

(a)  Lessor shall notify Lessee as soon as possible,  but no later than at least
     * (*) days prior to the Scheduled Delivery Month, of the Scheduled Delivery Week and Lessor shall notify Lessee as soon as possible, but no later than at least * (*) week prior to the Scheduled Delivery Week, of the Scheduled Delivery Date. Subject to Section 4.4, Lessor will lease the Aircraft to Lessee and Lessee will take the Aircraft on lease for the Term, which shall commence upon Lessee's execution and delivery of the Lease Supplement on the Delivery Date.

(b) If (i) Lessee is unwilling or unable to accept delivery of the Aircraft on the date on which Lessor tenders the Aircraft for Delivery to Lessee under and in accordance with Section 4.3(a), or Lessee fails to fulfil any Condition Precedent in Section 1 of Schedule 3 on or before such date and
     (ii) each of the Delivery Condition Requirements and the Conditions Precedent in Section 2 of Schedule 3 are met or waived, then the Rent Commencement Date for the Aircraft shall be deemed to have occurred on the date on which it is tendered by Lessor for Delivery in accordance with subclause (ii) of this Section 4.1(b), and Lessee shall be obligated to pay Rent for the Aircraft on and from such date regardless of whether the Delivery Date occurs, but Lessor shall have no obligation to deliver, and Lessee shall have no lease interest in the Aircraft or other right to, possession of the Aircraft, unless and until Lessee fulfils all Conditions Precedent specified in Section 1 of Schedule 3 as and when provided in the Lease and Lessee accepts delivery of the Aircraft by executing and delivering Lease Supplement No. 1 or a Lease Supplement substantially in the form of Lease Supplement No. 1 for subsequent Aircraft deliveries, and so long as no Default has occurred and is continuing.

(c) Lessee will be responsible for all risks associated with any loss of or damage to the Aircraft from the Delivery Date until the Return Occasion.

4.2      Procedure Before Delivery

         Lessor and Lessee will follow the Pre-Delivery Procedure.

4.3      Delivery and Acceptance

            After the Pre-Delivery Procedure has been carried out and so long as the Delivery Condition Requirements are met, the Conditions Precedent in Section 2 of Schedule 3 are satisfied and Lessor's representations and warranties referred to in Section 2.2 are true and correct on such date:

(a) Lessor will tender the Aircraft for Delivery to Lessee at the Delivery Location.

(b) Lessee will accept the Aircraft by signing Lease Supplement No. 1, if the first Aircraft to deliver under the Lease, or a Lease Supplement substantially in the form of Lease Supplement No. 1 for each subsequent Aircraft to deliver under the Lease, and delivering the same to Lessor.

(c) Lessee's acceptance of the Aircraft shall be regarded as absolute, unconditional and irrevocable.

4.4      Delayed Delivery

            If Delivery(i)takes place after the Scheduled Delivery Date or (ii) does not occur, in either case, for any reason other than the gross negligence or wilful misconduct of Lessor, or a breach by Lessor hereunder or a payment default under any purchase agreement relating to any Aircraft:

(a) Lessor will not be responsible for any Losses that Lessee suffers resulting from the delay or from the non-delivery of the Aircraft;

(b) Lessee will not be entitled to terminate the Lease or to reject the Aircraft when it is tendered for Delivery because of the delay; provided, however, that if the Aircraft has not been tendered for Delivery, in accordance with Section 4.3, by the Final Delivery Date, either party may terminate the Lease by delivering notice to the other party within * days of such Final Delivery Date (and if such notice is not delivered within such *-day period the Final Delivery Date will be deemed extended for one additional period of * days); provided, further, however, that with respect to a new Aircraft delivery, in the event of an Excusable Delay, and upon receipt of written notice of Lessee to Lessor requesting an extension of the Final Delivery Date, Lessor agrees, subject to its rights under any purchase agreement to do so, to extend the Final Delivery Date to a delivery date notified to Lessor by the Manufacturer, which occurs within twelve months following the originally Scheduled Delivery Month and each of Lessee and Lessor agree that upon delivery of such written notice, neither party shall have the right to terminate until the Final Delivery Date as so extended. The foregoing *-day automatic extension of the Final Delivery Date shall not apply to an extension requested by Lessee based on an Excusable Delay. Upon the delivery of any such notice or automatically on the expiration of such *-day period if no such notice has been delivered, all obligations of each party under the Lease with respect to such Aircraft will end on the date of such notice or the date of the expiration of such period, as the case may be, except that Lessor will repay to Lessee the Deposit (if any) with respect to such Aircraft or return to Lessee or cancel any Letter of Credit relating to such Aircraft and the parties will remain obligated under their respective indemnities set forth in Section 3 of Schedule 4.

(c) Lessee hereby agrees that its only right or remedy for such delay in delivery of the Aircraft is the remedy set forth in Section 4.4(b) above and Lessee hereby waives any rights it may have under Section 2A-406 of the UCC or otherwise for any delay in delivery; provided, however, that with respect only to a new Aircraft, if Lessor receives payment of any liquidated damages from the Manufacturer pursuant to its purchase agreement with the Manufacturer relating to an inexcusable delay in the delivery of such new Aircraft, Lessor shall pay to Lessee all such liquidated damages received which exceed all Losses of Lessor resulting from delay.

5.       PAYMENTS

5.1      Deposit

Lessee shall pay Lessor any Deposit that is specified in Section 3 of the Aircraft Lease Agreement.

5.2      Rental Periods

            The first Rental Period will start on the Rent Commencemen Date and each subsequent Rental Period will start on the date immediately following the last day of the previous Rental Period. Each Rental Period will end on the date immediately before the numerically corresponding day in the next month, except that:

(a) if there is no numerically corresponding day in that month, it will end on the last day of that month; and

(b) if a Rental Period would otherwise extend beyond the Expiry Date, it will end on the Expiry Date.

5.3      Rent

(a) Time of Payment: Lessee will pay to Lessor or its order Rent in advance on each Rent Date. If a Rental Period begins on a day which is not a Business Day, the Rent payable in respect of that Rental Period shall be paid on the immediately preceding Business Day.

(b) Amount: The Rent payable during the Term shall be calculated in accordance with Schedule B of the Aircraft Lease Agreement.

5.4      Supplemental Rent and Maintenance Adjustment

(a) Amount: If, under the Aircraft Lease Agreement, Lessee is required to pay Supplemental Rent or any Maintenance Adjustment, Lessee will pay (i) Supplemental Rent, at the rates referred to in Section 3 of the Aircraft Lease Agreement, to Lessor in relation to each calendar month (or part of a month) of the Term, on the * (*) day following the end of that calendar month (except that the last payment of Supplemental Rent during the Term shall be paid on the Expiry Date) or (ii) any Maintenance Adjustment in the amounts and at the time specified in Section 3.3 of the Aircraft Lease Agreement.

(b) Adjustment: The Supplemental Rent rates shall be adjusted after the Delivery Date not more frequently than annually, for the previous year's utilization, as appropriate, to reflect the provisions of paragraphs (ii) and (iii) below) based on the following:

(i) Annual Supplemental Rent Adjustment: The Supplemental Rent rates shall be increased annually by the Annual Supplemental Rent Adjustment, compounded annually commencing on the first anniversary of the Delivery Date.

(ii) Hour to Cycle Ratio Adjustment: Lessor and Lessee acknowledge that the Engine Supplemental Rent Rate and the Engine LLP Supplemental Rent Rate are based upon the assumption that the Aircraft will operate on an Assumed Ratio. If that assumption proves to be incorrect at any time during the Term based upon Lessee's actual operating experience during the previous * (*) months, and the hour to cycle ratio differs from the Assumed Ratio by more than * during such * (*) month period, Lessor shall have the right, upon written notice to Lessee, to adjust the Engine Supplemental Rent Rate and the Engine LLP Supplemental Rent Rate (in the case of a decrease in the ratio below the Assumed Ratio) and Lessor, upon written request from Lessee, will make that adjustment (in the case of an increase in the ratio above the Assumed Ratio). Any such adjustment shall be based on the table contained in Schedule B, Part V of each Aircraft Lease Agreement. Actual hour to cycle ratios may fall outside the ratios identified in that table. In that case, the actual values shall be determined by extrapolating the closest observed intervals in the table.

(iii)Assumed  Utilization   Adjustment:   Lessor  and  Lessee  acknowledge  that
     Airframe Supplemental Rent, APU Supplemental Rent and Landing Gear Supplemental Rent payable by Lessee are based upon the assumption that the Aircraft will operate on an Assumed Utilization. If that assumption proves to be incorrect at any time during the Term based upon Lessee's actual operating experience during the previous * (*) months such that Lessee's actual utilization of the Aircraft during the previous * (*) months differs from the Assumed Utilization by more than * during such * (*) month period, Lessor may make, and notify Lessee of, such adjustment as Lessor determines is necessary (in the case of a decrease in actual utilization below the Assumed Utilization) in its reasonable discretion to maintain the rates of Airframe Supplemental Rent, APU Supplemental Rent and Landing Gear Supplemental Rent at levels which accurately reflect the costs associated with obtaining relevant maintenance services at prevailing industry rates and Lessor, upon written request from Lessee, will make such adjustment (in the case of an increase in the ratio above the Assumed Utilization).

(iv) Material Revision to Maintenance Program: If the Lessee's Maintenance Program is materially revised, (A) Lessor may make, and notify Lessee of, and (B) upon written request from Lessee, Lessor may make, such adjustment as Lessor determines is necessary in its reasonable discretion to maintain the Supplemental Rent at levels which accurately reflect the costs associated with obtaining relevant maintenance services at prevailing industry rates.

(v)  Each notice or request  delivered  pursuant to paragraphs  (ii),  (iii) and
     (iv) above shall specify (A) the revised Supplemental Rent rates, (B) the reason for such revision, (C) the method by which such revision was calculated (with sufficient specificity to enable the party receiving such notice or request to verify such calculation, and (D) the effective date of such revision and Lessee shall be bound by such revision, absent manifest error.

(c) Lessor's Property: Lessee acknowledges and agrees that Supplemental Rent is additional rent for the leasing of the Aircraft and not cash collateral or other collateral security for Lessee's maintenance obligations under the Lease. Once paid all Supplemental Rent is the property of Lessor, it is not refundable to Lessee under any circumstances whatsoever and Lessee has no interest therein whatsoever.

5.5      Payments

            All payments by Lessee to Lessor under the Lease will be made for value on the due date in Dollars and in immediately available funds by wire transfer to the Lessor's Account as specified in the Aircraft Lease Agreement.

5.6      Withholding and Tax Credit

(a) Withholding: Lessee shall not deduct any amount from any of its payments under the Lease, for or on account of any Taxes, unless it is required by law to do so, in which case Lessee shall:

(i)  deduct the minimum amount necessary to comply with applicable Law;

(ii) except as provided in Section 5.7(c), pay Lessor an additional amount so that Lessor receives a net amount on the relevant payment date, that is equal to the amount that it would have received if the deduction had not been made. The amount of any such payment to Lessor shall take into account the tax treatment of that payment to Lessor applying the principles of
     Section 5.9 such that Lessor shall be in no worse position than it would have been if the deduction had not applied in the first place;

(iii)pay  the  Tax to the relevant taxing authority according to applicable Law;
     and

(iv) obtain a receipt (if one is available) from the relevant taxing authority and furnish a certified copy thereof to Lessor.

(b) Tax Credit: If Lessor, in good faith, determines that it has realized a tax benefit (by way of deduction, credit or otherwise) as a result of any payment for which Lessee is liable under Section 5.6(a), and such tax benefit was not taken into account in calculating the amount of such payment in accordance with the definition of "After-Tax Basis," Lessor shall pay to Lessee as soon as practicable after the tax benefit has been realized (but not before Lessee has made all payments and indemnities to Lessor required under this Section), an amount which will ensure that (after taking account of the payment itself) Lessor is in no better and no worse position than it would have been if the deduction had not applied. Nothing in this Section 5.6(b) shall:

(i) interfere with the right of Lessor to arrange its tax affairs in whatever manner it thinks fit; or

(ii) oblige Lessor to disclose any information relating to its Tax affairs or any Tax computations.

5.7      Tax Indemnity

(a)      General:

(i) Except as provided in Section 5.7(c), Lessee will on demand pay and indemnify each Tax Indemnitee against any and all Taxes levied or imposed against or upon or payable by such Tax Indemnitee or Lessee and arising from, with respect to or in connection with the transactions pursuant to the Lease, including all Taxes relating or attributable to Lessee, the Lease or the Aircraft, directly or indirectly, in connection with the importation, exportation, registration, ownership (but only to the extent relating to or attributable to or arising as a result of the possession, operation, use or maintenance of the Aircraft by Lessee), leasing, sub-leasing, purchase, delivery, possession, use, operation, repair, maintenance, overhaul, transportation, landing, storage, presence or redelivery of the Aircraft or any part thereof or any rent, receipts, insurance proceeds, income, indemnification payment or other amounts arising therefrom, or the making of any Equipment Change or the permanent replacement of any Engine.

(ii) All Taxes indemnified pursuant to this Section 5.7(a) shall be paid by Lessee directly to the appropriate taxing authority (to the extent permitted by applicable Law) at or before the time prescribed by applicable Law. After any payment by Lessee of any Tax directly to a taxing authority, Lessee shall furnish to Lessor, on request, a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment of such Tax as is reasonably obtainable by Lessee and reasonably acceptable to Lessor.

(iii)Any amount payable by Lessee to a Tax Indemnitee pursuant to this Section 5.7(a) shall be paid within ten days after receipt of a written demand therefor from the relevant Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that if an amount of any indemnified Tax is being contested in accordance with Section 5.8 and Lessee shall have duly performed (and shall continue to perform) all its obligations under Section 5.8 with respect to such contest, then payment of the indemnity with respect to such Tax under Section 5.7(a) shall, at Lessee's election, be deferred until the date the contest has been completed.

(b)      Sales and Use Taxes:

(i) Without limiting Section 5.7(a) above, Lessee shall pay to Lessor (or, if permitted by applicable Law and if requested by Lessor, Lessee shall pay to the relevant tax authority for the account of Lessor):

                           (y) all sales, use, rental, value added, goods and services and similar taxes ("Sales Taxes") required to be paid to the tax authority of the jurisdiction in which the Delivery Location is situated or to the jurisdiction  of  the  Habitual  Base or the
                                    State of Incorporation with respect  to  the
                                    lease of the Aircraft to Lessee pursuant  to
                                    the Lease unless Lessee  delivers  to Lessor
                                    on  or  prior  to  the  Delivery  Date  such
                                    exemption certificate or other  document  as
                                    may  be  required   by   applicable  Law  to
                                    evidence  Lessee's  entitlement to exemption
                                    from  all   Sales   Taxes  imposed  by  such
                                    jurisdiction with respect to the lease of the Aircraft pursuant to the Lease; and

                           (z) all Sales Taxes required to be paid to the tax authority of any jurisdiction in which the Aircraft may be used, operated or otherwise located from time to time unless Lessee delivers to Lessor such exemption certificates or other documents as may be required by applicable Law to evidence Lessee's entitlement to exemption from all Sales Taxes imposed by each such jurisdiction with respect to the lease of the Aircraft pursuant to the Lease.

(ii) Lessee and Lessor will cooperate with each other in connection with the preparation and filing of any exemption application or similar document that is reasonably necessary or desirable under applicable Law to avoid the imposition of any Sales Taxes with respect to the transactions contemplated by the Lease.

(iii)The  specific  obligations  with  respect to Sales  Taxes set forth in this
     Section 5.7(b) are in addition to, and are not in substitution for, Lessee's obligation to indemnify for such Sales Taxes pursuant to Section 5.7(a).

(c) Notwithstanding anything to the contrary contained or implied in the Lease, Lessee shall not be required to pay any additional amounts under Section 5.6(a)(ii) on account of, or indemnify a Tax Indemnitee under Section 5.7(a) to the extent that the Tax arises solely as a result of :

(i)  the willful misconduct or gross negligence of such Tax Indemnitee;

(ii) a Tax liability of such Tax Indemnitee has which would have arisen even if the Lease had not been entered into;

(iii)a Tax liability charged on the net income, profits or gains of such Tax Indemnitee by any Government Entity in the United States; but excluding any taxes indemnified under Sections 5.7 (d) or (e) below and any Tax that is a Sales Tax; or

(iv) a Tax liability  charged with respect to the period, or an event occurring,
     (x) prior to the Delivery Date or (y) after the Expiry Date and, in either case, unrelated to Lessor's dealings with Lessee or to the transactions contemplated by the Lease.

(d) MACRS Tax Indemnity. Lessee will on demand pay and indemnify each Tax Indemnitee for any loss, disallowance, or deferral of, or delay in claiming, the MACRS Deductions resulting from (A) Lessee's using the Aircraft in such a manner as to cause the Aircraft to be treated as "used predominantly outside the United States" within the meaning of Section 168(g) of The Internal Revenue Code of 1986, as amended (the "Code") or (B) the Aircraft being treated as "tax-exempt use property" within the meaning of Section 168(h) of the Code other than as a result of the Lessor being a "tax-exempt entity" under Section 168(h)(2) of the Code (either (A) or (B) hereinafter referred to as a "MACRS Loss"). In determining the indemnity required in connection with a MACRS Loss to the Tax Indemnitee under this Clause, the Tax Indemnitees shall be assumed to be subject to a combined U.
     S. and state income tax rate of (after giving effect to the deductibility of such state income taxes for U. S. income tax purposes) * in 2000 and in each year thereafter (the "Assumed Tax Rate"), and the Tax Indemnitee will have sufficient taxable income to be taxed at the Assumed Tax Rate after full utilization of the MACRS Deductions. The amount of the MACRS Loss for any taxable year or years shall be computed as the difference between (X) the present value of the MACRS Deductions for such year or years and all subsequent years using a discount rate of * (*) per annum, and (Y) the present value of the actual cost recovery deductions attributable to the Aircraft realized by the Tax Indemnitee as a result of the MACRS Loss (but assuming that the Aircraft is sold by the Lessor at the end of the Term of [X] months using a discount rate of * (*) per annum. The amount payable under this indemnity shall be the amount that, after deduction by the Tax Indemnitee of the amount of all additional U.S., state, local and foreign taxes required to be paid by the Tax Indemnitee in respect of the receipt or accrual of such amount, will equal the amount of the MACRS Loss as computed in the preceding sentence, plus the amount of any actual interest, penalties and additions to tax payable by the Tax Indemnitee with respect to the MACRS Loss.

(e) Foreign Tax Credit Indemnity. If, as a result of the use or operation or location of the Aircraft outside the United States by Lessee, more than the
     * (the "Permitted Percentage") of any item of income, deduction, or loss with respect to the transactions contemplated by the Lease will be treated for Federal income tax purposes as derived from, or allocable to, sources outside the United States (an "Excess Foreign Allocation"), and if as a result thereof the amount of the foreign tax credits available for utilization by a Tax Indemnitee for any taxable year shall be less than the amount of the foreign tax credits that would have been available for utilization by any Tax Indemnitee if the Lessee had not used the Aircraft outside the United States more than the Permitted Percentage (such event being referred to herein as a "Foreign Tax Credit Loss"), then the Lessee shall pay to the Lessor as an indemnity an amount which, after deduction of the amount of all additional federal, state, local and foreign taxes actually required to be paid by the Lessor in respect of the receipt or accrual of such amount, is equal to the actual increase in the Federal income taxes payable by (or not refundable to) the Tax Indemnitee for such taxable year as a result of such Foreign Tax Credit Loss, plus the amount of any interest, penalties and additions to tax payable by the Tax Indemnitee as a result of such Foreign Tax Credit Loss.

(f) Payment. Each payment by the Lessee pursuant to Clauses 5.7(d) and (e) shall be made within * days after receipt of a written demand therefor accompanied by a written statement describing in reasonable detail the MACRS Loss or Foreign Tax Credit Loss in question, the amount of additional Federal income tax, interest, penalties and additions to tax and the calculation of the payment due in request thereof (but in no event shall be required to be paid earlier than * (*) Business Days prior to the date such additional Federal income taxes are due); provided that, if a contest of the MACRS Loss or Foreign Tax Credit Loss is being conducted pursuant to Clause 5.8 hereof, payment (other than payments required under Clause 5.8) shall not be required from the Lessee until * days after the final determination of such contest.

(g) Tax Indemnity Lessee shall indemnify, on an After-Tax Basis, Lessor, Owner and each other Tax Indemnitee for all fees, expenses and Taxes incurred by Lessor, Owner or any other Tax Indemnitee in connection with any transfer pursuant to Sections 8.13 and 11.1 herein.

5.8      Tax Contest and Information

(a) If a Tax Indemnitee receives a written claim for any Tax for which Lessee would be required to pay an indemnity pursuant to Section 5.7(a, such Tax Indemnitee shall notify Lessee promptly of such claim, provided that, any failure to provide such notice will not relieve Lessee of any indemnification obligation pursuant to Section 5.7, but only to the extent that Lessee's right to contest is not precluded by such failure. If requested by Lessee in writing promptly after receipt of such Tax Indemnitee's notice, such Tax Indemnitee shall, upon receipt of indemnity satisfactory to it and at the expense of Lessee (including, without limitation, all costs, expenses, legal and accountants' fees and disbursements, and penalties, interest and additions to tax incurred in contesting such claim) in good faith contest or (if permitted by applicable
     Law) permit Lessee to contest such claim by (i) resisting payment thereof if practicable and appropriate, (ii) not paying the same except under protest if protest is necessary and proper, or (iii) if payment is made, using reasonable efforts to obtain a refund of such Taxes in appropriate administrative and judicial proceedings. Such Tax Indemnitee shall determine the method of any contest conducted by such Tax Indemnitee and (in good faith consultation with Lessee) control the conduct thereof. Lessee shall determine the method of any contest conducted by Lessee and (in good faith consultation with such Tax Indemnitee) control the conduct thereof. Lessee shall pay in full all payments of Rent and other amounts payable pursuant to the Lease, without reduction for or on account of any Tax, while such contest is continuing. Such Tax Indemnitee shall not be required to contest, or to continue to contest, a claim for Taxes under this Section 5.8 if (x) such contest would result in a risk of criminal penalties or of a sale, forfeiture or loss of, or the imposition of a Lien (other than a Permitted Lien) on, the Aircraft, or (y) Lessee shall not have furnished an opinion of independent tax counsel selected by such Tax Indemnitee and reasonably satisfactory to Lessee, that a reasonable basis exists for such contest, or (z) a Default shall be continuing (unless Lessee shall have provided security reasonably satisfactory to such Tax Indemnitee securing Lessee's performance of its obligations under this
     Section 5.8). If a Tax Indemnitee contests any claim for Taxes by making a payment and seeking a refund thereof, then Lessee shall advance to such Tax Indemnitee, on an interest-free basis, an amount equal to the Taxes to be paid by such Tax Indemnitee in connection with the contest and shall indemnify Such Tax Indemnitee on an After-Tax Basis for any adverse tax consequences to such Tax Indemnitee of such interest-free advance. Upon the final determination of any contest pursuant to this Section 5.8 in respect of any Taxes for which Lessee shall have made an advance to a Tax
     Indemnitee in accordance with the immediately preceding sentence, the amount of Lessee's obligation shall be determined as if such advance had not been made; any indemnity obligation of Lessee to such Tax Indemnitee under this Section 5.8 and such Tax Indemnitee's obligation to repay the advance will be satisfied first by setoff against each other, and any difference owing by either party shall be paid within ten days after such final determination.

(b) If a Tax Indemnitee obtains a refund or reimbursement of all or any part of any Taxes for which a full indemnity was paid by Lessee, such Tax Indemnitee shall pay Lessee the amount of such refund or reimbursement, reduced by any Taxes imposed on such Tax Indemnitee on receipt or accrual of such refund or reimbursement and increased by any Taxes saved by such Tax Indemnitee by reason of the deductibility of such payment by Lessor. If, in addition to such refund or reimbursement, a Tax Indemnitee receives an amount of interest on such refund or reimbursement, such Tax Indemnitee shall pay to Lessee the portion of such interest which is fairly attributable to such refund, reduced by any Taxes imposed by such Tax Indemnitee on receipt or accrual of such interest and increased by any Taxes saved by reason of the deductibility of such payment by such Tax Indemnitee. No Tax Indemnitee shall be required to make any payment to Lessee pursuant to this Section 5.8 if, and for so long as, a Default shall have occurred and be continuing.

(c) Any Tax Indemnitee, in its sole discretion (by written notice to Lessee), may waive its rights to indemnification pursuant to Section 5.7 with respect to any claim for any Tax and may refrain from contesting or continuing the contest of such claim, in which event Lessee shall have no obligation to indemnify such Tax Indemnitee for the Taxes that are the subject of such claim. If a Tax Indemnitee agrees to a settlement of any contest conducted pursuant to this Section 5.8 without the prior written consent of Lessee, which consent shall not be unreasonably withheld, then such Tax Indemnitee shall be deemed to have waived its rights to the indemnification provided for in Section 5.7 with respect to the Tax liability accepted in such settlement.

(d)      Information:

(i) If Lessee is required by any applicable Law, or by any third party, to deliver any report or return in connection with any Taxes for which Lessee would be obligated to indemnify any Tax Indemnitee under the Lease, Lessee will complete the same and, on request, supply a copy of the report or return to such Tax Indemnitee.

(ii) If any report, return or statement is required to be made by any Tax Indemnitee with respect to any Tax for which there is an indemnity obligation of Lessee under the Lease, Lessee will promptly notify such Tax Indemnitee of the requirement and:

                                    (y) if permitted by applicable Law, make and timely file such report, return or statement (except for any report, return or statement that any Tax Indemnitee has notified Lessee that such Tax Indemnitee intends to prepare and file), prepare such return in such manner as will show Lessor as lessor of the Aircraft and the ownership of the Aircraft in Lessor if required or appropriate, and provide Lessor upon request a copy of each such report, return or statement filed by Lessee, or

                                   (z) if  Lessee  is not permitted by return or
                                    statement, Lessee will prepare  and  deliver
                                    to Lessor a  proposed   form of such report,
                                    return or  statement   within  a  reasonable
                                    time  prior  to   the   time   such  report,
                                    return or statement is to be filed.

(iii)Lessee  will  provide  such   information   and  documents  as  Lessor  may
     reasonably request to enable any Tax Indemnitee to comply with its tax filing, audit and litigation obligations.

5.9      Indemnity Payments - After-Tax Basis

            The amount of any payment made under Section 5.7 (Tax Indemnity) (including Section 5.7(d)), Section 5.20 (Expenses) or Section 10 (Indemnity) to or for the benefit of any Indemnitee, shall include such amount as may be necessary to hold such Indemnitee harmless on an After-Tax Basis from all Taxes required to be paid by such Indemnitee with respect to such payment or indemnity (including any payments pursuant to this Section 5.9).

5.10     Lessor Obligations Following Expiry Date

            Within * days (or such shorter period of not less than * days after the Expiry Date to which Lessor may agree after Lessee demonstrates to Lessor's reasonable satisfaction that there is no risk whatsoever of any payment made or to be made under the Lease being avoided (or otherwise rescinded) under Section 547 of the United States Bankruptcy Code of 1978, as amended, or any similar occurrence under any analogous provision of applicable United States federal or state law) after:

(a) redelivery of the Aircraft to Lessor in accordance with and in the condition required by the Lease; or

(b) payment to Lessor of the Agreed Value following an Event of Loss after the Delivery Date;

            or in each case such later time as Lessor is reasonably satisfied that Lessee has irrevocably paid to Lessor all amounts which may then be outstanding under the Lease and the Other Agreements and no Default has occurred and is continuing:

(i)  Lessor will pay to Lessee the balance of the Deposit (if any);

(ii) Lessor will pay to Lessee the amount of any Rent received in respect of any period falling after the date of redelivery of the Aircraft or payment of the Agreed Value, as the case may be; and

(iii)Lessor will return to Lessee or cancel any Letter of Credit.

5.11     Net Lease

The Lease is a net lease. The Lessee's obligation to pay Rent and to perform all of its other obligations under the Lease is absolute and unconditional no matter what happens and no matter how fundamental or unforeseen the event, including any of the following: (a) any right of set-off, counterclaim, recoupment, defense or other right which either party to the Lease may have against the other (including any right of reimbursement) or which Lessee may have against the Manufacturer, any manufacturer or seller of or any Person providing services with respect to the Aircraft, any Engine or any Part or any other Person, for any reason whatsoever; (b) any unavailability of the Aircraft for any reason, including a requisition of the Aircraft or any prohibition or interruption of or interference with or other restriction against Lessee's use, operation or possession of the Aircraft (whether or not the same would, but for this provision, result in the termination of the Lease by operation of law); (c) any lack or invalidity of title or any other defect in title, airworthiness, merchantability, fitness for any purpose, condition, design, or operation of any kind or nature of the Aircraft for any particular use or trade, or for registration or documentation under the Laws of any relevant jurisdiction, or any Event of Loss in respect of or any damage to the Aircraft; (d) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against Lessor, Lessee or any other Person; (e) any invalidity or unenforceability or lack of due authorization of, or other defect in, the Lease; (f) any Security Interests or Taxes; and/or (g) any other cause or circumstance which but for this provision would or might otherwise have the effect of terminating or in any way affecting any obligation of Lessee under the Lease. Lessee acknowledges and agrees that it has used its own judgement in selecting the Aircraft, and has not relied on Lessor or on any information supplied by Lessor, that Lessor is not a manufacturer of or dealer in aircraft and that Lessor has all of the rights and benefits of a lessor under a lease to which Section 2A-407 of the UCC applies as provided in such Section 2A-407.

Except as expressly set forth elsewhere in the Lease, Lessee hereby waives, to the extent permitted by applicable Law, any and all right which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, abate, cancel, quit, reduce, defer, suspend or surrender the Lease or the Aircraft or any obligation imposed upon Lessee under the Lease (including payment of Rent or Supplemental Rent).

Each payment of Rent or Supplemental Rent made by Lessee shall be final. Lessee will not seek to recover all or any part of any payment of Rent or Supplemental Rent for any reason whatsoever except manifest error.

If for any reason whatsoever the Lease shall be terminated in whole or in part by operation of Law, except as specifically provided in the Lease, Lessee waives all rights (if any) to any termination or diminution in its Rent or Supplemental Rent obligations hereunder and nonetheless agrees to pay to Lessor an amount equal to each Rent and Supplemental Rent payment at the time such payments would have become due and payable in accordance with the terms thereof had the Lease not been terminated in whole or in part and so long as such payments are made and all other terms and conditions hereof are complied with by Lessee, Lessor and Lessee will deem the Lease to remain in full force and effect and Lessee shall continue in possession of the Aircraft under the terms and conditions of the Lease.

Nothing in this Section 5.11 will be construed to limit Lessee's right to institute separate legal proceedings against Lessor in the event of Lessor's breach of the Lease or to limit Lessee's rights and remedies against any other person.

5.12     Further Provisions regarding Deposit

(a) If, under the Lease, Lessee is required to pay a Deposit, Lessee hereby grants a security interest in the Deposit to Lessor and the remaining provisions of this Section shall apply. Lessee agrees that Lessor shall be entitled to commingle the Deposit with Lessor's general or other funds, Lessor will have no obligation to pay any interest thereon and Lessor will not hold any such funds as agent or in trust for Lessee or in any similar fiduciary capacity. In this regard, Lessee acknowledges and agrees that it is not located in the State of New York within the meaning of Section 7-101 1-c. (b) of the New York General Obligations Law and, therefore, the requirements of Section 7-101 of the New York General Obligations Law to the effect that Lessor hold the Deposit in a separate, interest bearing account do not apply.

(b) If any Event of Default shall have occurred and be continuing under the Lease or any Other Agreement, in addition to all rights and remedies accorded to Lessor elsewhere in the Lease or under Law in respect of the Deposit, Lessor may immediately or at any time thereafter, without prior notice to Lessee, apply all or part of the Deposit in or towards the payment or discharge of any matured obligation owed by Lessee or any Affiliate of Lessee under the Lease or the Other Agreements, in such order as Lessor sees fit, and/or exercise any of the rights of set-off described in Section 5.19 against all or part of the Deposit.

(c) If Lessor exercises the rights described in Section 5.12(b) above, Lessee shall, following a demand in writing from Lessor, promptly restore the Deposit to the level at which it stood immediately prior to such exercise.

5.13     Letter of Credit

(a) If, under the Lease, Lessee is required or elects to provide Lessor with a Letter of Credit, the provisions of this Section shall apply. Any Letter of Credit provided by Lessee to Lessor will be issued and payable by a Pre-Approved Bank or another bank reasonably acceptable to Lessor in its reasonable discretion and in form and substance reasonably acceptable to Lessor, and, if not issued by a Pre-Approved Bank or by the New York branch of a major bank reasonably acceptable to Lessor in its reasonable discretion from time to time, will be confirmed by and payable at the New York branch of a major bank reasonably acceptable to Lessor in its reasonable discretion from time to time, and will be issued in lieu of a cash Deposit as security for all payment obligations of Lessee under the Lease and each Other Agreement (including any and all obligations to indemnify Lessor for Losses suffered or incurred by it), which shall remain in full force and effect and may be drawn down by Lessor upon demand at any time or times following the occurrence of an Event of Default until the Required LC Expiry Date.

(b) With the prior written consent of Lessor, the Letter of Credit may have a validity period or periods ending prior to the Required LC Expiry Date, provided that (i) the Letter of Credit shall, in each case, be renewed and delivered to Lessor not later than * days prior to its expiry; and (ii) a Letter of Credit shall remain in force at all times up to the Required LC Expiry Date.

(c) If at any time during the Term, Lessor reasonably determines in its reasonable discretion that the current issuing or confirming bank for the Letter of Credit is no longer an acceptable issuing or confirming bank (whether by virtue of a material adverse change in its financial condition, a decrease in any credit rating of its long-term unsecured debt obligations, or for any other reason) Lessee shall promptly procure that the Letter of Credit is replaced by a Letter of Credit issued by another bank reasonably acceptable to Lessor in its reasonable discretion and (if reasonably requested by Lessor in its reasonable discretion) that such replacement Letter of Credit is confirmed by another bank reasonably acceptable to Lessor in its reasonable discretion.

(d) If Lessor makes a drawing under the Letter of Credit, Lessee shall, following a demand in writing by Lessor, procure that the maximum amount available for drawing under the Letter of Credit is promptly restored to the level at which it stood immediately prior to such drawing.

5.14     Guarantee

            If, under the Aircraft Lease Agreement, Lessee is required to provide Lessor with a Guarantee, Lessee will on or prior to the Delivery Date provide Lessor with the Guarantee.

5.15     Late Payment Interest

            If Lessee fails to pay any amount payable under the Lease on the due date, Lessee will pay on demand from time to time to Lessor interest (both before and after judgement) on that amount, from the due date to the date of payment in full by Lessee to Lessor, at the Interest Rate. All such interest will be compounded monthly and calculated on the basis of the actual number of days elapsed in the month, assuming a * day month and a * day year.

5.16     Currency

(a) Except for Losses and expenses suffered or incurred by Lessor, which shall be payable by Lessee to Lessor in the currency and in the amount in which such Loss is suffered or incurred, all amounts payable to Lessor under the Lease shall be payable in Dollars in New York and payment in Dollars in New York is of the essence. Lessee shall indemnify Lessor against any Loss Lessor suffers if:

(i) Lessor receives an amount relating to Lessee's obligations in a different currency from that in which payments should be made under the Lease; or

(ii) Lessee pays a judgement or claim in a different currency from that in which payments should be made under the Lease.

(b) Lessee relinquishes any right to pay any amount under the Lease in a currency which is different from the currency provided in the Lease. Notwithstanding any such receipt, judgement or claim described in Section 5.16(a), Lessee shall have a separate obligation to pay, and Lessor shall have a separate claim against Lessee for, amounts to be indemnified by Lessee under this Section 5.16.

5.17     Certificates

            Except where expressly provided in the Lease, any certificate or determination by Lessor as to any rate of interest or as to any other amount payable under the Lease will, in the absence of manifest error, be presumed to be correct.

5.18     Appropriation

            If any sum paid or recovered by Lessor in respect of the liabilities of Lessee under the Lease is less than the amount then due, Lessor may apply that sum to amounts due under the Lease in such proportions and order and generally in such manner as Lessor may determine in its sole discretion.

5.19     Set-off

(a)  In  this  sub-clause,  references  to  Lessee  will  also  include   Lessee
     Affiliates.

(b) Lessor may set-off any obligations owed by Lessee under the Lease or under the Other Agreements against any obligation Lessor owes Lessee under the Lease or owed to Lessee by any Person under the Other Agreements or otherwise, regardless of the place of payment or currency. Promptly after making any such set-off, Lessor shall notify Lessee thereof, but failure to give such notice shall not affect the effectiveness of any such set-off.

(c) If the obligations are in different currencies, Lessor may convert either obligation at the market rate of exchange available in New York. If the amount of an obligation is unknown, Lessor may estimate the amount. Any difference between the estimated obligation and the actual obligation will be paid by either Lessor or Lessee, as appropriate, when the amount becomes known.

5.20     Expenses

            Whether or not the Aircraft is delivered to Lessee, Lessee will pay to Lessor on demand all reasonable expenses (including all reasonable legal fees and expenses and the reasonable fees and expenses of other professional advisers) that the Lessor has to pay:

(a) to deal with any amendments, extensions, consents or waivers that are required in connection with the Lease (but excluding any expenses incurred in connection with the financing or any change in the ownership of the Aircraft or a change in the Lease that is otherwise requested by Lessor or Owner or required by Lessor, Owner or any Financing Party outside of the terms and conditions of this Agreement, and in each case unrelated to any consent, waiver or amendment requested by Lessee or any Default by Lessee under the Lease) or to deal with any replacement of any Engine or Part (except for the replacement of an Engine by or at the request of Lessor prior to the Delivery Date);

(b)  for FAA counsel and otherwise to act upon any advice and obtain  assistance
     to  perfect  the  Lease  in  the  State  of  Registry   and  the  State  of
     Incorporation (and any other appropriate place); and

(c) in connection with, the enforcement or preservation of any of Lessor's rights under the Lease (including under Section 10) or in respect of the repossession of any Aircraft.

(d) All amounts payable pursuant to this Section 5.20 will be paid in the currency in which they are incurred by Lessor.

5.21     Other Payments

            Lessee will promptly pay all Taxes, other than any Taxes described in Section 5.7 (which are addressed separately in such Section), which it is required to pay and all other amounts of any nature imposed by any Government Entity with respect to the Aircraft and/or the Lease except to the extent that, such payment is being contested in good faith by appropriate proceedings in respect of which adequate reserves have been provided by Lessee and non-payment of which does not give rise to any material likelihood of the Aircraft or any interest therein being sold, forfeited or otherwise lost or of criminal liability on the part of Lessor or Owner.

6.       MANUFACTURER'S WARRANTIES

(a) So long as no Event of Default has occurred which is continuing and with effect from Delivery, Lessor assigns to Lessee, and authorizes Lessee to exercise such rights as Lessor may have under any warranty with respect to the Aircraft, any Engine or any Part made by any manufacturer, vendor, sub-contractor or supplier (including compensation for loss of use of the Aircraft) to the extent that the same may be assigned or otherwise made available to Lessee. In furtherance of the foregoing, Lessor shall take such actions, at Lessee's cost and expense, as Lessee may reasonably request to make such warranties available to Lessee. The Manufacturer shall deliver its consent to the assignment of any such warranties upon Delivery of the Aircraft. Lessee will give Lessor prompt written notice of any warranty claim which is settled with Lessee on the basis of a cash payment other than reimbursements for work performed directly by Lessee.

(b) With effect from Delivery, or such earlier date as Lessor, Manufacturer and Lessee may mutually agree, Lessor shall transfer over to the Manufacturer such rights as Lessor may have under any product support agreement Lessor may have with the Manufacturer relating to the Aircraft. In consideration for such transfer, Lessee shall agree with the Manufacturer an independent package of product support. If an Event of Default shall have occurred and is continuing on or before Delivery, Lessee shall promptly pay Lessor upon receipt of a written invoice the value, as determined by the Manufacturer or vendor, as applicable, of such product support as used by Lessee if such support has been used by Lessee prior to Delivery. and Lessee does not accept Delivery of the Aircraft in accordance with the provisions set forth herein.

(c) If an Event of Default has occurred and is continuing Lessor may immediately recover from Lessee the proceeds of any warranty claims previously paid to Lessee to the extent that such claims relate to any defect in the Aircraft not fully and completely rectified by Lessee before such Event of Default and Lessor may:

(i) retain for its own account any such proceeds previously paid to Lessor which would have been remitted to Lessee under this Section 6 in the absence of such Event of Default; and

(ii) cause any proceeds of any pending claims to be paid to Lessor, rather than Lessee.

(d) Upon Redelivery of each Aircraft, Lessee assigns to Lessor, and authorizes Lessor to exercise such rights as Lessee may have under any warranty with respect to the Aircraft, any Engine or any Part made by any manufacturer, vendor, sub-contractor or supplier (including compensation for loss of use of the Aircraft) to the extent that the same may be assigned or otherwise made available to Lessor.In furtherance of the foregoing, Lessee shall take such actions, at Lessee's cost and expense, as Lessor may reasonably request to make such warranties available to Lessor.

7.       LESSOR'S COVENANTS

7.1      Quiet Enjoyment

                  So long as no Event of Default has occurred and is continuing, neither Lessor nor a Person lawfully claiming through Lessor (excluding a Person claiming through Lessor with respect to any Losses, Taxes or other liability for which Lessee is obligated to indemnify Lessor under the Lease or for which Lessee is otherwise responsible under the Lease), will interfere with Lessee's right to quiet use and possession of the Aircraft during the Term. Exercise by Lessor of its rights of inspection or other rights expressly provided to it under the Lease in the absence of an Event of Default shall not be considered to be a breach of the foregoing covenant. Lessee agrees that its only right with respect to a default by Lessor under the Lease is to make a claim against Lessor for actual damages resulting directly therefrom and in any event subject to Section 16.3 hereof, and Lessee hereby waives any and all other rights or remedies it may have under Section 2A-211 of the UCC or Sections 2A-508 through 2A-522 of the UCC or otherwise.

7.2      Maintenance Contributions

(a) If, under the Aircraft Lease Agreement for the Aircraft, Lessee is required to pay Supplemental Rent, then provided no Event of Default has occurred and is continuing, Lessor will pay (as a separate and independent obligation and not as a return of Supplemental Rent) the following amounts to Lessee by way of contribution to the cost of maintenance of the Aircraft, UPON RECEIPT BY LESSOR, WITHIN * MONTHS AFTER CONCLUSION OF SUCH MAINTENANCE AND IN ANY EVENT WITHIN * MONTHS AFTER THE EXPIRY DATE, of an invoice and supporting documentation reasonably satisfactory to Lessor evidencing performance of any of the following work by the Maintenance
     Performer:

(i) Airframe: With respect to the Airframe, the completion, in accordance with the Lease, of the Airframe Structural Check , the lesser of (aa) the amount of that invoice and (bb) an amount equal to the aggregate amount of the Airframe Supplemental Rent paid under the Lease at the date such work starts less the aggregate amount previously paid by Lessor under this sub-clause;

(ii) Engine Life-Limited Parts: With respect to life-limited Parts within any Engine, the performance, in accordance with the Lease, of any replacement or repair of those Parts ("Engine LLP Replacement"), the lesser of (x) the amount of that invoice and (y) an amount equal to the aggregate amount of the Engine LLP Supplemental Rent paid in respect of that Engine under the Lease at the date such work starts less the aggregate amount previously paid in respect of that Engine by Lessor under this sub-clause;

(iii)Engine Refurbishment: With respect to any Engine, the performance, in accordance with the Lease, of Engine Refurbishment in respect of that Engine the lesser of (x) the amount of that invoice and (y) an amount equal to the aggregate amount of the Engine Supplemental Rent paid under the Lease in respect of that Engine at the date such work starts less the aggregate amount previously paid in respect of that Engine by Lessor under this sub-clause;

(iv) APU: With respect to the APU, the performance, in accordance with the Lease, of all shop visits requiring APU removal and disassembly, the lesser of (x) the amount of that invoice and (y) an amount equal to the aggregate amount of the APU Supplemental Rent paid under the Lease at the date such work starts less the aggregate amount previously paid by Lessor under this sub-clause; and

(v) Landing Gear: With respect to the Landing Gear, the performance in accordance with the Lease, of all work on the landing gear in the nature of overhaul and requiring removal and disassembly, the lesser of (x) the amount of that invoice and (y) an amount equal to the aggregate amount of the Landing Gear Supplemental Rent paid under the Lease at the date such work starts less the aggregate amount previously paid by Lessor under this sub-clause.

PROVIDED THAT Lessor will not pay any such contribution:

(b) in respect of paragraphs (i)-(v) above, for repairs arising as a result of accidents or incidents (whether or not eligible for recovery under Lessee's insurance), operational or maintenance mishandling or, except as and to the extent otherwise expressly agreed by Lessor, airworthiness directive work; nor

(c) in respect of paragraphs (ii) and (iii) above, for repairs arising as a result of foreign object damage, the removal, installation, maintenance and repair of QEC (Quick Engine Change Kits) and/or any replacement of parts not required under the Maintenance Program to be replaced as part of the maintenance described in clause (i) through (v) above, as the case may be.

8.       LESSEE'S COVENANTS

8.1 Duration: Lessee shall perform and comply with its undertakings and covenants in the Lease at all times during the Term. All such undertakings and covenants shall, except where expressly otherwise stated, be performed at the expense of Lessee.

8.2      Information

Lessee will:

(a) provide Lessor with a Technical Report for the Aircraft within * days after the end of each calendar month throughout the Term;

(b)  provide Lessor with the Financial Information;

(c) promptly notify Lessor of any Event of Loss and, promptly after Lessee becomes aware thereof, of any event which is likely to result in an insurance claim in excess of the Damage Notification Threshold and details of any negotiations with insurers or insurance brokers relating to such claim;

(d)  promptly notify Lessor of any Default;

(e) provide Lessor, upon request, with evidence that all Taxes and charges incurred by Lessee in connection with the Aircraft, its location and its operations, including those invoiced by airports and air traffic control authorities have been paid in full;

(f) provide Lessor with such other information concerning the location, condition, use and operation of the Aircraft or concerning the business or financial affairs of Lessee, as Lessor may from time to time reasonably request;

(g) give Lessor not less than * days written notice as to the scheduled tim and location of all Major Checks;

(h) notify Lessor, promptly, of the removal of any Engine for the purpose of Engine Refurbishment; and

(i)  provide  Lessor  with  all  information  concerning  the  Aircraft,  or its
     location,   condition,   use  and/or  operation  or  concerning  Lessee  as
     reasonably requested by Lessor.

8.3      Lawful and Safe Operation

            Lessee will operate the Aircraft for commercial purposes from the Delivery Date until the Return Occasion from a base within the State of Registry or from such other base outside the State of Registry pursuant to a sub-lease or a wet-lease complying with
            Section 8.4(a),provided, always that Lessee shall not use or operate the Aircraft or suffer or permit the Aircraft to be used or operated

(a) in violation of any applicable Regulations or in a manner causing Lessor to be in violation of any applicable Regulations;

(b)  for any purpose for which the Aircraft was not designed or which is illegal

(c)  to carry cargo which could reasonably be expected to damage the Aircraft;

(d) in any circumstances or place where the Aircraft is not covered by the Insurances; or

(e) for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of Lessee's cockpit personnel, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other aircraft of the same type operated by Lessee.

8.4      Subleasing

(a) AT NO TIME WILL LESSEE SUB-LEASE, WET-LEASE OR OTHERWISE GIVE POSSESSION OR CONTROL OF THE AIRCRAFT OR ANY ENGINE TO, OR OTHERWISE PERMIT THE AIRCRAFT OR ANY ENGINE TO BE IN THE POSSESSION OR CONTROL OF, ANY PERSON EXCEPT:

(i) when the prior written consent of Lessor has been obtained such consent no to be unreasonably withheld; or

(ii) where the Aircraft or Engine is delivered to a manufacturer or maintenance facility for testing or work to be done on it as required or permitted under the Lease; or

(iii)to a Permitted Sub-Lessee pursuant to a sub-lease which complies with the conditions set out in Clause 8.4(b) and provided that no Default shall have occurred and be continuing (a "Permitted Sub-lease");

(iv) on a wet- lease which complies with Section 8.4(c); or

(v)  with respect to an Engine, as permitted under Section 8.11.

(b) Lessor will not unreasonably withhold or delay its consent to a proposed Permitted Sub-Lease and to a proposed Permitted Sub-Lessee; provided that, if Lessor grants its consent, then in addition to any conditions required by Lessor as part of such consent, each of the following conditions shall be required to be satisfied in relation to any Permitted Sub-Lease prior to any sub-leasing pursuant to this Section:

(i) Notification: at least * days prior to entering into any Permitted Sub-Lease, Lessee shall give Lessor written notice, specifying the identity of the Permitted Sub-Lessee, the term of the Permitted Sub-Lease, the scheduled delivery date under the Permitted Sub-Lease and the habitual base of the Permitted Sub-Lessee;

(ii) Term: the term of the Permitted Sub-Lease shall not extend beyond the scheduled Expiry Date;

(iii)Form:   a Permitted Sub-Lease shall:

                           (aa) not contain provisions inconsistent with the provisions of the Lease (but may impose additional or more stringent obligations on any Permitted Sub-Lessee than are imposed on Lessee under the Lease);

                           (bb) provide that no further subleases of the Aircraft by such Permitted Sub-Lessee are permitted; and

                           (cc) include provisions substantially identical to or having substantially the same effect as Sections 2.1, 5.6, 5.7, 5.9, 5.11, 5.15,
                                    5.16, 5.21, 8, 9, 10, 11, 13, 15.1, 15.8 and
                                    16 and Schedules 2 (Section 1.1), 7 and 9 of
                                    the Lease (but the Permitted  Sub- Lease may
                                    impose    additional   or   more   stringent
                                    obligations on any Permitted Sub-Lessee than are imposed on Lessee under the Lease);

(iv) Subordination  and Assignment:  the Permitted  Sub-Lease shall provide that
     (aa) the Permitted Sub- Lease is subject and subordinate to the Lease in all respects and the rights of the Permitted Sub-Lessee under the Permitted Sub-Lease are subject and subordinate in all respects to the rights of Lessor under the Lease; and (bb) prior to delivery of the Aircraft to the Permitted Sub-Lessee (as a condition precedent thereof), the Permitted Sub-Lessee shall provide an acknowledgement to Lessor and Owner in a form reasonably satisfactory to Lessor, confirming its agreement to this provision and confirming that its rights to possession of the Aircraft under the Permitted Sub-Lease will terminate immediately upon the termination of the Lease, and that it will redeliver the Aircraft to Lessor, upon notification from Lessor that an Event of Default has occurred and that it has, as a result thereof, terminated Lessee's right to possession of the Aircraft under the Lease (the "Subordination Acknowledgement"). The Permitted Sub-Lease shall be assigned to Lessor pursuant to an agreement reasonably acceptable to Lessor (the "Sub-Lease Assignment");

(v) Quiet Enjoyment: the Permitted Sub-Lease shall provide that the Permitted Sub-Lessee shall have the right to quiet enjoyment of the Aircraft for so long as no Event of Default has occurred under the Lease and/or no event of default or termination event (howsoever described) has occurred under the Permitted Sub-Lease;

(vi) Obligations of Lessee: Lessee shall remain primarily liable under the Lease for the performance and observance of all its obligations to the same extent as if no Permitted Sub-Lease had been entered into. To the extent that the Permitted Sub-Lessee properly performs an obligation under the Permitted Sub-Lease, Lessor agrees that such performance shall also be regarded as discharging (to such extent) Lessee's corresponding obligation;

(vii)Insurances: all insurance requirements herein shall be complied with either by Lessee or by the Permitted Sub-Lessee as if references in the insurance provisions of the Lease to "Lessee" were references to "the Permitted Sub-Lessee", and Lessee shall cause the Permitted Sub-Lessee to provide the insurance certificate and brokers' letter of undertaking referred to in Section 9.3(c)(ii) at least * (*) Business Days prior to the commencement of the Permitted Sub-Lease;

(viii)Registration: there shall be no change in the registration of the Aircraft from its State of Registry;

(ix) Repossession or Political Risk Insurance: if reasonably required by Lessor repossession or political risk insurance, as the case may be, shall be obtained by Lessor at Lessee's cost, provided that repossession or political risk insurance , as the case may be, will not be required if the Permitted Sub-Lessee meets the requirements of Sections 8.7(a)(iv) and (v). If repossession or political risk insurance is required, the Permitted Sub-Lease shall provide that, if any such repossession or political risk, as the case may be, insurance cannot be obtained or renewed, a termination event will occur upon notice by Lessor to Lessee or the Permitted Sub-Lessee of an inability to procure repossession or political risk, as the case may be, insurance;

(x) Legal Opinions: as a condition precedent to the effectiveness of the Permitted Sub-Lease, Lessee shall provide to Lessor the following legal opinions (at Lessee's or Permitted Sub-Lessee's expense) addressed to
     Lessor, Owner and the Financing Parties' Representative from counsel reasonably acceptable to Lessor;

                                    (aa)    a legal opinion in relation  to  the
                                            Permitted   Sub-Lease  in  form  and
                                            substance   reasonably  satisfactory
                                            to,   and   containing  such   other
                                            matters  set  out    in  Schedule  8
                                            requested by, Lessor and  confirming
                                            further   that    each    of     the
                                            Subordination  Acknowledgement,  the
                                            Permitted    Sub-Lease    and    the
                                            Sub-Lease   Assignment   is   valid,
                                            binding  and  (except  as limited by
                                            any   equitable    principles   and
                                            applicable  bankruptcy,  insolvency,
                                            reorganization,    moratorium     or
                                            similar laws affecting creditors' or
                                            lessors'      rights      generally)
                                            enforceable    against     Permitted
                                            Sub-Lessee and, in the case  of  the
                                            Sub-Lease     Assignment,   properly
                                            perfected as against Lessee; and

                                    (bb)    one or more legal opinions in a form
                                            and    from    counsel    reasonably
                                            acceptable to Lessor in the State of
                                            Registration,     the    State    of
                                            Incorporation for each of Lessee and
                                            the Permitted Sub-Lessee and, if not
                                            in the United  States,  State of the
                                            Habitual  Base to the effect,  inter
                                            alia,  that  Lessor's,  Owner's  and
                                            Financing Parties'  Representative's
                                            interests  in the  Aircraft  will be
                                            recognized  under  the  laws of such
                                            country or countries.

The foregoing opinion or opinions (x) shall be forwarded promptly to Lessor at least * Business Days prior to the effective date of the Permitted Sub-Lease, and (y) may, if different opinions are required hereunder, be made by a single counsel qualified to render opinions in each such country;

(xi) Filings: Lessee shall co-operate with Lessor (at no cost to Lessor) in connection with the execution and filing of any documents reasonably required by Lessor to be executed and filed from time to time with any registry or authority in the Habitual Base, the State of Registration and State of Incorporation (of each of Lessee and the Permitted Sub-Lessee) in order to protect the interests of Lessor, Owner and Financing Parties' Representative in and to the Aircraft, the Lease or the Permitted Sub-Lease and/or to ensure the validity, enforcement or priority thereof;

(xii)Expenses: Lessee will pay to Lessor on demand all reasonable out of pocket expenses (including legal, survey and other costs) and Taxes payable or incurred by Lessor, Owner or Financing Parties' Representative in connection with the review and approval of the documentation required pursuant to this Section or otherwise incurred in connection with any requested sub-lease or the sub-leasing of the Aircraft thereunder;

(xiii)Permitted Sub-Lease: Promptly after its execution, Lessee shall provide Lessor with a copy of the signed Permitted Sub-Lease;

(xiv)Acknowledgement by Guarantor: If a Guarantee is required under the Aircraft Lease Agreement, Lessee shall provide to Lessor at least * Business Days prior to the effective date of the Permitted Sub-Lease an acknowledgement by Guarantor of the Permitted Sub-Lease and confirmation that the Guarantee will remain in full force and effect during the term of such Permitted Sub-Lease.

(c) Notwithstanding Section 8.4 (a), Lessee shall be permitted to make the Aircraft available to the United States under the CRAF program as provided in Section 12.7 and Lessee shall be permitted to otherwise wet lease the Aircraft provided the Aircraft (i) shall be operated solely by regular employees of Lessee possessing all current certificates and licenses that are required by applicable Regulations, including by the State of Registry, and shall remain in the operational control and possession of Lessee, (ii) shall be subject to insurance coverage as provided for in the Lease, (iii) shall be used and operated in accordance with the Lease and shall be maintained or caused to be maintained by Lessee in accordance with Lessee's Maintenance Program and Lessee's normal maintenance practices, and (iv) shall not be subject to any change in its State of Registry; and provided always that, except in respect of CRAF, such arrangement is expressly subordinated to the Lease and the rights of Lessor thereunder and to the Aircraft, and Lessee provides Lessor with all opinions, certificates and other documents requested by Lessor which are required to be provided, and takes all other action requested by Lessor.

8.5      Inspection

(a) Lessee will permit Lessor's representatives to inspect the Aircraft at any time. Unless an Event of Default has occurred and is continuing, any such Person will give Lessee reasonable notice of inspection and such inspection will not result in a disruption to the scheduled operation of the Aircraft. Lessee shall comply with the reasonable requests of Lessor's representatives during the course of an inspection, including any request to travel on the flight deck of the Aircraft as an observer, subject to any applicable Regulations.

(b) The cost of conducting an inspection shall be borne by Lessor, unless, as a result of that inspection, Lessee is found to be in default of its obligations under the Lease in which case the cost shall be borne by Lessee.

(c) No liability or obligation will be incurred by Lessor by reason of non-exercise by it of the inspection rights referred to in this Section.

(d) Lessor hereby indemnifies and agrees to hold harmless Lessee from and against all Losses relating to or arising out of the death or injury to any such observer or any employee of Lessor in connection with any such inspection.

8.6      Ownership; Property Interests; Related Matters

(a)  Lessee will:

(i) fix and maintain Nameplates containing the Nameplate Inscription in a prominent position in the cockpit or cabin of the Aircraft and on each Engine; and

(ii) take all reasonable steps as Lessor may reasonably request to make sure that such Persons as Lessor reasonably specifies know about the interests of Owner, Lessor and Financing Parties' Representative in the Aircraft.

(b)  Lessee will not:

(i) represent that it is the owner of the Aircraft or that it has an economic interest (equivalent to ownership) in the Aircraft for Tax treatment or other purposes;

(ii) represent to others that Owner, Lessor or Financing Parties' Representative is associated with or responsible for the business activities and/or flight operations of Lessee;

(iii)allow the Aircraft or the Lease to become or remain subject to any Security Interest (other than a Permitted Lien); or

(iv) allow the name of any Person other than Lessor, Owner or any Financing Party to be placed on the Aircraft or any Engine as a designation that could reasonably be interpreted as a claim of ownership or as a Security Interest; provided, that Lessee may place thereon, or allow a Permitted Sub-Lessee to place thereon, its customary insignia and colors.

8.7      General

(a)  Lessee will:

(i) maintain its business as a commercial airline, will preserve its corporate existence (other than as permitted in Section 8.7 (vii) below) and will maintain all rights, privileges, licenses and franchises material thereto or material to performing its obligations under the Lease;

(ii) not operate, maintain, insure or deal with, or keep records with respect to, the Aircraft in a manner which discriminates against the Aircraft adversely insofar as Lessor's, Owner's or Financing Parties' interests are concerned, when compared with the manner in which Lessee operates, maintains, insures or deals with, or keep records with respect to, similar aircraft, engines or parts in Lessee's fleet;

(iii)not change the location of its chief executive office from that described in the heading of the Aircraft Lease Agreement or otherwise be located (as defined in Section 9-103(3)(d) of the UCC) at any place in the United States other than the location described the heading of the Aircraft Lease Agreement, except upon 30 days prior written notice thereof to Lessor;

(iv) remain a Certificated Air Carrier and maintain its status so as to fall within the purview of Section 1110 of Title 11 of the U.S.C. or any analogous statute;

(v)  remain a "citizen of the United States" as defined in Section 40102(a) (15)
     (c) of Title 49 of the U.S.C.;

(vi) not liquidate or dissolve; and

(vii)not consolidate with or merge into or with any other corporation or other Person, and not convey, transfer, lease or otherwise dispose of all or substantially all of its property and other assets to, or acquire all or any substantial part of the property or other assets or capital stock of (if such acquisition is analogous in either purpose or effect to a consolidation or merger), any corporation or other Person, unless:

                           (x) such transaction shall not have any material adverse effect on the rights of Lessor under or in respect of the Lease or the Aircraft;

                           (y) the Person formed by or surviving such consolidation or merger or the Person which acquires by conveyance, transfer, lease or other disposition all or substantially all of such property and other assets or stock (the "Successor Entity"):(A)shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia; (B) immediately after giving effect to such transaction, shall be Lessee or shall have acquired or succeeded to all or substantially all of the property and other assets of Lessee (if such assets are being transferred) as an entirety, and shall have a tangible net worth (determined in accordance with GAAP) of not less than Lessee's tangible net worth (determined in accordance with GAAP) immediately prior to such transaction; (C) shall be a "citizen of the United States" of America as defined in
                                   Section 40102(a)(15)(c) of Title 49 of the U.S.C. and Certificated Air Carrier; and (D) shall execute and deliver to Lessor such recordations and filings with any Governmental Entity and such other documents as Lessor determines shall be reasonably necessary or advisable to evidence, or in connection with, such consolidation, merger, sale, lease, transfer or other disposition and an agreement, in form and substance reasonably satisfactory to Lessor which is a legal, valid, binding and enforceable assumption by such Successor Entity of the due and punctual performance and observance of each covenant and condition of the Lease and the other related documents to which Lessee is a party, and an officer's certificate to such effect and to the effect that the other requirements of this Section have been satisfied, and a legal opinion from counsel to such effect and otherwise in such form and substance reasonably satisfactory to Lessor; and

                           (z)     no  Default  shall  have   occurred  and   be
                                   continuing  or   shall  occur  as  a   result
                                   thereof.
8.8      Records

            Lessee will keep all Aircraft Documents and Records in English and so they meet the requirements of applicable Regulations (including FAR 91.417) and Lessee's Maintenance Program.

8.9      Protection

Lessee will:

(a) take all actions reasonably requested by Lessor that are within its control to keep the Aircraft registered with the Air Authority in the name of Owner and subject to the first-priority Security Interest in favor of Financing Parties' Representative; and

(b) make any and all filings required to be made with the Air Authority registry that are within its control and take all other actions within its control that are necessary or advisable to reflect on the Air Authority registry any (i) change in the ownership of the Aircraft, or (ii) change in the interests of Lessor, Owner or the Financing Parties' Representative in the Lease or the Aircraft, (iii) modification to the Aircraft (such as the permanent replacement of any Engine or Part in accordance with the Lease) or (iv) change in applicable Regulation. Lessor will bear any costs incurred as a consequence of a transfer by Lessor, Owner or the Financing Parties' Representative in the interests of Lessor, Owner or the Financing Parties' Representative in the Lease or the Aircraft or a change in the identity of Lessor, Owner or the Financing Parties' Representative (in each case, unrelated to the replacement of any Engine or Part or a Default) in connection with the preceding sub-clauses (i) and (ii), and Lessee will bear any other costs incurred in complying with this Section, including in connection with the replacement of any Engine or Part.

8.10     Maintenance and Repair

            Lessee will maintain, overhaul and repair the Aircraft (or arrange for the Aircraft to be maintained, overhauled and repaired, through the Maintenance Performer), so that:

(a) the Aircraft is kept in as good operating condition and repair as the condition of the Aircraft as at Delivery and after giving effect to any post-Delivery modifications, repairs or maintenance paid for or otherwise provided by or on behalf of Lessor, except for ordinary wear and tear;

(b) the Lessee has a current certificate of airworthiness (issued by the Air Authority in the appropriate public transport category) for the Aircraft in good standing at all times;

(c) the Aircraft complies with (i) all applicable Regulations including the standard stipulated by FAR Part 121 Subpart L and any other rules and regulations of the FAA and in at least the same manner and with at least the same care, including record keeping, maintenance scheduling, modification status and technical condition, as is the case with respect to similar aircraft owned or otherwise operated by Lessee and as if Lessee were to retain and continue operating the Aircraft in its fleet after the Expiry Date, including all maintenance to the Airframe, any Engine or any Part required to maintain all warranties, performance guaranties or service life policies in full force and effect; and (ii) the requirements of all Airworthiness Directives and all service bulletins issued during the Term designated by the State of Design or State of Registry as "mandatory," and to be carried out before the Return Occasion or within a period of * days after the Return Occasion; provided, that, Lessor shall reimburse Lessee for a portion of the cost of certain Airworthiness Directives in excess of the AD Threshold, in accordance with Schedule B, Part VI of the Aircraft Lease Agreement; and

(d) all maintenance is carried out according to Lessee's Maintenance Program in at least the same manner and with at least the same care, including maintenance scheduling, modification status and technical condition, as is the case with respect to similar aircraft owned or otherwise operated by Lessee.

8.11     Removal of Engines and Parts

(a) General: Lessee shall replace, within * (*) days thereof, any Engine that has suffered an Engine Event of Loss in accordance with Section 8.11(b), and any Part which is permanently removed from the Aircraft shall be replaced in accordance with Section 8.11(b). Any Engine or Part which otherwise is lost, stolen, destroyed, seized, obsolete, confiscated, damaged beyond repair or permanently rendered unfit for any reason, shall be replaced in accordance with Section 8.11(b). Any Engine or Part may be installed on another aircraft Lessee owns or leases in accordance with
     Section 8.11(c). Lessee may temporarily install an engine or part in accordance with Section 8.11(d). Lessee shall obtain from any person to whom possession of an Engine is given, and from the lessor of any airframe on which an Engine is installed and from any holder of a Security Interest in any airframe on which an Engine is installed, an agreement in writing (which agreement, in the case of a lease or Security Interest, may be contained in the applicable lease or Security Interest agreement covering such airframe) to Lessor, Owner and Financing Parties' Representative, in form and substance reasonably satisfactory to Lessor, that such Person and its successors and assigns will respect the interests of Owner and Lessor as owner and lessor, respectively, and of the Financing Parties' Representative as holding a Security Interest in, such Engine and will not seek to acquire, claim or exercise any rights whatsoever in relation to such Engine. In the event Lessee shall have received from a lessor of or secured party holding a Security Interest in any airframe leased to Lessee or owned by Lessee a written agreement pursuant to the foregoing sentence and the lease or Security Interest covering such airframe also covers an engine or engines owned by the lessor under such lease or subject to such Security Interest in favor of the secured party under such Security Interest, Lessor hereby agrees for the benefit of such lessor or secured party that Lessor will not acquire, claim or exercise as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or Security Interest and owned by such lessor or subject to a Security Interest in favor of such secured party.

(b)  Permanent Replacement:  If Lessee permanently replaces an Engine or  Part:

(i) in the case of an Engine, the replacement engine shall be of the same manufacturer and model, or at Lessee's option an engine of an improved model, and have equivalent or better remaining useful life, modification status, time elapsed since hot section refurbishment, cold section refurbishment, reduction gear overhaul, life limited part utility, serviceability and equivalent remaining warranty status as the Engine it replaces, and is otherwise of an equivalent or better value and utility and suitable for installation and use on the Airframe without impairing the value or utility of the Airframe and compatible with the remaining installed Engine(s);

(ii) in the case of a Part, the replacement part shall be in good operating condition, have a value and utility the same or better than the Part it is replacing, have as much useful life available until the next scheduled maintenance procedure, be of the same or a more advanced make and model and of the same interchangeable modification status as the Part it is replacing;

(iii)the replacement engine or part shall have become and remain, until replaced in accordance with this Section, the property of Owner free from Security Interests (other than Permitted Liens), and subject to the applicable Financing Documents; and

(iv) Lessee shall have full details of the source and maintenance records of the replacement engine or part and in the case of serialized rotable parts, also have a complete service history as required by the Air Authority.

(c)  Other Aircraft:   An  Engine  or Part may be installed on an aircraft which
     Lessee owns or leases if:

(i)  no payment Default or Event of Default has occurred and is continuing;

(ii) Lessee has operational control over the aircraft;

(iii)Owner keeps the ownership of the Engine or Part concerned until replaced in accordance with this Section;

(iv) the Engine or Part does not become subject to a Security Interest and the applicable airframe is not subject to any Security Interest except a Permitted Lien or a lease or Security Interest described in Section 8.11(a) above; and

(v) the Engine or Part is removed from the aircraft not later than the Expiry Date;

(d) Temporary Replacement:Lessee may install any engine or part on the Aircraft as a temporary replacement if:

(i)  no payment Default or Event of Default has occurred and is continuing;

(ii) there is not available an engine or part complying with the requirements of the Lease for a replacement Engine or Part;

(iii)it would result in an unreasonable disruption of the operation of the Aircraft or the business of Lessee to have the Aircraft grounded until such time as an engine or part complying with the requirements of the Lease for a replacement Engine or Part becomes available for installation;

(iv) as soon as practicable after an engine or part is installed on the Aircraft, but before the Expiry Date, Lessee removes that engine or part and replaces it with the original Engine or Part (or by an engine or part which is allowed by Section 8.11(b)); and

(v)  the Insurances for the Aircraft are not adversely affected.

(e) Pooling/Interchange: Lessee shall not subject any Engine or Part to any pooling, interchange, lease or similar arrangement unless Lessee obtains Lessor's prior written consent thereto, which consent shall not be unreasonably withheld.

8.12     Equipment Changes

            Lessee will not make any modification or addition to the Aircraft (each an "Equipment Change"), except for an Equipment Change which:

(i) is required by applicable Law or expressly permitted or required by the Lease; or

(ii) has the prior written approval of Lessor or does not diminish the condition, utility, airworthiness or value of the Aircraft and costs less than $*; or

(iii)is otherwise permitted by Section 8.14 herein.

So long as no Default has occurred and is continuing, Lessee may remove any Equipment Change provided that the Equipment Change is not required pursuant to the terms of the Lease or to maintain the Insurances and removal does not diminish the value, utility, airworthiness or condition of the Aircraft below what it would have been if such Equipment Change had never occurred. Furthermore, Lessor may require Lessee to remove any Equipment Change (other than those required by applicable Law) on the Expiry Date and to restore the Aircraft to its condition prior to that Equipment Change. Any Equipment Change not so removed becomes the property of Lessor or Owner, as the case may be.

8.13     Title on an Equipment Change

Title to any equipment that becomes a Part or an Engine after the Delivery Date shall vest in Owner solely by virtue of its attachment to the Airframe or an Engine and it shall then be subject to the Lease and, if applicable, the Financing Documents, as if it were attached to the Aircraft at Delivery. If so requested by Lessor, Lessee will provide a properly executed bill of sale or similar instrument to evidence the vesting of good and marketable title, free and clear of Liens (except Lessor Liens), to any such equipment in Owner. After Lessee has permanently replaced an Engine in accordance with Section 8.11(b) and this Section 8.13, Lessor will, or will procure that Owner will transfer to Lessee, all of Lessor's or Owner's, as the case may be, rights to the engine that has been replaced, on an AS IS, WHERE IS basis without recourse or warranty (except as to the absence of Lessor's Liens), and will at Lessee's expense provide or will procure that Owner provides a bill of sale or similar instrument as Lessee may reasonably request to evidence such transfer. Lessee shall indemnify, on an After-Tax Basis, Lessor, Owner and each other Tax Indemnitee for all fees and expenses incurred by Lessor, Owner or any other Tax Indemnitee in connection with any such transfer.

8.14     Inflight Equipment

Notwithstanding any other provision of this Agreement, Lessor acknowledges that Lessee may at any time during the Term install a telephone system and/or an inflight entertainment system for passenger use (collectively, the "Inflight Equipment") on the Aircraft notwithstanding that the Inflight Equipment may not be owned by Lessee provided that:

(a) Lessee shall give Lessor notice of the installation of any Inflight Equipment on the Aircraft and the name and address of the owner of such Inflight Equipment (including Lessee as owner, if applicable);

(b) the documents pursuant to which the owner of the Inflight Equipment installs same on the Aircraft shall provide that such owner shall not have any lien, security interest, claim or other encumbrance on or against the Aircraft, and such owner's only right with respect to the Aircraft shall be to remove the Inflight Equipment from the Aircraft and, such documents shall also provide that such owner shall remove the Inflight Equipment from the Aircraft not later than the earlier of (A) * (*) days after notice from Lessor of the occurrence of an Event of Default, and (B) the Expiry Date;

(c) such right of removal is subject to and conditional upon such owner restoring, or causing Lessee to restore, all alterations made to the Aircraft in connection with the installation of the Inflight Equipment to the condition prior to the installation thereof (ordinary wear and tear excepted).

Lessor acknowledges that at all times:

(i) the owner of the Inflight Equipment has and will retain sole and exclusive right and title to and in the Inflight Equipment;

(ii) the Inflight Equipment shall not constitute a Part or a part of the Aircraft;

(iii)title to the Inflight Equipment shall not transfer to or from Lessor pursuant to Clauses 8.12 and 8.13; and

(iv) the Inflight Equipment shall not become subject to the Security Interest of any person to whom Lessor grants a Security Interest in the Aircraft pursuant to Clause 14.1.

9.       INSURANCE

9.1      Insurances

Lessee will maintain the Insurances in full force during the Term, and thereafter as expressly required in the Lease, which Insurance shall be through such brokers and with such insurers of recognised standing and reputation and shall be subject to such exclusions consistent with the customary standard for similar operators, operating similar equipment in similar circumstances. The Insurances shall in any event meet the requirements set forth in Schedule 7. If the Insurances do not meet the requirements set forth in Schedule 7, Lessor may require that the Insurances be amended if the scope and level of cover does not protect the interests of Lessor and each Indemnitee to at least the same extent as they were at the commencement of the Term.

9.2      Insurance Undertakings and Information:  Lessee will:

(a) comply with the terms and conditions of each policy of the Insurances and not do, consentor agree to any act or omission which:

(i)  invalidates or may invalidate the Insurances; or

(ii) renders or may render void or voidable the whole or any part of any of the Insurances; or

(iii)brings any particular liability within the scope of an exclusion or exception to the Insurances;

(b) not take out without the prior written approval of Lessor any insurance or reinsurance in respect of the Aircraft other than that which is required under the Lease unless relating solely to hull total loss, business interruption, profit commission and deductible risk and which does not in any event adversely affect the Insurances required to be maintained hereunder;

(c) commence renewal procedures at least * days prior to expiry of any of th Insurances and provide to Lessor:

(i) if requested by Lessor, a written status report of renewal negotiation * days prior to each expiry date;

(ii) telecopy confirmation of completion of renewal prior to each policy expiry date;

(iii)certificates   of  insurance  (and  where   appropriate   certificates   of
     reinsurance), and broker's (and any reinsurance broker's) letter of undertaking in a form reasonably acceptable to Lessor, detailing the coverage and confirming the insurers' (and any reinsurers') agreement to the specified insurance requirements of the Lease on or before each renewal date;

(d) on request, provide to Lessor copies ofdocuments or other information evidencing the Insurances; and

(e) provide any other insurance and reinsurance related information, or assistance, in respect of the Insurances as Lessor may reasonably require.



9.3      Failure to Insure

If Lessee fails to maintain any of the Insurances in compliance with the Lease, each of the Indemnitees will be entitled but not bound (without prejudice to any other rights of Lessor under the Lease):

(a) to pay the premiums due or to effect and maintain insurances satisfactory to it or otherwise remedy Lessee's failure in such manner (including, without limitation to effect and maintain an "owner's interest" policy) as it considers appropriate. Any sums so expended by it will become immediately due and payable by Lessee to Lessor together with interest thereon at the Interest Rate, from the date of expenditure by it up to the date of reimbursement by Lessee; and

(b) at any time while such failure is continuing to require the Aircraft to remain at any airport or to proceed to and remain at any airport designated by it until the failure is remedied to its satisfaction.

9.4      Continuing Indemnity

Lessee shall effect and maintain insurance after the Expiry Date with respect to its liability under Section 10 (Indemnity) for * years, and such insurance shall name each Indemnitee as an additional insured.

10.      INDEMNITY

(a) Except as provided in Section 10(b) below, Lessee agrees to assume liability for and to indemnify each of the Indemnitees against and agrees to pay on demand any and all Losses which an Indemnitee may at any time suffer or incur at any time, whether directly or indirectly, arising out of, related to or in any way connected with:

(i) the ownership, maintenance, overhaul, service, repair, delivery, possession, transfer of ownership or possession, import, export, registration, control, storage, modification, leasing, insurance, inspection, testing, design, date processing, sub-leasing, use, condition, redelivery or other matters relating to the Aircraft, any Engine or any Part (regardless of whether in the air or on the ground, and regardless of whether such Losses are based on strict liability in tort, any act or omission, including the negligence, of any Indemnitee, or otherwise); or

(ii) any breach by the Lessee of any of its obligations under the Lease; or

(iii)the design, testing or use of or any article or material in, the Aircraft, any Engine or any Part or its use or operation, including any defect in design and regardless of whether it is discoverable, and any infringement of patent, copyright, trademark, design or other proprietary right claimed by any Person or a breach of any obligation of confidentiality claimed to be owed to any Person.

     For the avoidance of doubt, the reference to "ownership" in clause (i) shall not require Lessee to indemnify Lessor in respect of (y) any defect in Lessor's or Owner's title to the Aircraft or (z) any decline in residual value of the Aircraft if Lessee shall have fully complied with its obligations under the Lease. (b) Lessee is not required to indemnify any particular Indemnitee under this Section, to the extent a particular Loss:

(i) is caused by the willful misconduct of that Indemnitee or gross negligence of that Indemnitee, other than gross negligence imputed to that Indemnitee by reason of its interest in the Aircraft or the Lease;

(ii) is caused by Lessor's breach of the Lease which does not result from a Default;

(iii)is related to any Taxes (but without prejudice to any Indemnitee's rights under any other provision of this Lease relating to Taxes);

(iv) arises from a claim made, or is based on any event occurring, prior to the commencement of the Term;

(v) arises from a claim made, and is based on any event occurring, after the redelivery of the Aircraft to Lessor in compliance with the Lease;

(vi) caused as a result of any sale, assignment, transfer or other disposition (whether voluntary or involuntary) by such Indemnitee of the Aircraft or Engine or any interest therein, unless such sale, transfer or other disposition has resulted from or occurred following an Event of Default; or

(vii)consists of normal administrative costs and expenses of such Indemnitee (but excluding any such costs or expenses resulting from the occurrence of any Default); or

(viii)consists of costs or expenses for which Lessor has expressly agreed to be responsible under any other provision of the Lease; or

(ix) related to a Lessor Lien.

(c) Notwithstanding anything to the contrary in this Section 10 and subject in all cases to such Losses not being subject to coverage under the Insurances or any contest being commenced in violation of the exercise of rights of any insurer pursuant to the Insurances,

(i) if requested by Lessee for any Losses, each Indemnitee shall contest (or, if Lessee desires and such Indemnitee consents (which consent shall not be unreasonably withheld or delayed), allow Lessee to contest in the name of such Indemnitee) the payment for which it seeks indemnification hereunder;

(ii) if Lessee desires to contest the payment of any amount for which an Indemnitee seeks indemnification hereunder and such Indemnitee is required to make a payment of any such amount as a condition precedent to contesting payment of such amount, Lessee shall advance to such Indemnitee the amount of such payment on an interest-free basis;

(iii)in the event of a contest Lessee shall indemnify each Indemnitee promptly for all reasonable out-of-pocket expenses incurred by each Indemnitee in connection with any participation by such Indemnitee in such contest, including without limitation, all reasonable legal, accounting and investigatory fees and disbursements;

(iv) in the event any contest is conducted by an Indemnitee (rather than by Lessee in the name of such Indemnitee) such Indemnitee shall consider in good faith any views with respect to such contest offered by Lessee and shall keep Lessee reasonably informed as to the progress of such contest and Lessee shall have no liability hereunder for any portion of such dispute settled by such Indemnitee without the prior consent of Lessee;

(v) Lessee shall not be entitled to undertake, or to request than an Indemnitee undertake, any contest without first providing to such Indemnitee (1) an opinion (obtained at Lessee's expense) of legal counsel (reasonably acceptable to such Indemnitee) to the effect that a reasonable basis exists to contest and (2) evidence satisfactory to such Indemnitee that such Losses are not covered by the Insurances required pursuant to Section 9 and
     Schedule 7 herein;

(vi) Lessee shall not have any right to contest such Losses if an Event of Default has occurred and is outstanding, including without limitation failure to comply with any operational conditions set forth in the Insurances pursuant to Section 9 or Schedule 7 herein;

(vii)Lessee shall not be entitled to contest, or to require an Indemnitee to contest, any Losses if such Indemnitee agrees in writing not to seek indemnification from Lessee for (or not to require Lessee to pay) the Losses that would be the subject of such contest; and

(viii) Lessee shall not be entitled to contest, or require an Indemnitee to contest, any Losses in a proceeding which involves any possibility of the sale, forfeiture or loss of the Aircraft or any interest therein, the loss of any coverage under any Insurances or the imposition of any criminal penalties or sanctions against any Indemnitee.

11.      EVENTS OF LOSS

11.1     Events of Loss

(a) If an Event of Loss occurs prior to Delivery of an Aircraft, the Lease will immediately terminate with respect to such Aircraft and except as expressly stated in the Lease neither party will have any further obligation with respect to such Aircraft other than pursuant to Section 5.20 and Section 3 of Schedule 4, except that Lessor will return the Deposit (if any) to Lessee and return to Lessee or cancel any Letter of Credit.

(b) If an Event of Loss occurs after Delivery, Lessee will pay the Agreed Value to Lessor on or prior to the earlier of (i) * (*) days after the Event of Loss and (ii) the date of receipt of insurance proceeds in respect of that Event of Loss.

(c) Subject to the rights of any insurers and reinsurers or other third party, upon irrevocable payment in full to Lessor of the Agreed Value and all other amounts which may be or become payable to Lessor under the Lease, and if Lessee requests such transfer, Lessor will, or will procure that Owner will transfer to Lessee all of Lessor's or Owner's, as the case may be, rights to the Aircraft, on an AS IS, WHERE IS basis, without recourse or warranty (except as to the absence of Lessor's Liens) and will at Lessee's expense, execute and deliver or will procure that Owner executes and delivers such bills of sale and other documents and instruments as Lessee may reasonably request to evidence (on the public record or otherwise) such transfer, free and clear of all rights of Lessor and Owner and Lessor Liens. Lessee shall indemnify, on an After-Tax Basis, Lessor, Owner and each other Tax Indemnitee for all fees and expenses incurred by Lessor, Owner or any other Tax Indemnitee in connection with any such transfer.

11.2     Requisition

During any requisition for use or hire of the Aircraft, any Engine or Part which does not constitute an Event of Loss:

(a) the Rent and other charges payable under the Lease will not be suspended or abated either in whole or in part, and Lessee will not be released from any of its other obligations (other than operational obligations with which Lessee is unable to comply solely by virtue of the requisition); and

(b) so long as no (i) Default relating to payment hereunder or under any Other Agreement or (ii) Event of Default has occurred and is continuing, Lessee will be entitled to any compensation paid by the requisitioning authority in respect of such authority's use of the Aircraft, such Engine or such Part during the Term. Lessee will, as soon as practicable after the end of any such requisition, cause the Aircraft to be put into the condition required by the Lease. Lessor will be entitled to all compensation payable by the requisitioning authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition, and Lessor will apply such compensation in reimbursing Lessee for the cost of complying with its obligations under the Lease in respect of any such change, but, if (y) any Default relating to payment hereunder or under any Other Agreement or (z) an Event of Default has occurred and is continuing, Lessor may apply the compensation in or towards settlement of any amounts owing by Lessee under the Lease and/or under any Other Agreement.

12.      RETURN OF AIRCRAFT

12.1     Return

On the Expiry Date, Lessee will, unless an Event of Loss has occurred, redeliver the Aircraft and the Aircraft Documents and Records at Lessee's expense to Lessor at the Redelivery Location, in accordance with the procedures and in compliance with the conditions set forth in Schedule 6, free and clear of all Security Interests (other than Lessor Liens) and in a condition qualifying for and having a valid and fully effective certification of airworthiness under FAR
Part 121.

12.2     Non-Compliance

If at the time of Final Inspection Lessee has not fully complied with any of its obligations under the Lease (including Schedule 6), or Lessee fails to make the Aircraft available to Lessor on a timely basis for inspection and redelivery pursuant to Section 12.1 and Schedule 6 (whether such failure is due to any act or omission of Lessee or any other circumstance whatsoever), the Term shall be extended until the time when the Aircraft has been redelivered to Lessor in full compliance with the Lease, for the sole purpose of enabling such non-compliance or failure to be promptly rectified, and during such extension period:

(a) Lessee shall not use the Aircraft in flight operations except those related directly to the redelivery of the Aircraft to Lessor;

(b) all Lessee's obligations and covenants under the Lease will remain in full force until Lessee so redelivers the Aircraft; and

(c) Lessee shall pay Rent to Lessor at a rate per month equal to the amount of Rent payable in respect of the last scheduled Rental Period during the first * (*) days of such extension period and at a rate equal to the monthly Rent plus * percent (*) during the next * (*) days next succeeding such first * (*) days of such extension period and at a rate equal to the monthly Rent plus * (*) thereafter, calculated on a per diem basis.

     Any such extension shall not prejudice Lessor's right to treat such non-compliance or failure as an Event of Default at any time, and to enforce such rights and remedies as may be available to Lessor in respect thereof under the terms of the Lease or applicable Law. Without limiting the generality of the foregoing, Lessee's Rent obligation under paragraph
     (c) above shall be without prejudice to Lessor's rights to terminate the letting of the Aircraft and to indemnification pursuant to Section 13.3.

     Lessor may agree (either on first tender of the Aircraft by Lessee or at any time during the said extension period) to accept redelivery of the Aircraft notwithstanding non-compliance with Section 12.1 or Schedule 6, in which case Lessee will indemnify Lessor on an After-Tax Basis, and provide cash to Lessor (in an amount satisfactory to Lessor) as security for that indemnity, in respect of the cost to Lessor of putting the Aircraft into the condition required by the Lease.

12.3     Redelivery

Upon redelivery Lessee will provide to Lessor, upon Lessor's written notice received within a reasonable period in advance of the Expiry Date, (i) a valid and subsisting export certificate of airworthiness for the Aircraft; (ii) such other documents, which are unrelated to the export certificate of airworthiness or the condition of the Aircraft, necessary to export the Aircraft from the United States which documents cannot be obtained by Lessor and (iii) are required in relation to the deregistration of the Aircraft with the Air Authority if the Aircraft is subject to a Permitted Sub-Lease outside of the United States.

12.4     Acknowledgement

Provided Lessee has complied with its obligations under Section 12 and Schedule 6 of the Lease, following redelivery of the Aircraft by Lessee to Lessor at the Redelivery Location, Lessor will deliver to Lessee an acknowledgement, substantially in the form attached as Schedule 14 confirming that Lessee has redelivered the Aircraft to Lessor in accordance with the Lease.

12.5     Storage

If Lessor so requests, Lessee shall provide up to * days storage for the Aircraft following the last day of the Term at the Lessor's risk and expense.

12.6     Civil Reserve Air Fleet:

Lessor consents and agrees to the allocation of the Aircraft by Lessee to the Civil Reserve Air Fleet ("CRAF") in terms of the laws and regulations of the government of the Untied States and its agencies. Lessor understands that the United States government has the right to activate the CRAF fleet in times of air lift emergency and in such event the Lessee may not be able to return the Aircraft at the termination of the Lease. Accordingly, the Term shall be extended through the period that CRAF remains activated and all the terms and conditions of the Lease shall continue to apply during this extended period. Lessee shall give Lessor notice in advance if the Aircraft is to be allocated to CRAF.

In the event that CRAF activation occurs with respect to the Aircraft then (i) Lessor will accept indemnification by the United States government in lieu of the Insurances, provided that such indemnification is at least substantially equivalent to the Insurances, as and to the extent provided in Schedule 7; and
(ii) Lessor shall inform such United States government official or agency as shall be advised by Lessee to Lessor prior to CRAF activation if an Event of Default shall occur.

13.      DEFAULT

13.1     Events

The occurrence of any of the events or conditions set forth in Schedule 9 will constitute an Event of Default by Lessee (whether the occurrence of any such Event of Default is voluntary or involuntary or occurs by operation of Law or pursuant to or in compliance with any judgement, decree or order of any court or any order, rule or regulation of any Government Entity).

13.2     Rights and Remedies

If an Event of Default occurs, Lessor may at its option (and without prejudice to any of its other rights under the Lease), at any time thereafter (without notice to Lessee except as required under applicable Law):

(a) by notice to Lessee and with immediate effect cancel the leasing of the Aircraft (but without prejudice to the continuing obligations of Lessee under the Lease), whereupon all rights of Lessee under the Lease shall cease; and/or

(b) proceed by appropriate court action or actions to enforce performance of the Lease including the payment of all Rent and all other amounts payable to Lessor or any Indemnitee pursuant to the terms of the Lease; and/or

(c) proceed by appropriate court action or actions to recover damages for the breach of the Lease which shall include:

(i) all Rent and other amounts which are or become due and payable hereunder prior to the earlier to occur of the date Lessor sells or re-leases the Aircraft or receives payment of the amount calculated pursuant to clause
     (ii) below;

(ii) an amount equaling the aggregate Rent for the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee to Lessor, less the amount, if any, of the Mitigation Credit (calculated as provided below in Section 13.4);

(iii)all costs and other incidental damages associated with Lessor's exercise of its remedies hereunder or otherwise incurred by Lessor as a result of an Event of Default, including repossession costs, legal fees, Aircraft storage, maintenance and insurance costs, Aircraft re-lease or sale costs (including, in the case of a re-lease, any costs incurred to transition the Aircraft to the next operator's maintenance program) and Lessor's internal costs and expenses (including the cost of personnel time calculated based upon the compensation paid to the individuals involved on an annual basis and a general Lessor overhead allocation), all such costs and incidental damages being referred to herein collectively as "Enforcement and Remarketing Costs";

(iv) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any financial instrument relating in whole or in part to Lessor's financing of the Aircraft, all such amounts being referred to herein collectively as "Unwind Expenses";

(v) any loss, cost, expense or liability sustained by Lessor due to Lessee's failure to maintain the Aircraft in accordance with the terms of this Agreement or Lessee's failure to redeliver the Aircraft in the condition required by this Agreement, including any consequential loss of revenues or profits, (collectively, the "Aircraft Condition Damages"; and

(vi) such additional amount, if any, as may be necessary to place Lessor in the same economic position, on an After-Tax Basis, as Lessor would have been in if Lessee had timely performed each of its obligations under this Agreement; and/or

(d)      either:

(i) enter upon the premises where all or any part of the Aircraft is located and take immediate possession of and, at Lessor's sole option, remove the same (and/or any engine which is not an Engine but which is installed on the Airframe, subject to the rights of the lessor or secured party thereof), all without liability accruing to Lessor for or by reason of such entry or taking of possession whether for the restoration of damage to property, conversion or otherwise, caused by such entry or taking, except damages caused by gross negligence or willful misconduct; or

(ii) by delivering notice to Lessee, require Lessee to redeliver the Aircraft to Lessor at Denver (or such other location as Lessor may require) on the date specified in such notice and in all respects in the condition required by the Lease upon the Return Occasion (it being understood that Lessee shall not delay any such return for the purpose of placing the Aircraft in such condition, but shall nevertheless be liable to Lessor for the failure of the Aircraft to be in such condition); and/or

(e) sell at private or public sale, as Lessor may determine, or hold, use, operate or lease to others the Aircraft as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee; and/or

(f) by written notice to Lessee specifying a payment date (which shall be a date not earlier than * (*) Business Days following the date of such notice), Lessor may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor on the payment date specified in such notice (in lieu of the Rent due for the period commencing after the date specified for payment in such notice) the sum of the following amounts:

(i) all Rent and other amounts which are or are expected to become due and payable hereunder prior to the payment date specified by Lessor;

(ii) an amount equaling the aggregate Rent for the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the payment date specified by Lessee to Lessor, less the amount, if any, of the Mitigation Credit (calculated as provided in Section
     13.4 below);

(iii)an amount equaling Lessor's actual Enforcement and Remarketing Costs, Unwind Expenses and Aircraft Condition Damages;

(iv) such additional amount, if any, as may be necessary to place Lessor in the same economic position, on an After-Tax Basis, as Lessor would have been in if Lessee had timely performed each of its obligations under this Agreement; and

(g) draw upon the Deposit or the Letter of Credit and apply such amounts to any amounts owing to Lessor hereunder and/or make demand against any Guarantor for any or all of the foregoing.

     In addition to the foregoing, Lessor shall be entitled to exercise such other rights and remedies as may be available under applicable Law and Lessee shall be liable on an After-Tax Basis for, and shall pay Lessor on demand: (i) interest on all unpaid amounts at the Interest Rate, from the due date until the date of payment in full; (ii) all reasonable legal fees and other reasonable costs and expenses incurred by Lessor by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto; and (iii) all reasonable expenses, disbursements, costs and fees incurred in (A) repossessing, storing, preserving, shipping, maintaining, repairing and refurbishing the Aircraft, the Airframe, any Engine or Part to the condition required by Section 12 hereof and (B) preparing the Aircraft, the Airframe, an Engine or Part for sale or lease, advertising the sale or lease of the Aircraft, the Airframe, an Engine or Part and selling or releasing the Aircraft, the Airframe, an Engine or Part. Lessor is hereby authorized and instructed, but shall have no obligation, to make any expenditures which Lessor, in its sole discretion, considers advisable to repair and restore the Aircraft, the Airframe, an Engine or Part to the condition required by Section 12 hereof (it being understood that Lessee shall be liable for all such expenditures).

     Lessee hereby agrees that, in the event of the return to or repossession by Lessor of the Aircraft, the Airframe, an Engine or Part, any rights in any warranty (express or implied) previously assigned to Lessee or otherwise held by Lessee shall without further act, notice or writing be assigned or reassigned to Lessor, if assignable.

     No remedy referred to in this Section 13 is intended to be exclusive, but, to the extent permissible under the Lease or under applicable Law, each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at Law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies; provided, however, that nothing in this Section 13 shall be construed to permit Lessor to obtain a duplicate recovery of any element of damages to which Lessor is entitled. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default.

13.3 Power of Attorney: Lessee hereby appoints Lessor as the attorney-in-fact of Lessee, with full authority in the place and stead of Lessee and in the name of Lessee or otherwise, for the purpose of carrying out the provisions of the Lease and taking any action and executing any instrument that Lessor may deem necessary or advisable to accomplish the purposes hereof; provided, however, that Lessor may only take action or execute instruments under this Section 13 after an Event of Default has occurred and is continuing. Lessee hereby declares that the foregoing powers are granted for valuable consideration, constitute powers granted as security for the performance of the obligations of Lessee hereunder and are coupled with an interest and shall be irrevocable. Without limiting the generality of the foregoing or any other rights of Lessor under the Lease, upon the occurrence and during the continuation of an Event of Default, Lessor shall have the sole and exclusive right and power to (i) settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to the Aircraft, Airframe or any Engine, or the Lease and (ii) make proof of loss, appear in and prosecute any action arising from any policy or policies of insurance maintained pursuant to the Lease, and settle, adjust or compromise any claims for loss, damage or destruction under, or take any other action in respect of, any such policy or policies.

13.4 Mitigation Credit: Lessee shall be entitled to have a Mitigation Credit deducted from any recovery by Lessor from Lessee of Rent for the unexpired portion of the Term. Such "Mitigation Credit" shall be in one of the following amounts, with Lessor to select the amount which in its reasonable judgement will place Lessor in the same economic position, on an After-Tax Basis, as Lessor would have been in if Lessee had timely performed each of its obligations under the Lease:

(a) in the event that Lessor has re-let the Aircraft on terms (other than rental payment terms) which, taken as a whole, Lessor reasonably regards as being substantially similar to the terms of the Lease, an amount equaling the aggregate basic rental payments to become due for the period coinciding with the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee; or

(b) in the event that Lessor has not re-let the Aircraft or has re-let the Aircraft on terms (other than rental payment terms) which, taken as a whole, Lessor does not reasonably regard as being substantially similar to the terms of the Lease, an amount equaling the fair market rental value (determined pursuant to the Appraisal Procedure) of the Aircraft for the period commencing with the date that Lessor reasonably anticipates that the Aircraft could be re-let at such rental rate and ending with the date that the Term was scheduled to expire (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee.

13.5     Sale or Re-Lease

If an Event of Default occurs, Lessor may sell or re-lease or otherwise deal with the Aircraft at such time and in such manner and on such terms as Lessor considers appropriate in its absolute discretion, free and clear of any interest of Lessee, as if the Lease had never been entered into. Lessor shall have no duty or obligation to sell the Aircraft, and Lessor shall be obligated to attempt to re-lease the Aircraft only to the extent, if any, that it is required to do so under Article 2A of the UCC, and Lessee hereby disclaims any right to compel Lessor to sell or otherwise re-lease the Aircraft.

13.6     Removal of Lease from FAA Registry

If an Event of Default occurs, Lessee will at the request of Lessor immediately take all steps necessary to enable the Aircraft to be redelivered to Lessor in accordance with and free and clear of the Lease and Lessee hereby irrevocably and by way of security for its obligations under the Lease appoints (which appointment is coupled with an interest) Lessor as its attorney-in-fact to execute and deliver any documentation and to do any act or thing not prohibited by Law required in connection with the foregoing. Without limiting the foregoing, Lessor may file with the FAA the Lease Termination provided to Lessor under the Lease.

14.      TRANSFER

14.1     Lessee

LESSEE WILL NOT ASSIGN, DELEGATE OR OTHERWISE TRANSFER (VOLUNTARILY, INVOLUNTARILY, BY OPERATION OF LAW OR OTHERWISE), EXCEPT TO A SUCCESSOR ENTITY AS PERMITTED BY THIS AGREEMENT IN SECTION 8.7(a)(vii) HEREOF, ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THE LEASE (INCLUDING THE AIRCRAFT LEASE AGREEMENT OR THIS
CTA), OR CREATE OR PERMIT TO EXIST ANY SECURITY INTEREST (OTHER THAN PERMITTED LIENS) OVER ANY OF ITS RIGHTS UNDER THE LEASE (INCLUDING THE AIRCRAFT LEASE AGREEMENT OR THIS CTA), AND ANY ATTEMPT TO DO SO SHALL BE NULL AND VOID.

14.2     Lessor

Lessee acknowledges and agrees that Lessor will, if applicable under the Financing Documents, assign as security Lessor's interest in the Lease as described in the Acknowledgement and Agreement referred to in Schedule 3.

In addition insofar as Lessee is concerned, Lessor may, without the consent of Lessee, further transfer all or any of its rights or obligations under the Lease or all or any of its right, title or interest in and to the Aircraft (each a "Transfer"), including pursuant to:

(a)  a sale and leaseback; or

(b) a novation or assignment of the Lease and/or a sale of the Aircraft (including to a special purpose or securitization or monetization trust, fund, limited liability company, corporation, partnership or other vehicle or in connection with any other direct or indirect raising of capital); or

(c)  a secured loan financing.

     Lessor will promptly notify Lessee of any transfer and Lessee agrees promptly to execute and deliver in connection with any transfer such documents and assurances (including an acknowledgement of the transfer and a certificate as to the absence of any Default under the Lease) and to take such further action as Lessor may reasonably request to establish or protect the rights and remedies created or intended to be created in favor of the transferee in connection with any transfer. After any transfer, the transferee shall be entitled to be an Indemnitee and to such other rights under the Lease as Lessor shall specify. Upon an assignment or novation described in clause (b), Lessor shall be released from all obligations and liabilities under the Lease to the extent such obligations and liabilities are assumed by such transferee, and the Lease, including this CTA as in effect at that time and as incorporated in the Aircraft Lease Agreement, shall be deemed applicable as between Lessee and the transferee of the Lease and may be amended, supplemented or otherwise modified without the consent of the transferor (if this CTA is applicable to the Other Agreements not so transferred, it shall remain in full force and effect and may be amended, supplemented or otherwise modified without the consent of the transferee). Notwithstanding any such assignment or novation, Lessor, Owner, Financing Parties' Representative and each other Indemnitee shall continue to be entitled to indemnification under Section 10, and shall continue to be named as an additional insured under all Insurances referred to in Section 9 for a period of not less than two years after such transfer. The agreements, covenants, obligations and liabilities contained in the Lease, including all obligations to pay Rent and indemnify each Indemnitee, are made for the benefit of Lessor (and, in the case of Section 10, each other Indemnitee) and its or their respective successors and assigns, notwithstanding the possibility that any such Person was not originally a party to the Lease or may, at the time such enforcement is sought, not be a party to the Lease.

14.3     Conditions

In connection with any such transfer by Lessor:

(a) Quiet Enjoyment: as a condition precedent to such transfer becoming effective, Lessor will procure that the transferee or any new owner of the Aircraft (except where such new owner is also the "Lessor" hereunder) or any new holder of a Security Interest in the Aircraft or any holder of an interest in the Aircraft or the Lease (by way of security or otherwise), as the case may be, shall execute and deliver to Lessee a letter of quiet enjoyment in respect of Lessee's use and possession of the Aircraft in a form substantially similar to Section 7.1 hereof;

(b) Costs: Lessor shall reimburse to Lessee its reasonable out-of-pocket expenses (including reasonable legal fees and expenses) actually incurred in connection with co-operating with Lessor in relation to any such transfer referred to in this Section 14, provided that such expenses are substantiated to Lessor's reasonable satisfaction;

(c) Net Worth of Transferee. Without Lessee's prior written consent, Lessor shall not effect such assignment, transfer, sale, encumbrance or other disposition to any proposed transferee having a net worth of less than the greater of (i) * US Dollars ($*) and (ii) * US Dollars ($*) multiplied by the number of Aircraft so transferred in one or more transactions to the proposed transferee. The foregoing requirement as to net worth shall not apply if the obligations of the relevant transferee to the Lessee are guaranteed by an entity which meets the requirements set forth in this Clause 14.3; and

(d) Permitted Transferee. Any Transfer shall be made by Lessor only to a Permitted Transferee.

15.      MISCELLANEOUS

15.1     Survival

Section 3 of Schedule 4, Sections 5.6, 5.7, 5.9, 5.20, 9.5, 10, 12, and 13.3 and
any other provision of the Lease providing for an obligation on the part of either party to indemnify the other party or any other Indemnitee shall survive the expiration or any termination of the Lease and continue in full force and effect.

15.2     Waivers, Remedies Cumulative

The rights of Lessor under the Lease may be exercised as often as necessary, are cumulative and not exclusive of its rights under any Law; and may be waived only in writing and specifically. Delay by Lessor in exercising, or non-exercise of, any such right will not constitute a waiver of that right.

15.3     Delegation

Lessor may delegate to any Person all or any of the rights, powers or discretions vested in it by the Lease, and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as Lessor in its absolute discretion thinks fit.
15.4     Severability


If a provision of the Lease is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

(a) the legality, validity or enforceability in that jurisdiction of any other provision of the Lease; or

(b) the legality, validity or enforceability in any other jurisdiction of that or any other provision of the Lease.

15.5     Remedy

If Lessee fails to comply with any provision of the Lease, Lessor may, without being in any way obliged to do so or responsible for so doing and without prejudice to the ability of Lessor to treat such non-compliance as a Default, effect compliance on behalf of Lessee, whereupon Lessee shall become liable to pay immediately any sums expended by Lessor together with all costs and expenses (including legal fees and expenses) in connection with the non-compliance.

15.6     Time of Essence

The time stipulated in the Lease for all payments payable by Lessee and the prompt, punctual performance of Lessee's other obligations under the Lease are of the essence of the Lease.

15.7     Notices

All notices under, or in connection with, the Lease will, unless otherwise stated, be given in writing by letter or facsimile. Any such notice is deemed effectively to be given as follows:

(i) If by letter, on the earlier of the date when delivered and the seventh day after dispatch; and

(ii) if by facsimile, when transmitted and full transmission has been separately notified by telephone by the transmitting party.

     The addresses and facsimile and telephone numbers of Lessee and Lessor are as set forth in the Aircraft Lease Agreement.

15.8     Governing Law; Jurisdiction; WAIVER OF JURY TRIAL

(a) PURSUANT TO AND IN ACCORDANCE WITH SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE PARTIES HERETO AGREE THAT THE LEASE IN ALL RESPECTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES, AS APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK (EXCLUSIVE OF SECTION 7-101 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH IS INAPPLICABLE TO THE LEASE). THE PARTIES AGREE THAT THE LEASE WAS EXECUTED AND DELIVERED IN THE STATE OF NEW YORK.

(b) Pursuant to and in accordance with Section 5-1402 of the New York General Obligations Law, Lessee and Lessor each agree that the United States District Court for the Southern District of New York and any New York state court sitting in The City of New York, New York, and all related appellate courts, are to have non-exclusive jurisdiction to settle any disputes arising out of or relating to the Lease and submits itself and its property to the non-exclusive jurisdiction of the foregoing courts with respect to such disputes.

(c)  Without prejudice to any other mode of service:

(i) (1) Lessee appoints Corporation Service Company, 80 State Street, 6th Floor, Albany, New York 12207-2543 as its agent for service of process relating to any proceedings before the New York courts in connection with the Lease and agrees to maintain the process agent in New York notified to Lessor and (2) Lessor appoints General Electric Capital Corporation, 260 Long Ridge Road, Stamford, Connecticut 06927 as its agent for service of process relating to any proceedings before the New York courts in connection with the Lease and agrees to maintain the process agent in New York notified to Lessee

(ii) Lessee and Lessor each agrees that failure by a process agent to notify the other party of the process shall not invalidate the proceedings concerned;

(iii)Lessee and Lessor each consents to the service of process relating to any such proceedings by prepaid mailing of a copy of the process to the other party's agent at the address identified in paragraph (i) or by prepaid mailing by air mail, certified or registered mail of a copy of the process to the other party at the address set forth in Section 15.7.

(d)  Each of Lessee and Lessor:

(i) waives to the fullest extent permitted by Law any objection which either may now or hereafter have to the courts referred to in Section 15.8(b) above on grounds of inconvenient forum or otherwise as regards proceedings in connection with the Lease;

(ii) waives to the fullest extent permitted by Law any objection which either may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Lease brought in the courts referred to in Section 15.8(b); and

(iii)agrees that a judgement or order of any court referred to in Section 15.8(b) in connection with the Lease is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

(e) Nothing in this Section 15.8 limits the right of Lessor to bring proceedings against Lessee in connection with the Lease:

(i)  in any other court of competent jurisdiction; or

(ii) concurrently in more than one jurisdiction.

(f)  Lessee irrevocably and unconditionally:

(i) agrees that if Lessor brings legal proceedings against it or its assets in relation to the Lease no sovereign or other immunity from such legal proceedings (which will be deemed to include suit, court jurisdiction, attachment prior to judgement, attachment in aid of execution of a judgement, other attachment, the obtaining of judgement, execution of a judgement or other enforcement or legal process or remedy) will be claimed by or on behalf of itself or with respect to its assets;

(ii) waives any such right of immunity which it or its assets now has or may in the future acquire and agrees that the foregoing waiver shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and is intended to be irrevocable for the purposes of such Act; and

(iii)consents generally in respect of any such proceedings to the giving of any relief or the issue of any process in connection with such proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgement which may be made or given in such proceedings.

(g) EACH OF LESSEE AND LESSOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO A JURY TRIAL IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LEASE OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED THEREBY OR THE LESSOR/LESSEE RELATIONSHIP BEING ESTABLISHED, including, without limitation, contract claims, tort claims, breach of duty claims and other common law and statutory claims. Each of Lessor and Lessee represents and warrants that each has reviewed and voluntarily waives its jury trial rights following consultation with its legal counsel. THIS WAIVER IS IRREVOCABLE, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LEASE. In the event of litigation, this Section may be filed as a written consent to a trial by the court.

15.9     Sole and Entire Agreement; True Lease; Section 1110

(a) Entire Agreement: The Lease is the sole and entire agreement between Lessor and Lessee in relation to the leasing of the Aircraft, and supersedes all previous agreements in relation to that leasing. Any amendments to the Lease shall be made in writing and signed on behalf of Lessor and Lessee.

(b)  True Lease: The parties intend and agree that the Lease:

(i)  constitutes  a  "true lease",  and  not a "security interest" as defined in
     Section 1-201(37) of the UCC;

(ii) constitutes  a  "true lease" for United States Federal income tax purposes;
     and

(iii)confers only a leasehold interest on Lessee in and to the Aircraft on and subject to the terms of the Lease, and no ownership or other interest with respect to the Aircraft is provided to Lessee under the Lease.

Lessee shall not file a tax return that is inconsistent with the provisions of this Section 15.9(b).

(c) Section 1110: Lessee acknowledges that Lessor would not have entered into the Lease unless it had available to it the benefits of a lessor under
     Section 1110 of Title 11 of the U.S.C. Lessee covenants and agrees with Lessor that to better ensure the availability of such benefits, Lessee shall support any motion, petition or application filed by Lessor with any bankruptcy court having jurisdiction over Lessee whereby Lessor seeks recovery of possession of the Aircraft under said Section 1110 and shall not in any way oppose such action by Lessor unless Lessee shall have complied with the requirements of said Section 1110 to be fulfilled in order to entitle Lessee to continued use and possession of the Aircraft hereunder. In the event said Section 1110 is amended, or if it is repealed and another statute is enacted in lieu thereof, Lessor and Lessee agree to amend the Lease and take such other action not inconsistent with the Lease as Lessor reasonably deems necessary so as to afford to Lessor the rights and benefits as such amended or substituted statute confers upon owners and lessors of aircraft similarly situated to Lessor.

15.10    Indemnitees

All rights expressed to be granted to each Indemnitee (other than Lessor) under the Lease are given to Lessor on behalf of that Indemnitee, and each Indemnitee is an express third party beneficiary thereof.

15.11    Counterparts

The Lease (including the Aircraft Lease Agreement and this CTA) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. To the extent, if any, that the Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in the Lease may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified as the counterpart designated as the "original" on the signature page of the Aircraft Lease Agreement by Financing Parties' Representative, Owner or Lessor, as the case may be.

15.12    Language

All notices to be given under the Lease will be in English. All documents delivered to Lessor pursuant to the Lease (including any documents to be delivered pursuant to the Conditions Precedent) will be in English.

16.      DISCLAIMERS AND WAIVERS

LESSOR AND LESSEE AGREE THAT THE DISCLAIMERS, WAIVERS AND CONFIRMATIONS SET FORTH IN CLAUSES 16.1 TO 16.4 BELOW SHALL APPLY AT ALL TIMES DURING THE TERM. LESSEE'S ACCEPTANCE OF THE AIRCRAFT IN ACCORDANCE WITH SECTION 4.3 SHALL BE CONCLUSIVE EVIDENCE THAT LESSEE HAS FULLY INSPECTED THE AIRCRAFT AND EVERY PART THEREOF AND THAT THE AIRCRAFT, THE ENGINES, THE PARTS AND THE AIRCRAFT DOCUMENTS AND RECORDS ARE TECHNICALLY ACCEPTABLE TO LESSEE AND SATISFY THE DELIVERY CONDITION REQUIREMENTS AND ARE IN SUITABLE CONDITION FOR DELIVERY TO AND ACCEPTANCE BY LESSEE.

16.1     Exclusion

THE AIRCRAFT IS LEASED AND DELIVERED UNDER THE LEASE "AS IS, WHERE IS," AND LESSEE AGREES AND ACKNOWLEDGES THAT:

(a) LESSOR WILL HAVE NO LIABILITY IN RELATION TO, AND LESSOR HAS NOT AND WILL NOT BE DEEMED TO HAVE ACCEPTED, MADE OR GIVEN (WHETHER BY VIRTUE OF HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THE LEASE OR OTHERWISE), ANY GUARANTEES, COVENANTS, WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO, THE AIRCRAFT OR ANY ENGINE OR PART OR ANY SERVICES PROVIDED BY LESSOR UNDER THE LEASE, INCLUDING (BUT NOT LIMITED TO) THE TITLE (EXCEPT AS AND TO THE EXTENT EXPRESSLY PROVIDED IN SECTIONS 2.2 AND 7.1), DESCRIPTION, AIRWORTHINESS, COMPLIANCE WITH SPECIFICATIONS, OPERATION, MERCHANTABILITY, QUALITY, FREEDOM FROM INFRINGEMENT OF PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHTS, FITNESS FOR ANY PARTICULAR USE OR PURPOSE, VALUE, DURABILITY, DATE PROCESSING, CONDITION, OR DESIGN, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP, THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO ANY OTHER MATTER WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE) WITH RESPECT TO THE AIRCRAFT, ANY ENGINE OR ANY PART OR ANY SERVICES PROVIDED BY LESSOR UNDER THE LEASE; AND

(b) LESSOR SHALL NOT HAVE ANY OBLIGATION OR LIABILITY WHATSOEVER TO LESSEE (WHETHER ARISING IN CONTRACT OR IN TORT, AND WHETHER ARISING BY REFERENCE TO NEGLIGENCE, MISREPRESENTATION OR STRICT LIABILITY OF LESSOR OR OTHERWISE) FOR:

(i) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH (EXCEPT AS AND TO THE EXTENT EXPRESSLY PROVIDED IN SECTIONS 2.2 and 7.1 HEREOF);

(ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO;

(iii)ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR ANY OTHER DIRECT, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE; OR

(iv) THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT, ANY ENGINE OR ANY PART.

16.2     Waiver

LESSEE HEREBY WAIVES, AS BETWEEN ITSELF AND LESSOR, ALL ITS RIGHTS IN RESPECT OF ANY CONDITION, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ON THE PART OF LESSOR AND ALL CLAIMS AGAINST LESSOR HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF ANY OF THE MATTERS REFERRED TO IN SECTION 16.1.

16.3     Disclaimer of Consequential Damages

LESSEE AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER, LOST PROFITS OR REVENUES OR CONSEQUENTIAL DAMAGES (AS DEFINED IN SECTION 2A-520 OF THE UCC OR OTHERWISE) AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY LESSOR OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES OF THE OTHER PARTY CONTAINED IN THE LEASE.

16.4     Confirmation

LESSEE CONFIRMS THAT IT IS FULLY AWARE OF THE PROVISIONS OF THIS SECTION 16 AND ACKNOWLEDGES THAT RENT AND OTHER AMOUNTS PAYABLE UNDER THE LEASE HAVE BEEN CALCULATED BASED ON ITS PROVISIONS.

17.      BROKERS AND OTHER THIRD PARTIES

17.1     No Brokers

Each of the parties hereby represents and warrants to the other that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of the Lease, to any Person (other than fees payable to legal advisers or portfolio services).

17.2     Indemnity

Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, reasonable legal fees and expenses) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon the Lease or the Aircraft, if such claim, suit, damage, cost or expense arises out of any breach by the indemnifying party, its employees or agents of Section 17.1.

IN WITNESS WHEREOF the parties hereto have executed the Common Terms Agreement on the date shown at the beginning of the document.

GENERAL ELECTRIC CAPITAL CORPORATION


By:      ___________________________
Name:    ___________________________
Title:   ___________________________


FRONTIER AIRLINES INC.
By:      ___________________________
Name:    ___________________________
Title:   ___________________________

                                   SCHEDULE 1

                                   Definitions

The following words and expressions have the respective meanings set forth below:

AD Threshold has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Act means the Federal Aviation Act of 1958, as amended, and as recodified in Title 49 U.S.C. pursuant to Public Law 103-272, or any similar legislation of the United States enacted in substitution or replacement thereof.

Affiliate means as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote more than * of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

After-Tax Basis means in the case of any amount payable on an "After-Tax Basis" to or for the benefit of any Person (including any amount payable pursuant to this definition), after deduction of the net amount of all Taxes required to be paid by such Person with respect to the receipt or accrual by it of such amount (and assuming that such Person is subject to (i) United States Federal income tax at the highest marginal statutory rate imposed on corporations for the relevant period, (ii) United States state and local income taxes at the composite of the highest marginal statutory rates imposed on such Person for the relevant period, as such composite rate shall be certified by a financial officer of such Person, and (iii) income taxes (if any) imposed by countries outside the United States at the actual rates imposed on such Person).

Agreed Value has the meaning given in the Aircraft Lease Agreement.

Air Authority means the FAA.

Aircraft has the meaning given in the Aircraft Lease Agreement.

Aircraft Lease Agreement means the specific aircraft lease agreement for the lease of any Aircraft entered or to be entered into between the parties hereto or Affiliates thereof and incorporating therein by reference the CTA.

Aircraft Documents and Records means the documents, data and records identified in the list attached to the Certificate of Technical Acceptance, and any other documents and records required in connection with Lessee's obligations under
Section 8.8, and all additions, renewals, revisions and replacements from time to time made to any of the foregoing in accordance with the Lease.

Airframe means the Aircraft, excluding the Engines and Aircraft Documents and Records.

Airframe Flight Hour means each hour or part thereof elapsing from the moment the wheels of the Aircraft leave the ground on take off until the wheels of the Aircraft next touch the ground.

Airframe Structural Check has the meaning given in the Aircraft Lease Agreement.

Airframe Supplemental Rent has the meaning given in Schedule B, Part V of the Aircraft Lease Agreement.

Airworthiness Directive means an airworthiness directive issued by the State of Design or the State of Registry.

Annual Supplemental Rent Adjustment has the meaning given in Schedule B, Part V of the Aircraft Lease Agreement.

Appraisal Procedure means the following procedure for determining the "fair market rental value" of the Aircraft pursuant to Sections 13.2 and 13.4 of the
CTA: (a) Lessor shall select BK Associates, Avitas or Airclaims (other their successors or assigns) who shall make a determination of "fair market rental value" of the Aircraft; and (b) the fees and expenses of the appraiser shall be paid by Lessee. "Fair market rental value" shall mean the value determined by an appraisal completed on an "as-is" and "where-is" basis.

APU means the auxiliary power unit installed on the Aircraft on the Delivery Date and any replacement auxiliary power unit installed on the Aircraft and title to which is transferred to Owner in accordance with the Lease.

APU Supplemental Rent has the meaning given in Schedule B, Part V of the Aircraft Lease Agreement.

Assumed Ratio has the meaning given in the Aircraft Lease Agreement.

Assumed Utilization has the meaning given in the Aircraft Lease Agreement.

Business Day means any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by Law to be closed.

"C" Check means a "C" check in accordance with the Lessee's Maintenance Program and the Manufacturer's Maintenance Planning Document each in effect on the relevant date.

Certificate of Technical Acceptance means a certificate of technical acceptance in the form of Part 1 or Part 2, as applicable, of Schedule 5.

Certificated Air Carrier means any Person (except the United States Government) that is a "citizen of the United States of America" (as defined in Section 40102 of Title 49 of U.S.C.) and holding a Certificate of Public Convenience and Necessity issued under Section 41102 of Title 49 of U.S.C. by the Department of Transportation or any predecessor or successor agency thereto, or, in the event such certificates shall no longer be applicable, any Person (except the United States Government) that is a citizen of the United States (as defined in Section 40102 of Title 49 of the U.S.C.) and legally engaged in the business of transporting for hire passengers or cargo by air predominantly to, from or between points within the United States of America, and, in either event, operating commercial jet aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, which also is certificated so as to entitle Lessor, as a lessor, to the benefits of Section 1110 of Title 11 of U.S.C. with respect to the Aircraft.

Conditions Precedent means the conditions specified in Schedule 3.

Cycle means one take-off and landing of the Aircraft.

Damage Notification Threshold has the meaning given in the Aircraft Lease Agreement.

Deductible Amount has the meaning given in the Aircraft Lease Agreement.

Default means any Event of Default or any event or circumstance which, with the giving of notice and/or lapse of time and/or determination of materiality and/or fulfillment of any other condition, would constitute an Event of Default.

Defect  means  any  defect  or  non-conformity   with  the  Delivery   Condition
Requirements notified by Lessee to Lessor during the Pre-Delivery Procedure.

Delivery means the delivery of the Aircraft by Lessor to Lessee under the Lease.

Delivery Condition Requirements has the meaning given in the Aircraft Lease Agreement.

Delivery Date means with respect to any Aircraft, the date on which Lessee executes and delivers the Lease Supplement with respect to such Aircraft and Delivery occurs.

Delivery Location has the meaning given in the Aircraft Lease Agreement.

Deposit has the meaning given in the Aircraft Lease Agreement.

Discount Rate has the meaning given in the Aircraft Lease Agreement.

Dollars and $ means the lawful currency of the United States.

Engine means, whether or not installed on the Aircraft:

(a) each engine of the manufacture and model specified in the Aircraft Lease Agreement for the Aircraft which Lessor offers to Lessee for delivery with the Airframe on the Delivery Date, such engines being described as to serial numbers on the Certificate of Technical Acceptance; and

(b) any Replacement Engine, with effect from the time when title thereto has passed to Owner in accordance with the Lease;

and in each case includes all modules and Parts from time to time belonging to or installed in that engine but excludes any properly replaced engine title to which should have passed to Lessee pursuant to the Lease.

Engine Cycle means operation of an engine on an aircraft from and including a take-off to and including the landing of that aircraft.

Engine Event of Loss means the occurrence, with respect to the Engine only, whether or not installed on the Airframe, of any of those events described in the definition of Event of Loss.

Engine Flight Hour means each hour or part thereof an Engine is operated, elapsing from the moment the wheels of an aircraft on which such Engine is installed leave the ground until the wheels of such aircraft next touch the ground.

Engine LLP Replacement has the meaning given in Section 7.2(a)(ii);

Engine LLP Supplemental Rent has the meaning given in Schedule B, Part V of the Aircraft Lease Agreement.

Engine Refurbishment means all scheduled and unscheduled off the wing Engine maintenance and repair accomplished for each module in accordance with the performance restoration or full overhaul sections of the Manufacturer's workscope planning guide.

Engine Supplemental Rent has the meaning given in the Aircraft Lease Agreement.

Equipment Change has the meaning given in Section 8.12.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

Event of Default means any event or condition referred to in Section 13.1 and further specified in Schedule 9.

Event of Loss means with respect to the Aircraft (including for the purposes of this definition the Airframe):

(a) the actual or constructive, compromised, arranged or agreed total loss of the Aircraft (including any damage to the Aircraft which results in an insurance settlement on the basis of a total loss); or

(b) the Aircraft being destroyed, damaged beyond economic repair or permanently rendered unfit for normal use [by Lessee] for any reason whatsoever; or

(c) the Aircraft being condemned, confiscated or requisitioned for title, or title to the Aircraft being otherwise compulsorily acquired by the government of the State of Registry or any other Government Entity; or

(d) the Aircraft being hijacked, stolen, confiscated, detained, seized, condemned or requisitioned for use or hire for the lesser of (i) a period of more than * days (or * days in the case of requisition for use or hire by the government of the State of Registry) or (ii) a period equal to or exceeding the remaining balance of the Term; or

(e) as a result of any rule, regulation, order or other action by the FAA the use of the Aircraft by Lessee or any Permitted Sub Lessee shall have been prohibited for a period of * (*) consecutive months.

Expiry Date means the Scheduled Expiry Date or, if earlier (i) the date when Lessor acting in accordance with the provisions of the Lease, terminates the leasing of the Aircraft to Lessee under the Lease, or (ii) subject to the provisions of Section 11.1 and 11.2, the date when Lessor receives the Agreed Value together with any other amounts then due and unpaid under the Lease and the Other Agreements following an Event of Loss; provided, that if the Term is extended pursuant to Section 12.2, the Expiry Date shall be extended to the date when the Aircraft has been redelivered to Lessor in full compliance with the Lease;

FAA means the Federal Aviation Administration of the United States and any successor thereof.

FAR means the Federal Aviation Regulations set forth in Title 14 of the United States Code of Federal Regulations, as amended and modified from time to time.

Final Delivery Date has the meaning given in the Aircraft Lease Agreement.

Final Inspection has the meaning given in Section 1.1 of Schedule 6.

Financial Indebtedness means any indebtedness in respect of:

(a)  moneys borrowed or raised;

(b) any liability under any debenture, bond, note, loan stock, acceptance, documentary credit or other security;

(c) the acquisition cost of any asset to the extent payable before or after the time of acquisition or possession; or

(d) any guarantee, indemnity or similar assurance against financial loss of any person in respect of the above.

Financial Information means:

(a) as soon as available but not in any event later than * days after the last day of each fiscal quarter of Lessee, the consolidated financial statements of Lessee (consisting of a balance sheet and statements of operations and of retained earnings and cash flows) prepared for the most recent previous fiscal quarter certified by a qualified financial officer of Lessee as being true and correct; and

(b) as soon as available but not in any event later than * days after the last day of each fiscal year of Lessee, the audited consolidated financial statements of Lessee (consisting of a balance sheet and statements of operations and of retained earnings and cash flows), prepared for the fiscal year then most recently ended certified by the independent auditors of Lessee without qualification.

Financing Parties (if applicable) has the meaning given in the Aircraft Lease Agreement.

Financing Parties' Representative (if applicable) has the meaning given in the Aircraft Lease Agreement.

Financing Statements means Uniform Commercial Code Financing Statements in respect of the Lease and the Aircraft and Engines leased thereunder prepared in a form acceptable for filing with the applicable Government Entities in the state in which Lessee's chief executive office is located (as the term "chief executive office" is defined in Article 9 of the Uniform Commercial Code as in effect in such state) and such other jurisdictions as Lessor shall reasonably require.

Flight Hour means each hour or part thereof elapsing from the moment the wheels of the Aircraft leave the ground on take off until the wheels of the Aircraft next touch the ground.

GAAP means generally accepted accounting principles in the United States.

GE Capital means General Electric Capital Corporation.

GE Capital Guaranty means the guaranty substantially in the form of Schedule 15 to be delivered by GE Capital to Lessee.

GECAS means either or both of GE Capital Aviation Services, Limited and GE Capital Aviation Services, Inc.

Government Entity means:

(a) national government, political subdivision thereof, or local jurisdiction therein;

(b) any instrumentality, board, commission, court, or agency of any of the above, however constituted; and

(c) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant.

Guarantee means a guarantee in a form to be agreed by Lessor and Lessee, including any guarantee of Lessee's maintenance obligations under the applicable Lease; and references to the Guarantee include references to any replacement or re-issued guarantee.

Guarantor (if applicable) has the meaning given in the Aircraft Lease Agreement.

Habitual Base means the United States and the state thereof in which Lessee's primary aircraft operations center is located.

Indemnitee has the meaning given in the Aircraft Lease Agreement.

Interest Rate has the meaning given in Schedule B, Part II of the Aircraft Lease Agreement.

Insurances means insurances in respect of the Aircraft in form and substance satisfactory to Lessor, and includes (without limitation) any insurances and reinsurances required by Section 9 and Schedule 7.

Landing Gear means the landing gear assembly of the Aircraft excluding any rotable components.

Landing Gear Supplemental Rent has the meaning given in the Aircraft Lease Agreement.

Law means and includes (a) any statute, decree, constitution, regulation, order, judgement or other directive of any Government Entity; (b) any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any Law described in (a), (b) or (c) above.

LC Amount has the meaning given in the Aircraft Lease Agreement.

Lease means the Aircraft Lease Agreement for the Aircraft (of which this CTA forms a part), any schedules or documents executed pursuant to the Schedules hereto or pursuant to the Aircraft Lease Agreement, any Lease Supplement to the Lease (including Lease Supplement No. 1), and any side letters related to the Lease.

Lease Supplement means any Lease Supplement executed and delivered with respect to the Lease.

Lease Supplement No. 1 means a Lease Supplement No. 1 substantially in the form of Schedule 12.

Lessee means the Person named as Lessee in the applicable Aircraft Lease Agreement.

Lessee Affiliate means any Subsidiary or other Affiliate for the time being of Lessee.

Lessee's Maintenance Program means the Maintenance Program specifically approved by the Air Authority for Lessee's maintenance of the Aircraft.

Lessor means the Person named as Lessor in the applicable Aircraft Lease Agreement.

Lessor Lien means any Security Interest whatsoever from time to time created by Lessor or Owner in connection with the financing of the Aircraft, including the Financing Documents, and any other Security Interest in the Aircraft which results from acts of or claims against Lessor or Owner not related to the transactions contemplated by or permitted under the Lease.

Lessor/Owner Tax Jurisdiction has the meaning given in the Aircraft Lease Agreement.

Letter of Credit means any letter of credit issued in relation to the Lease pursuant to Section 5.13 and any replacement or renewal of that letter of credit.

Losses means any and all cost, expense (including any and all reasonable legal fees and expenses and the fees and expenses of other professional advisers), claims, proceedings, losses, liabilities, obligations, damages (whether direct, indirect, special, incidental or consequential), suits, judgements, fees, penalties or fines (whether criminal or civil) of any kind or nature whatsoever, including any of the foregoing arising or imposed with or without any Indemnitee's fault or negligence, whether passive or active or under the doctrine of strict liability.

Maintenance Adjustment means all the amounts payable by Lessee pursuant to Clause 5.4 of this Agreement and Section 3 of each Aircraft Lease Agreement.

Maintenance Contributions means, as and if applicable, all amounts payable by Lessor pursuant to Section 7.2.

Maintenance Performer means Lessee and such other Person or Persons as are approved by the Air Authority to perform maintenance and/or modification services on commercial aircraft and/or commercial aircraft engines, which Person shall be agreed by Lessor and Lessee to have recognized standing and experience and facilities and equipment suitable to perform such services on aircraft and/or engines of the same or improved model as the Aircraft or, in the case of engines, the Engines.

Maintenance Program means an Air Authority approved maintenance program for the Aircraft in accordance with the Manufacturer's specifications, service bulletins, planning documents, maintenance manuals and documents and encompassing scheduled maintenance (including block maintenance), condition-monitored maintenance, and/or on-condition maintenance of Airframe, Engines and Parts, including servicing, testing, preventive maintenance, repairs, structural inspections, system checks, overhauls, approved modifications, service bulletins, engineering orders, airworthiness directives, corrosion control, inspections and treatments.

Major Checks means any C-check, multiple C-check or heavier check (including structural inspections and CPCP) suggested for commercial aircraft of the same model as the Aircraft by its manufacturer (however denominated) as set out in the Lessee's Maintenance Program.

Manufacturer has the meaning given in the Aircraft Lease Agreement.

Manufacturer's Maintenance Planning Document means the recommended maintenance program for the Aircraft issued by the Manufacturer as in effect at the time of any applicable determination.

Minimum APU Limit has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum Component Calendar Life has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum Component Cycles has the meaning give in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum Component Flight Hour has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum "D" Check Redelivery Status has the meaning given in the Aircraft Lease Agreement.

Minimum Engine Cycles has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum Engine Flight Hours has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum Hard Time Component Cycles has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum Hard Time  Component  Flight Hours has the meaning  given in Schedule B,
Part VI of the Aircraft Lease Agreement.

Minimum Landing Gear Calendar Time has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum Landing Gear Cycles has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum Landing Gear Flight Hours has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Minimum  Liability  Coverage  has  the  meaning  given  in  the  Aircraft  Lease
Agreement.

Minimum Measurable Fuel Requirement has the meaning given in Schedule B, Part VI of the Aircraft Lease Agreement.

Mitigation Credit has the meaning given in Section 13.4.

Nameplate Inscription means the inscription to be included on the Nameplates as requested by Lessor from time to time.

Nameplates means the fireproof plates to be installed on the Aircraft in accordance with Section 8.6(a).

Other Agreements means any aircraft lease agreement or other material agreement from time to time entered into between Lessor (or any Subsidiary, Associate or Affiliate of Lessor), on the one hand, and Lessee (or any Subsidiary, associate or Affiliate of Lessee), on the other hand.

Owner has the meaning given in the Aircraft Lease Agreement.

Part means, whether or not installed on the Aircraft:

(a) any component, part, furnishing or equipment (other than a complete Engine or engine) incorporated or installed in or attached to or furnished with the Aircraft (including any Engine) on the Delivery Date or thereafter if paid for or otherwise provided by or on behalf of Lessor or so long as title to such Parts shall remain vested in Lessor in accordance with
     Section 8 hereof after removal from the Airframe or any Engine; and

(b) any other component, part, furnishing or equipment (other than a complete Engine or engine and a temporary replacement part as provided for in
     Section 8.11(d)), with effect from the time when title thereto has passed to Lessor pursuant to the Lease;

but excludes any such items title to which should have passed to Lessee pursuant to the Lease.

Part 36 or FAR Part 36 means Part 36 of the FAR, as amended or modified from time to time.

Part 121 or FAR Part 121 means Part 121 of the FAR, as amended or modified from time to time.

Permitted Lien means:

(a) any lien for Taxes not assessed or, if assessed, not yet due and payable, or being diligently contested in good faith by appropriate proceedings;

(b) any lien of a repairer, mechanic, hangar-keeper or other similar lien arising in the ordinary course of business by operation of Law in respect of obligations which are not overdue or are being diligently contested in good faith by appropriate proceedings;

(c)  any Lessor Lien; and

(d) the rights of others under any sub-lease or arrangements to the extent expressly permitted under Section 8.4.

(e) but only if (in the case of both (a) and (b)) (i) adequate reserves have been provided by Lessee for the payment of such Taxes or obligations; and
     (ii) such proceedings, or the continued existence of the lien, do not give rise to any material danger of the sale, forfeiture or other loss of the Aircraft or any interest therein or of criminal liability on Lessor or Owner.

Permitted Sub-Lease means any sub-lease of the Aircraft to a Permitted Sub-Lessee as provided for in Section 8.4(a) to which Lessor has consented.

Permitted Sub-Lessee means any sub-lessee of the Aircraft to which Lessor has consented as provided in Section 8.4(a).

Permitted Transferee means any Person who

(a) is a "citizen of the United States" as defined in Section 40102 of Title 49 of the U.S.C. with the requisite power and authority to enter into and carry out the transactions contemplated by the Lease;

(b)  is not, and is not affiliated with, a Certificated Air Carrier; and

(c) enters into a binding agreement pursuant to which it agrees to be bound by the terms of the Lease and agrees to perform all of the obligations of Lessor thereunder.

Person  means  any  individual   person,  any  form  of  corporate  or  business
association, trust, Government Entity, or organization or association of which any of the above is a member or a participant.

Pre-Approved Bank has the meaning given in the Aircraft Lease Agreement.

Pre-Delivery  Procedure means the procedure  leading to Delivery as specified in
Schedule 4.

Pre-Delivery Termination Value has the meaning given in Schedule B, Part II of the Aircraft Lease Agreement.

Redelivery Location has the meaning given in the Aircraft Lease Agreement.

Regulations means any Law or regulation (including any internal corporate regulation), official directive or recommendation, mandatory requirement or contractual undertaking, or airworthiness requirements or limitations.

Rent has the meaning given in the Aircraft Lease Agreement.

Rent Commencement Date has the meaning given in the Aircraft Lease Agreement.

Rental Period means each period ascertained in accordance with Section 5.2.

Rent Date means the first day of each Rental Period.

Replacement Engine means an "Engine" that has duly replaced an "Engine" in accordance with the requirements of Section 8.11(b).

Required LC Expiry Date means the date being * days after the Expiry Date.

Return Occasion means the date on which the Aircraft is redelivered to Lessor in accordance with Section 12.

Scheduled Delivery Date has the meaning given in the Aircraft Lease Agreement.

Scheduled Delivery Month has the meaning given in the Aircraft Lease Agreement.

Scheduled Delivery Week has the meaning given in the Aircraft Lease Agreement.

Scheduled Expiry Date has the meaning given in the Aircraft Lease Agreement.

Security Interest means any mortgage, chattel mortgage, security interest, charge, pledge, lien, conditional sale agreement, title retention agreement, equipment trust agreement, encumbrance, assignment, hypothecation, right of detention, right of set-off or any other agreement or arrangement having the effect of conferring security.

State of Design means the state having jurisdiction over the Person responsible for the type design of the Aircraft or any Engine or Part.

State of Incorporation means the United States and the state of organization of Lessee as identified in the heading of the Aircraft Lease Agreement.

State of Registry has the meaning given in the Aircraft Lease Agreement.

Subsidiary means in relation to any reference to accounts, any company whose accounts are consolidated with the accounts of Lessee in accordance with accounting principles generally accepted under accounting standards of the State of Incorporation or for any other purpose, an entity from time to time of which another has direct or indirect control or owns directly or indirectly more than
* (*) of the voting share capital

Supplemental Rent has the meaning given in the Aircraft Lease Agreement.

Taxes means any and all present and future taxes, duties, withholdings, levies, assessments, imposts, fees and other governmental charges of all kinds (including any value added or similar tax and any stamp, documentary, license, registration or similar fees or tax), together with any penalties, fines, surcharges and interest thereon and any additions thereto.

Tax Indemnitee has the meaning given in the Aircraft Lease Agreement.

Technical Report means a monthly report of the Flight Hours, Cycles, Engine Flight Hours and Engine Cycles operated by the Airframe and Engines in respect of each calendar month in the form set forth in Schedule 13 attached hereto or as otherwise agreed between Lessor and Lessee.

Term means the period commencing on the Delivery Date and ending on the Expiry Date.

UCC means the Uniform Commercial Code as in effect in the State of New York.

Unforeseen Event means:

(a)  civil disturbance or act of any Government Entity;

(b)  natural disaster or any other act of God;

(c) Law of, or any allocation or other action by, a Government Entity or any unexpected shortage of labor, materials or facilities affecting the Aircraft;

(d)  any damage or Defect;

(e)  labor disputes;

(f) breach of contract by any Person (other than Lessor), or other failure to deliver or redeliver the Aircraft by any Person (whether or not a breach) with possession or control of the Aircraft (other than by Lessor, if it has possession and control of the Aircraft), including any failure to deliver or delay in delivery by any prior lessee and any breach by any prior lessee or failure to cooperate by any prior lessee under any previous lease, or any "excusable" or "inexcusable" delay under any previous lease or purchase agreement for the Aircraft, or any purchase agreement for the Aircraft terminating prior to Delivery (including due to Lessor or an Affiliate of Lessor voluntarily terminating such agreement);

(g) delays in obtaining the Aircraft or any equipment or services for the Aircraft;

(h)  any delay due to Air Authority certifications; or

(i) any other cause beyond the control of Lessor or not occasioned by Lessor's gross negligence or willful misconduct.

United States means the United States of America.

U.S.C. means the United States Code.

                                   SCHEDULE 2

                         REPRESENTATIONS AND WARRANTIES

1.       Lessee's Representations and Warranties

Lessee's representations and warranties to Lessor are as follows:

(a) Status: It is duly organized, validly existing and in good standing in its State of Incorporation.

(b) Non-Conflict: Execution, delivery and performance of the Lease do not contravene or breach any Regulation applicable to Lessee.

(c) Power and Authority: It has all corporate and other power and authority to execute, deliver and perform the Lease, and the Lease has been duly authorized, executed and delivered by Lessee.

(d) Legal Validity: The Lease is its legal, valid and binding obligation, enforceable against Lessee in accordance with its terms.

(e) No Event of Default: No Event of Default has occurred and is continuing or would occur because of Delivery.

(f) Litigation: It is not involved in any litigation or other dispute which, if adversely determined, would materially and adversely affect its financial condition or its ability to perform its obligations under the Lease.

(g) Financial Information: Its audited financial statements most recently delivered to Lessor:

     (i)  have been prepared in accordance with GAAP; and

     (ii) present fairly the financial condition and results of operations of Lessee as at the date thereof and for the period then ending.

(h) Full Disclosure: Neither its audited financial statements referred to in paragraph (g) nor any other financial, operational or credit-related information provided to Lessor by Lessee for the purposes of the Lease contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading.

(i) Location: Lessee's chief executive office (as that term is defined in Article 9 of the UCC) is located at the address set forth in the heading of the Aircraft Lease Agreement; and the records of the Lessee concerning the Aircraft are maintained at such chief executive office or at the operations center in Denver, Colorado where Lessee normally maintains aircraft records.

(j) Certificated Air Carrier: Lessee is a Certificated Air Carrier and Lessor, as lessor of the Aircraft to Lessee, is entitled to the benefits of Section 1110 of Title 11 of the U.S.C. with respect to the Aircraft.

(k) Citizen of the United States: Lessee is a "citizen of the United States" as defined in Section 40102 of Title 49 of the U.S.C.

(l) ERISA: Lessee is not engaged in any transaction in connection with which it could be subjected to either a civil penalty assessed pursuant to Section 502 of ERISA or any tax imposed by Section 4975 of the Internal Revenue Code; no material liability to the Pension Benefit Guaranty Corporation has been or is expected by Lessee to be incurred with respect to any employee pension benefit plan (as defined in Section 3 of ERISA) maintained by Lessee or by any trade or business (whether or not incorporated) which together with Lessee would be treated as a single employer under Section 4001 of ERISA and Section 414 of the Internal Revenue Code; there has been no reportable event (as defined in Section 4043(b) of ERISA) with respect to any such employee pension benefit plan; no notice of intent to terminate any such employee pension benefit plan has been filed or is expected to be filed, nor has any such employee pension benefit been terminated; no circumstance exists or is anticipated that constitutes or would constitute grounds under Section 4042 of ERISA for the Pension Benefit Guaranty Corporation to institute proceedings to terminate, or to appoint a trustee to manage the administration of, such an employee pension benefit plan; and no accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Internal Revenue Code), whether or not waived, exists with respect to any such employee pension benefit plan.

(m) Material Adverse Change: there has been no material adverse change in the financial condition or operations of Lessee and Lessee Affiliates or in the ability of Lessee to comply with its obligations under the Lease since the date of the financial statements most recently provided to Lessor on or prior to the Delivery Date.

1.2     Lessor's Representations and Warranties

Lessor's representations and warranties to Lessee are as follows:

(a) Status: It is duly organized, validly existing and in good standing in its State of Incorporation.

(b) Non-Conflict: Execution, delivery and performance of the Lease do not contravene or breach any Regulation applicable to Lessor.

(c) Power and Authority: It has all corporate and other power and authority to execute, deliver and perform the Lease, and the Lease has been duly authorized, executed and delivered by Lessor.

(d) Legal Validity: The Lease is its legal, valid and binding obligation, enforceable against Lessor in accordance with its terms.

(e) Title: On each Delivery Date, Lessor will have good and valid title to the Aircraft being delivered on such date and, with respect to new Aircraft, will be entitled to the benefit of the Manufacturer's warranties under the purchase agreement with respect to such Aircraft.

(f) Citizen of the United States: Lessor is a "citizen of the United States" as defined in Section 40102 of Title 49 of the U.S.C.

                                   SCHEDULE 3

                              CONDITIONS PRECEDENT

2.      Lessor's Conditions Precedent

The conditions precedent to Lessor's obligation to deliver and to commence the leasing of the Aircraft are as follows. All documents delivered to Lessor pursuant to this Schedule 3 will be in English, or if not in English, will be accompanied by a certified English translation:

2.1     Preliminary Conditions

Lessor will receive from Lessee, not later than two Business Days prior to the Scheduled Delivery Date, each of the following, reasonably satisfactory in form and substance to Lessor:

(a) Opinion(s): evidence that an opinion(s) in the form of Schedule 8 will be issued on the Delivery Date by legal counsel(s) reasonably acceptable to Lessor with respect to the laws of the State of the Governing Law and the State of Incorporation;

(b) Approvals: evidence of the issue of each approval, license and consent which is required in relation to, or in connection with the performance by Lessee of any of its obligations under the Lease;

(c) Import: evidence that any required import license, and all customs formalities, relating to the import of the Aircraft into the Habitual Base have been obtained or complied with, and that the import of the Aircraft into the Habitual Base is exempt from Taxes;

(d) Process Agent: a letter from the process agent appointed by Lessee in the Lease accepting that appointment;

(e) Licenses: copies of Lessee's air transport license, air operator's certificates and all other licenses, certificates and permits required by Lessee in relation to, or in connection with, the operation of the Aircraft, including authority to operate the Aircraft under FAR Part 121 and a Certificate of Public Convenience and Necessity issued under Section 40102 of Title 49 of U.S.C.;

(f) UCC: Financing Statements with respect to the Lease and the Aircraft in a form acceptable to Lessor shall have been executed and delivered by Lessee and duly filed in each jurisdiction reasonably requested by Lessor;

(g)  Letter of Credit (if applicable): the form of the Letter of Credit; and

(h)  General: such other documents as Lessor may reasonably request.

2.2     Final Conditions

(a) Final Documents: Lessor shall receive on or before the Delivery Date each of the following:

     (i) Certificate of Technical Acceptance and Lease Supplement No. 1: each of the Certificate of Technical Acceptance and Lease Supplement No. 1, or a Lease Supplement substantially in the form of Lease Supplement No. 1 for subsequent Aircraft deliveries, dated and fully completed, and executed by Lessor and Lessee, and, in the case of the Lease Supplement, filed for recording at the FAA;

     (ii) Opinions:  a signed  original of each of the  opinions  referred to in
          Section 1.1(a) of this Schedule, dated the Delivery Date;

     (iii)Payments: all sums due to Lessor under the Lease on or before the Delivery Date, including the first payment of Rent and, if applicable, the balance of the Deposit;

     (iv) Insurances: certificates of insurance, an opinion and undertaking from Lessee's insurance broker and other evidence satisfactory to Lessor that Lessee is taking the required steps to ensure due compliance with the provisions of the Agreement as to Insurances with effect on and after the Delivery Date;

     (v) Financial Information: the latest Financial Information of Lessee as requested by Lessor;

     (vi) Letter of Credit (if applicable): the Letter of Credit;

     (vii)Lessee's Maintenance Program: such information and documents relating to the Lessee's Maintenance Program as Lessor may reasonably require, and Lessor having acknowledged in writing the Lessee's Maintenance Program;

     (viii) Filings: evidence that on the Delivery Date all filings, registrations, recordings and other actions have been or will be taken which are necessary or advisable to ensure the validity, effectiveness and enforceability of the Lease and to protect the interests of Owner and the Financing Parties in the Aircraft, any Engine or any Part and in the Lease;

     (ix) FAA Opinion: evidence that there will be issued an opinion of Crowe & Dunlevy or other counsel reasonably acceptable to Lessor who are recognized specialists with regard to FAA registration matters in a form reasonably acceptable to Lessor as to the due filing for recordation of the Lease (the costs for which shall be paid by Lessee);

     (x) Certificate of Lease Termination: a certificate of lease termination executed by a duly authorized officer of Lessee substantially in the form of Schedule 10 acknowledging that the Lease is no longer in effect with respect to the Aircraft and Engines, which certificate Lessor will hold in escrow to be filed at the FAA upon the expiration or other termination of the Lease in accordance with its terms;

     (xi) Acknowledgement  and  Agreement  re  Assignment  (if  applicable):  an acknowledgement of and certain agreements with respect to the assignment by Lessor of this Lease to Owner and Financing Parties' Representative in the form previously provided to Lessee or as Owner or Financing Parties' Representative may otherwise reasonably request; and

     (xii) General: such other documents as Lessor may reasonably request;

(b)  Representations/Warranties: the representations and warranties of Lessee in
     Schedule 2 shall be correct, and would be correct if repeated on Delivery; and

(c) No Default: no Default shall have occurred and be continuing on Delivery or might result from the leasing of the Aircraft to Lessee under the Lease.

20.      LESSEE'S CONDITIONS PRECEDENT

The conditions precedent to Lessee's obligations to accept delivery of and lease the aircraft from Lessor are as follows:

(a) Lessor shall tender delivery of the Aircraft meeting all of the Delivery Condition Requirements as specified by Part III of Schedule A to the aircraft Lease Agreement or otherwise as permitted by a waiver of Lessee or mutual agreement between Lessor and Lessee;

(b) Delivery to Lessee of a Lease Supplement in the form of Schedule 12 hereto, dated and fully completed, and executed by Lessor, to be filed for recording at the FAA;

(c) Representations and Warranties: the representations and warranties of Lessor in Schedule 2 shall be correct and would be correct if repeated on Delivery and

(d) Delivery to Lessee of the Manufacturer's Consent and the Participation Agreement pursuant to Section 6 of the Lease, as applicable for any new aircraft. Manufacturer's Consent means, with respect to any new Aircraft, the Manufacturer's consent to the assignment to Lessee of the warranteis with respect to such Aircraft, in form and substance reasonably satisfactory to Lessee.

(e)  Delivery of the GE Capital Guaranty.

                                   SCHEDULE 4

                 PRE-DELIVERY PROCEDURES AND DELIVERY CONDITION

                      REQUIREMENTS - PART 1 (NEW AIRCRAFT)

1.      Licenses

(a) It is the responsibility of Lessee to obtain all licenses, permits or approvals necessary to export or transport the Aircraft from the Delivery
     Location; provided, however that Lessor shall provide, or cause the manufacturer to provide Lessee with an Export Certificate of Airthworthiness from the Delivery Location to the United States.

(b) Lessor will provide Lessee with any required data and information for the purposes of obtaining any such licenses, permits or approvals.

2.      Inspection

Except as otherwise provided in the Aircraft Lease Agreement:

(a) Subject to any applicable purchase agreement, Lessee may inspect the Aircraft at the Delivery Location (including such rights as Lessor has to be present and inspect, on an ongoing basis, the manufacture of the Aircraft and including a demonstration flight with up to two (2) representatives of Lessee on the Aircraft as observers) to ensure that the Aircraft fulfils the Delivery Condition Requirements.

(b) If Lessee's inspection of the Aircraft shows that the Aircraft does not fulfil the Delivery Condition Requirements, Lessor will, as promptly as practicable, correct any defects and make the Aircraft available for re-inspection by Lessee provided that, in Lessor's reasonable opinion, the cost of repair of such defect does not exceed the Pre-Delivery Termination Value. If the cost of repair of such defect may exceed the Pre-Delivery Termination Value with respect to the Delivery of any new Aircraft, Lessor shall not be required to correct such defect. Lessor will conduct further demonstration flights as may be necessary to verify compliance with the Delivery Condition Requirements.

(c) If Lessor notifies Lessee that it does not intend to correct the defect, either party may terminate the Lease with respect to such Aircraft.

3.      Indemnity

(a) Lessee is responsible for and will indemnify each Indemnitee against all Losses arising from death or injury to any observer or any employee of Lessee in connection with the inspection of the Aircraft; provided that Lessee shall not be required to indemnify any Indemnitee for Losses caused by the gross negligence or willful misconduct of any such Indemnitee.

(b) Lessor is responsible for and will indemnify Lessee against all Losses arising from death or injury to any observer or any employee of Lessor in connection with the inspection of the Aircraft; provided that Lessor shall not be required to indemnify Lessee for Losses caused by the gross negligence or willful misconduct of Lessee.

                                   SCHEDULE 4

                 PRE-DELIVERY PROCEDURES AND DELIVERY CONDITION

                      REQUIREMENTS - PART 2 (USED AIRCRAFT)

1.       Licenses

(a) It is the responsibility of Lessee to obtain all licenses, permits or approvals necessary to export or transport the Aircraft from the Delivery Location.

(b) Lessor will provide Lessee with any required data and information for the purposes of obtaining any such licenses, permits or approvals.

2.       Inspection

         Except as otherwise provided in the Aircraft Lease Agreement:

(a) Subject to any applicable purchase agreement or prior lease, Lessee may inspect the Aircraft (including a demonstration flight with up to two (2) representatives of Lessee on the Aircraft as observers) to ensure that the Aircraft fulfils the Delivery Condition Requirements.

(b) If Lessee's inspection of the Aircraft shows that the Aircraft does not fulfil the Delivery Condition Requirements, Lessor will, as promptly as practicable, correct any defects and make the Aircraft available for re-inspection by Lessee provided that, in Lessor's reasonable opinion, the cost to correct such defect does not exceed the Pre-Delivery Termination Value. If the cost to correct such defect may exceed the Pre-Delivery Termination Value with respect to the Delivery of any used Aircraft, Lessor shall not be required to correct such defect. Lessor will conduct further demonstration flights as may be necessary to verify compliance with the Delivery Condition Requirements.

(c) If Lessor notifies Lessee that it does not intend to correct the defect, either party may terminate the Lease.

3.       Indemnity

(a) Lessee is responsible for and will indemnify each Indemnitee against all Losses arising from death or injury to any observer or any employee of Lessee in connection with the inspection of the Aircraft; provided that Lessee shall not be required to indemnify any Indemnitee for Losses caused by the gross negligence or willful misconduct of any such Indemnitee.

(b) Lessor is responsible for and will indemnify Lessee against all Losses arising from death or injury to any observer or any employee of Lessor in connection with the inspection of the Aircraft; provided that Lessor shall not be required to indemnify Lessee for Losses caused by the gross negligence or willful misconduct of Lessee.

                                   SCHEDULE 5

           CERTIFICATE OF TECHNICAL ACCEPTANCE - PART 1 (NEW AIRCRAFT)

This Certificate of Technical Acceptance is delivered, on the date set out below by ________ ("Lessee") to ________ ("Lessor") pursuant to the Aircraft Lease Agreement dated ________ between Lessor and Lessee (the "Lease"). The capitalized terms used in this Certificate shall have the meaning given to such terms in the Lease.

DETAILS OF ACCEPTANCE

Lessee hereby confirms to Lessor that Lessee has at [ ] o'clock on this ________ day of ________, at ________ , technically accepted the following, in accordance with the provisions of the Lease:

________ Aircraft, Manufacturer's Serial Number ________;

________ Engines:

Engine Number       Manufacturer's Serial Number

[To be completed at Delivery]

(each of which has 750 or more rated take off horsepower or the equivalent of such horsepower)

Fuel Status:      Kilos/lbs ________ ; and

Loose Equipment Check List: in accordance with the list signed by Lessor and Lessee and attached hereto.

Aircraft Documents and Records: in accordance with the list signed by Lessor and Lessee and attached hereto.

LOPA drawing attached.


HOURS AND CYCLES DATA (as of Delivery Date)

Airframe:

Time Since New :---------------                      Cycles Since New :---------

Landing Gear (Main and Nose)

Time Since New : [, Center]                          Cycles Since New :---------

Engines

Position:                                            Time Since New: -----------

                                                     Cycles Since New: ---------



Auxiliary Power Unit :

Number of Flight Hours/APU Hours

(as applicable) since New : --------------------

ACCEPTANCE:

Lessee hereby confirms that the Aircraft, Engines, Parts and Aircraft Documents and Records are technically acceptable to it, satisfy all of the Delivery Condition Requirements and, except as noted on the attached Exceptions Schedule, are in the condition for delivery and acceptance as required under the Lease.

IN  WITNESS   WHEREOF,   Lessee  and  Lessor  have,  by  their  duly  authorized
representative, executed this Certificate of Technical Acceptance on the date in paragraph 1 above.

LESSEE: ________________________
By:      _________________________
Title:   _________________________

LESSOR: _______________________
By:      _________________________
Title:   _________________________

                                                                      ATTACHMENT

                                 EXCEPTIONS LIST

         The items set forth below represent non-conformities to the Delivery Condition Requirements as of the Delivery Date, the corrective action (or payment to Lessee in lieu thereof), if any, to be taken by Lessor and the date of accomplishment. LESSEE ACKNOWLEDGES AND AGREES THAT LESSOR'S UNDERTAKINGS SET FORTH HEREIN ARE IN FURTHERANCE OF AND SUBJECT TO THE AIRCRAFT LEASE AGREEMENT DATED AS OF _____________ BETWEEN LESSOR AND LESSEE (THE "LEASE"), THAT LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, HEREUNDER AND THAT LESSORS UNDERTAKINGS ARE SUBJECT TO EACH AND EVERY DISCLAIMER OF LESSOR SET FORTH IN THE LEASE INCLUDING, WITHOUT LIMITATION, THOSE SET FORTH IN CLAUSE 17 THEREOF.

LESSOR                                               LESSEE

19. BY:_______________________                       BY:_____________________
20. TITLE:______________________                     TITLE:____________________

                                   SCHEDULE 5

          CERTIFICATE OF TECHNICAL ACCEPTANCE - PART 2 (USED AIRCRAFT)

This Certificate of Technical Acceptance is delivered, on the date set out below by ________ ("Lessee") to ________ ("Lessor") pursuant to the Aircraft Lease Agreement dated ________ between Lessor and Lessee (the "Lease"). The capitalized terms used in this Certificate shall have the meaning given to such terms in the Lease.

DETAILS OF ACCEPTANCE

Lessee hereby confirms to Lessor that Lessee has at [ ] o'clock on this ________ day of ________, at ________ , technically accepted the following, in accordance with the provisions of the Lease:

________ Aircraft, Manufacturer's Serial Number ________;

________ Engines:

Engine Number       Manufacturer's Serial Number

[to be completed at Delivery]

(each of which has 750 or more rated take off horsepower or the equivalent of such horsepower)

Fuel Status:      Kilos/lbs ________ ; and

Loose Equipment Check List: in accordance with the list signed by Lessor and Lessee and attached hereto.

Aircraft Documents and Records: in accordance with the list signed by Lessor and Lessee and attached hereto.

HOURS AND CYCLES DATA (as of Delivery Date)

Airframe:

Number of Hours since last Airframe Structural Check:         ________ hours

"C" Check (or Equivalent)

Interval:  _______________________

Time Since: _____________________

Landing Gear Overhaul:

Number of Cycles Since Last Overhaul:

[          ] Gear  __________________________ cycles

Interval: __________________________

Engines:

Number of Hours Since Last Engine Refurbishment:

S/N __________ : __________ hours

Hot Section Inspection:

Interval: ___________________________

Time Since (S/N __________) : ______________

Time Remaining to First Restriction:

Engine S/N:

Hours: _____________    Restriction: _____________

Cycles: _____________    Restriction: _____________

Average Cycles in Life Limited Parts (see attached Schedule): _______________

Auxiliary Power Unit:

Number of APU Hours since Last Heavy Shop Visit:

______________ hours       Date accomplished ___________

Hot Section Inspection:

Interval: _______________________

Time Since: _______________________

Interior Equipment:

LOPA - attached _______________________

Emergency drawing - attached _______________________

Galley Equipment _______________________

ACCEPTANCE:

Lessee hereby confirms that the Aircraft, Engines, Parts and Aircraft Documents and Records are technically acceptable to it, satisfy all of the Delivery Condition Requirements and, except as noted on the attached Exceptions Schedule, are in the condition for delivery and acceptance as required under the Lease.

IN  WITNESS   WHEREOF,   Lessee  and  Lessor  have,  by  their  duly  authorized
representative, executed this Certificate of Technical Acceptance on the date in paragraph 1 above.

LESSEE:

By:      _________________________
Title:   _________________________
LESSOR:

By:      _________________________
Title:   _________________________

                                                                      ATTACHMENT

                                 EXCEPTIONS LIST

         The items set forth below represent non-conformities to the Delivery Condition Requirements as of the Delivery Date, the corrective action (or payment to Lessee in lieu thereof), if any, to be taken by Lessor and the date of accomplishment. LESSEE ACKNOWLEDGES AND AGREES THAT LESSOR'S UNDERTAKINGS SET FORTH HEREIN ARE IN FURTHERANCE OF AND SUBJECT TO THE AIRCRAFT LEASE AGREEMENT DATED AS OF FEBRUARY 7, 2000 BETWEEN LESSOR AND LESSEE (THE "LEASE"), THAT LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, HEREUNDER AND THAT LESSORS UNDERTAKINGS ARE SUBJECT TO EACH AND EVERY DISCLAIMER OF LESSOR SET FORTH IN THE LEASE INCLUDING, WITHOUT LIMITATION, THOSE SET FORTH IN CLAUSE 17 THEREOF.

LESSOR                                               LESSEE

21.      BY:_______________________         BY:_____________________

22.      TITLE:______________________       TITLE:____________________

                                   SCHEDULE 6

                Procedures And Operating Condition At Redelivery

On the Return Occasion the Aircraft, subject to fair ordinary wear and tear of a kind and to an extent consistent with similar aircraft engaged in commercial airline operations, will be redelivered to Lessor by Lessee in accordance with the procedures and in any event in the condition set out below. For the avoidance of doubt, any damage assessment and/or rectification criteria used in assessing the redelivery condition shall be as prescribed in the Manufacturer's structural repair manual ("SRM") and/or the Manufacturer's maintenance manual, as appropriate. Any damage outside the scope of the SRM shall require FAA 8110-3 certification.

3.1      FINAL INSPECTION

Immediately prior to the Return Occasion, Lessee will make the Aircraft available to Lessor and Owner at Denver, Colorado for inspection ("Final Inspection") in order to verify that the condition of the Aircraft complies with the Lease. The Final Inspection will include, and be long enough to permit Lessor to:

(a)  inspect the Aircraft Documents and Records;

(b) inspect the Aircraft (including an examination of all compartments and bays, with Lessee to open or remove panels as reasonably required by Lessor or Owner), uninstalled Parts and the APU (including a complete video borescope inspection of the APU);

(c)  inspect the Engines, including (i) a complete video borescope inspection of
     (A) the low pressure and high pressure compressors and (B) turbine area and
     (ii) engine condition runs (including full take-off power engine run-up performed in accordance with the performance test in the Manufacturer's maintenance manual, and the Engines shall not exceed corrected limits for all parameters using temperature corrected charts), and power assurance runs; and

(d) observe a two hour demonstration flight at Lessee's cost (with up to 3 of Lessor's and Owner's representatives as on-board observers).

Furthermore, Lessee acknowledges that a purchaser or the next operator of the Aircraft will need to inspect the Aircraft, the Engines and the Aircraft Documents and Records prior to redelivery and Lessee hereby agrees to cooperate reasonably at all times during the Term with Lessor, Owner and/or such purchaser or such next operator, who shall accompany Lessor, to participate in such inspections in order to coordinate, assist and grant access for the above inspections and/or meetings as necessary.

Lessor or Owner, as the case may be, is responsible for and will indemnify Lessee against all Losses arising from the death or injury to any observer or any employee of Lessor or Owner, as the case may be, in connection with the inspection of the Aircraft and any ferry flight under this Section 1.1.

3.2      GENERAL CONDITION

The Aircraft will:

(a) be in the same configuration as at Delivery after giving effect to any post-Delivery modifications, repairs or maintenance to the Aircraft paid for or otherwise provided by or on behalf of Lessor (or as otherwise mutually agreed), be in as good operating condition and appearance as when delivered to Lessee (after giving effect to any post-Delivery modifications, repairs or maintenance paid for or otherwise provided by or on behalf of Lessor, hereafter, the "Modifications"), except for ordinary wear and tear and alterations and modifications authorized or required under the Lease and paid for by Lessee or a Sub-Lessee, and be clean by major commercial airline standards, and all structural damage shall have been repaired to a permanent standard as per the SRM or, if the SRM is not applicable as per the requirements of the Manufacturer;

(b) have installed the full complement of equipment, parts, accessories, furnishings and loose equipment as when originally delivered to Lessee (and after giving effect to any Modifications) and as normally installed in the Aircraft for continued regular service and the Aircraft (including the Aircraft Documents and Records) shall be in a condition suitable for immediate registration with the FAA (assuming that the Owner qualifies for such registration) and immediate operations under FAR Part 121 with a new operator, without waiver, unless the benefit of such waiver is applicable to the next operator of the Aircraft, or restriction; and if any of the engines or parts tendered for redelivery with the Aircraft is not one of the Engines referred to in the Certificate of Technical Acceptance or a Replacement Engine installed pursuant to Section 8.11(b) following an Engine Event of Loss, Lessor shall have no obligation to accept such engine or part unless Lessee furnishes to Lessor all the documents and evidence in respect of such engine or part in accordance with Section 8.11(b), as if such engine were a Replacement Engine or replacement part, and otherwise complies with such Section 8.11(b) with respect thereto;

(c) have in existence a valid and effective certificate of airworthiness (and if required by Lessor, a valid and effective export certificate of airworthiness) with respect to the Aircraft issued by the Air Authority (in the case of an export certificate of airworthiness no earlier than 30 days prior to the redelivery);

(d) comply with the manufacturer's original specifications as at the Delivery Date (after giving effect to the Modifications), except as modified during the Term in accordance with the Manufacturer's service bulletins or letters, Airworthiness Directives, Air Authority approved data or otherwise as permitted by the Lease;

(e) have undergone, immediately prior to redelivery, the next relevant "C" Check (or higher check if applicable) in block format so that all airframe inspections falling due within the next "C" Check interval, as defined in, and in accordance with, Lessee's Maintenance Program on the Redelivery Date and the Manufacturer's Maintenance Planning Document have been accomplished;

(f) have had accomplished all outstanding Airworthiness Directives affecting that model of Aircraft issued by the FAA prior to the Expiry Date and requiring action during the Term or within * days after the Expiry Date; for this purpose, compliance shall be by terminating action if:

     (i) Lessee has complied by terminating action for other aircraft of the same model and series then operated by Lessee; or

     (ii) the latest date permitted by such Airworthiness Directive for required compliance by terminating action falls within * days after the Expiry Date.

     In no event shall there be any non transferable time extensions, waivers, deviations or alternative means of compliance with any Airworthiness Directives or other regulations. (g) have installed all applicable vendor's and manufacturer's service bulletin kits received free of charge by Lessee during the Term that are appropriate for the Aircraft and to the extent not installed, those kits will be furnished free of charge to Lessor;

(h) have the fuselage, empennage, wings and pylons stripped (or sanded if only three or less coats of paint) and painted white in accordance with standard industry practice;

(i)  have all signs and decals clean, secure and legible;

(j) meet the requirements of FAR Part 36, Appendix C, Stage 3 noise compliance as in effect at the Delivery Date, without waiver or restriction;

(k) have no open, deferred, continued, carry over or placarded maintenance items or watch items or placarded log book items, and all other log book discrepancies shall be cleared;

(l) all discrepancies discovered during the inspections described above which exceed the Manufacturer's maintenance manual allowable limits for in-service aircraft shall have been repaired in accordance with FAA-approved procedures;

(m) all repairs of a temporary or interim nature, requiring repetitive inspections or future upgrading, including external doublers with blind fasteners, shall be upgraded to permanent repair in accordance with the Manufacturer's maintenance manual or structural repair manual; and

(n) all systems shall be fully operational for their intended functions in accordance with the Manufacturer's -maintenance manual specifications.

3.3      COMPONENTS

(a) Each Airframe Flight Hour and Cycle controlled Hard Time Component (as defined below and other than the APU) shall have not less than the Minimum Component Flight Hours and the Minimum Component Cycles of life remaining to the next scheduled removal, in accordance with the Lessee's Maintenance Program and shall be supported by appropriate certification documentation indicating TSN, CSN, TSO and CSO such as FAA form 8130-1; for this purpose "Hard Time Component" means any component which has a limited on-wing life in accordance with the Manufacturer's Maintenance Planning Document and which can have life fully restored through appropriate maintenance;

(b) Each calendar-limited component including safety equipment will have not less than its Minimum Component Calendar Life remaining to the next scheduled removal in accordance with the Lessee's Maintenance Program;

(c)  Each   "on-condition"   and   "condition-monitored"   component   will   be
     serviceable;

(d) The installed components as a group will have an average of total flight time since new of not more than that of the Airframe;

(e) Each Airframe Life-Limited Component (as defined below) will have not less than the Minimum Component Flight Hours and the Minimum Component Cycles remaining to next scheduled removal in accordance with Lessee's Maintenance Program and will be supported by certification documentation necessary to demonstrate back-to-birth traceability; for this purpose "Airframe-Life Limited Component" means a component with an ultimate life which cannot be restored through appropriate maintenance.

3.4      ENGINES

Each Engine will be installed on the Aircraft and comply with the following:

(a) Each Engine will have not less than the Minimum Engine Flight Hours and Minimum Engine Cycles expected life remaining to the next expected removal. The expected life remaining will be as reasonably determined by the inspection and checks accomplished by Lessor in accordance with the Lease;

(b) Each Engine shall have completed during the Final Inspection a hot (including combustion chamber) and cold section video borescope inspection, which inspection shall be performed at Lessor's expense, and a power assurance run performed at Lessee's expense in accordance with the Lessee's Maintenance Program or Manufacturer's maintenance manual and any defects discovered in such inspections which exceed the Engine manufacturer's in-service limits shall be corrected at Lessee's expense. Lessee shall cause such borescope inspections to be performed and to be recorded on videotape by Lessee, or if Lessee does not perform the same, by an agency selected by Lessor and shall provide Lessor with a copy of such videotape on the Return Occasion. No Engine shall be on "watch" for any reason requiring any special or out of sequence inspection. Each Engine shall comply with the operations specification of Lessee without waiver or exceptions. All items beyond the Engine manufacturer's in-service limits shall be repaired;

(c) Each Engine Life-Limited Component (as defined below) will have not less than the Minimum Engine Cycles remaining per the manufacturer's then current limitations for the part number in question, and will be supported by certification documentation necessary to demonstrate back-to-birth traceability; for this purpose "Life Limited Component" means a component with an ultimate life which cannot be restored through appropriate maintenance; and

(d) Each Engine will have no defect which places less than the Minimum Engine Flight Hours and the Minimum Engine Cycles of remaining life pursuant to Manufacturer's or airworthiness requirements until scheduled removal.

3.5      FUSELAGE, WINDOWS AND DOORS

(a) The fuselage will be free of major dents and abrasions in excess of the limits specified in Manufacturer's maintenance manual or structural repair manual, loose or pulled or missing rivets and all structural repairs shall be permanent repairs;

(b) Windows will be free of delamination, blemishes, crazing, in excess of the limits specified in the Manufacturer's maintenance manual or structural repair manual and will be properly sealed; and

(c) Doors will be free moving, correctly rigged and be fitted with serviceable seals.

3.6      WINGS AND EMPENNAGE

(a) Leading edges will be free from damage in excess of the limits specified in the Manufacturer's maintenance manual or structural repair manual; and

(b)  Unpainted surfaces will be polished.

3.7      INTERIOR AND COCKPIT

Carpets and seat covers will be in good condition, clean and free of stains and meet FAR fire resistance regulations.

3.8      LANDING GEAR; WHEELS AND BRAKES

(a) The Landing Gear and wheel wells will be clean, free of leaks and repaired as necessary;

(b) Each installed Landing Gear shall have no more than * of the Cycles accumulated on the Airframe; provided, however, that if such Cycles exceed
     * of the Cycles accumulated on the Airframe, then Lessee shall pay to Lessor an amount equal to the product of the number of Cycles by which each Landing Gear exceeds the Cycles accumulated on the Airframe multiplied by the Landing Gear Supplemental Rent Rate. In any event, each Landing Gear shall have not less than the Minimum Landing Gear Flight Hours and the Minimum Landing Gear Cycles and the Minimum Landing Gear Calendar Time to the next scheduled overhaul or removal, as the case may be, in accordance with the then current Manufacturer's Maintenance Planning Document and Lessee's Maintenance Program; and

(c) The wheels and brakes will have not less than half of their useful life remaining.

3.9      RETURN OF AUXILIARY POWER UNIT (APU)

     The APU shall have completed a borescope inspection during the Final Inspection and shall meet all air outputs and temperature limitations under load in accordance with the Lessee's Maintenance Program and the Manufacturer's maintenance manual, and any defects discovered in such inspection, which exceed the APU manufacturer's in-service limits, shall be corrected at Lessee's expense. The APU shall have not more than the Minimum APU Limit since the last gas path refurbishment. APU Life Limited Parts shall have not less than one half useful life remaining on average.

3.10     CORROSION

(a) The Aircraft shall be in compliance with the Manufacturer's corrosion prevention and control program (CPCP) requirements. All CPCP inspections which would normally be accomplished while access is provided during structural inspection in accordance with the Lessee's Maintenance Program during the Term shall have been accomplished;

(b) The entire fuselage will be substantially free from corrosion and will be adequately treated in accordance with Lessee's corrosion prevention program and the Manufacturer's Maintenance Planning Document; and

(c)      (c)      Fuel tanks will be free from  contamination  and corrosion and a tank  treatment  program will be in operation.

3.11     FUEL

     At redelivery, the Aircraft fuel tanks shall contain the Minimum Measurable Fuel Requirement.

3.12     MAINTENANCE PROGRAM

(a) Prior to the Return Occasion and upon Lessor's or Owner's request, Lessee will provide Lessor or Owner or its agent reasonable access to the Lessee's Maintenance Program and the Aircraft Documents and Records in order to facilitate the Aircraft's integration into any subsequent operator's fleet; and

(b) Lessee will, if requested by Lessor or Owner to do so, provide sufficient access to Lessee's Maintenance Program in order to integrate the Aircraft to the next operator's maintenance program. Lessor and any Person to whom Lessor grants access to Lessee's Maintenance Program shall agree that it will not disclose the contents of the Lessee's Maintenance Program to any Person except to the extent necessary to monitor Lessee's compliance with the Lease and/or to bridge the maintenance program for the Aircraft from the Lessee's Maintenance Program to another program after the Return Occasion.

3.13     AIRCRAFT DOCUMENTS

     At redelivery Lessee will deliver to Lessor and Owner all current and complete historical records required to be maintained relevant to the Aircraft, including documents, manuals, data, overhaul records, life limited part traceability to "zero time since new", log books, original delivery documents serviceable parts tags, FAA forms, modification records and inspection records, and including each of the following Aircraft Documents and Records:

A.       Certificates

A001     Certificate of Airworthiness

A002     Current Aircraft Registration

A003     C of A for Export (if applicable)

A004     Noise Limitation Certificate (AFM page)

A005     Radio Station License

A007     Aircraft deregistration confirmation

A008     Burn Certificates - Cabin Interiors - as follows:

Certification of compliance with the fire blocking requirements as outlined in FAR Part 25 including:

-           Seat cushions*

-           Back rest cushions*

-           Dress covers*

-           Carpets

-           Curtains

-           Interior Surfaces (if refurbished)

* Including "in combination" burn certification

B.       Aircraft Maintenance Status Summaries

B001 Certified current Time in Service (Hours & Cycles) and maintenance status

B002 Certified status of Airworthiness Directives including method of compliance

B003     Certified status of Service Bulletin Status

B004     Certified status of SSI

B005     Certified status of CPCP (if applicable)

B006     Certified inventory of Hard Time Components (Fitted listing)

B007     Certified inventory of OC/CM Components (Fitted listing)

B008 Certified status of all non-SB and Major Modifications/STC's including acceptable State of Manufacture Certification

B009     Certified status of Check/Inspection History & Current Status of Checks

B010     List of Deferred Maintenance Items

B011 List of Out of Phase Checks, Special Requirements, Time Limited Repairs (if any).

B012     Aircraft Accident & Incident Report.

B013     Structural repairs and damage (including Dent & Buckle Chart).

C.       Aircraft Maintenance Records

C001     Technical Logs (Minimum of 2 years)

C002     A Checks

                  Last complete cycle of A Checks (or equivalent)

C003     C Checks

                  Last Complete cycle of C Checks (or equivalent)

C004     All Major Checks

C005     CPCP Tasks (if applicable)

C006     Periodic Tasks

C007     Dirty Finger Print Certification - AD's

C008     Dirty Finger Print Certification - SB's

C009     Dirty Finger Print Certification - All other modification

C010     Last Weight Report including Schedule

C011     Compass Swing Report

C012     Last Test Flight Report

C013     Certified ETOPS compliance report (if applicable)

C014 Dirty Finger Print certification - All Structural repairs/structural damage

C015 Details of State of Manufacture certification basis - A non-SRM Structural repairs

C016     Aircraft Log Book(s) if applicable

D.       Configuration Status

D001     Approved and certified LOPA

D002     Galley Drawings/Component OHM

D003     Emergency Equipment Drawing/Listing

D004     Loose Equipment Inventory

D005     Inventory Listing of Avonic installed Units.

E.       Aircraft Historical Records

E001     C of A (Export) from State of Manufacture

E002     Manufacturer's AD Report

E003     Manufacturer's Inspection Report, Initial Equipment list

E004     Manufacturer's repair/alteration report

E005     Manufacturer's SB Report

E006     Service Difficulty Reports (if any)

E007     Aircraft Historical Log

E008     Last Flight Data Recorder Read-Out & Corrections

E009     Weighing report

F.       Engine Records

F001     Certified Statement of Status of Each Engine

F002     AD Compliance Report and Compliance Documents

F003     Manufacturer's Modifications & SB Status

F004     In-house Modifications (if applicable)

F005     Certified LLP Listing

F006     Certified listing of installed units

F007     Manufacturer Delivery Document

F008     Complete copies of all historical engine/module Shop Visit Reports

F009     State of Manufacture LLP Traceability

F010     Conditioning Monitoring Report

F011     Engine Log Book/Master Records of Installation/Removals

F012     Last Borescope Report, including video if available

F013     Test Cell Run Report

F014     Last On-Wing Ground Run

F015     Certified Statement that Engines are not involved in an Accident

F016     Approved Release to Service Certification for installed rotables

F017     Approved ETOPS compliance report (if applicable)

G.       APU

G001     Certified Statement on Status of APU (if applicable)

G002     Certified SB Compliance Report/AD Status Report

G003     Approved Release to Service Certification for installed units

G004     APU Log Book/Master Record of Installation/Removals

G005     Complete copies of all APU Shop Visit Reports & Reason for Removal

G006     Statement of APU Hours to Aircraft Flying Hours

G007     LLP Status and Full Traceability to birth

G008     APU Borescope Report

G009     Last On-Wing/Health Check Data sheets (if applicable)

G010     Last Test Cell Run

G011     Approved ETOPS compliance report

H.       Component Records

H001     Approved Release to Service Certification for Hard Time Components

H002     Approved Release to Service Certification for OC/CM Components

I.       Landing Gears

I001 Approved Release to Service Certification for major assemblies on each Gear

I002     Approved LLP Listings for each Gear (with FULL Traceability to Birth)

I003     Last Shop Visit Report (OH)

J.       Manuals

All Manufacturer's Manuals delivered with the Aircraft under the Lease updated to the latest revision standard (applicable as at the Return Occasion) as may be reasonably requested by Lessor

K.       Microfilm:

J006     WDM

J007     IPC

J008     Maintenance Manual

J009     Schematics

J010     Hook Up Listing

L.       Miscellaneous

K006     Maintenance Program Specifications (Operator's)

K007     Reference  Material  for  Interpretation  of   Status   Summaries,   or
         cross-reference for Part Numbers

                                   SCHEDULE 7

                             INSURANCE REQUIREMENTS

3.1      Types of Insurance

The Insurances required to be maintained are as follows:

(a) Hull All Risks of loss or damage while flying, taxiing and on the ground with respect to the Aircraft on an agreed value basis for the Agreed Value and with a deductible not exceeding the Deductible Amount, or such other amount agreed by Lessor from time to time;

(b) Hull War and Allied Perils, being such risks excluded from the Hull All Risks Policy to the fullest extent available from the leading international insurance markets, including confiscation and requisition by the State of Registry for the Agreed Value; provided that, when the Aircraft is being operated solely in or over the United States or Canada, coverage may be limited to such coverage as is usual and customary for similar airlines operating similar equipment in similar circumstances, namely, the North American buy-backs;

(c) All Risks (including War and Allied Risk except when on the ground or in transit other than by air) property insurance on all Engines and Parts when not installed on the Aircraft on an "agreed value" basis for their full replacement value and including engine test and running risks;

(d) Comprehensive Aircraft Third Party, Property Damage, Passenger, Baggage, Cargo and Mail and Airline General Third Party (including Products) Legal Liability for a combined single limit (bodily injury/property damage) of an amount not less than the Minimum Liability Coverage for the time being for any one occurrence (but in respect of products and personal injury liability, this limit may be an aggregate limit for any and all losses occurring during the currency of the policy). War and Allied Risks are also to be covered under the policy in line with prudent market practice for comparable airlines operating similar equipment in similar circumstances;

3.2      Terms of Hull and Spares Insurance

All required hull and spares insurance, so far as it relates to the Aircraft, will:

(a) Additional Insureds: name Lessor, Owner, Financing Parties' Representative as additional insureds for their respective rights and interests (without imposing on any such Person any obligation imposed on the insured, including the liability to pay any calls, commissions or premiums);

(b) Settlement of Losses: provide that any loss will be settled jointly with Lessor and Lessee, and will be payable in Dollars to Owner and/or the Financing Parties' Representative, if any, as sole loss payee, for the account of all interests, except where the insurance payment does not exceed the Damage Notification Threshold, and no material Default is in existence, in which case the loss will be settled with and paid to Lessee;

(c) 50/50 Provision: if separate Hull "all risks" and "war risks" insurances are arranged, include a 50/50 provision in accordance with market practice (AVS. 103 is the current London market language);

(d) No Option to Replace: confirm that the insurers are not entitled to replace the Aircraft in the event of an insured Event of Loss.

3.3      Terms of Liability Insurance

All required liability insurances will:

(a) Additional Insureds: include each Indemnitee, as additional insureds for its respective rights and interests, warranted, each as to itself only, no operational interest (without imposing on any such Person any obligation imposed on the insured, including the liability to pay any calls, commissions or premiums);

(b) Severability: include a severability of interests clause which provides that the insurance, except for the limit of liability, will operate to give each insured the same protection as if there was a separate policy issued to each insured;

(c) Primary Policy: contain a provision confirming that the policy is primary without right of contribution and the liability of the insurers will not be affected by any other insurance of which Lessor, each Indemnitee or Lessee have the benefit so as to reduce the amount payable to the additional insureds under such policies;

3.4      Terms of All Insurances

All Insurances will:

(a) Best Industry Practice: be in accordance with normal industry practice of persons operating similar aircraft in similar circumstances;

(b) Dollars: provide cover denominated in Dollars and any other currencies which Lessor may reasonably require in relation to liability insurance;

(c) Worldwide: operate on a worldwide basis subject to such limitations and exclusions as Lessor may agree;

(d) Breach of Warranty: provide that, in relation to the interests of each of the additional assureds, the Insurances will not be invalidated by any act or omission by Lessee, or any other person other than the respective additional assureds seeking protection and shall insure the interests of each of the additional assureds regardless of any breach or violation by Lessee, or any other person other than the respective additional assured seeking protection of any warranty, declaration or condition, contained in such Insurances;

(e) Subrogation: provide that the insurers will hold harmless and waive any rights of recourse or subrogation against the additional insureds;

(f) Premiums: provide that the additional insureds will have no obligation or responsibility for the payment of any premiums due (but reserve the right to pay the same should any of them elect so to do) and that the insurers will not exercise any right of set-off, counter-claim or other deduction, by attachment or otherwise, in respect of any premium due against the respective interests of the additional insureds other than outstanding premiums relating to the Aircraft, any Engine or Part the subject of the relevant claim;

(g) Cancellation/Change: provide that the Insurances will continue unaltered for the benefit of the additional insureds for at least * days after written notice by registered mail or telex of any cancellation, change, event of non-payment of premium or installment thereof has been sent by insurer(s) to Lessor, or where an insurance broker is appointed to the insurance broker who shall promptly send on such notice to Lessor, except in the case of war risks for which * days (or such lesser period as is or may be customarily available in respect of war risks or allied perils) will be given, or in the case of war between the 5 great powers or nuclear peril for which termination is automatic;

(h) Reinsurance: if reinsurance is a requirement of the Lease such reinsurance will:

     (i) be on the same terms as the original insurances and will include the provisions of this Schedule;

     (ii) provide that notwithstanding any bankruptcy, insolvency, liquidation, dissolution or similar proceedings of or affecting the reinsured that the reinsurers' liability will be to make such payments as would have fallen due under the relevant policy of reinsurance if the reinsured had (immediately before such bankruptcy, insolvency, liquidation, dissolution or similar proceedings) discharged its obligations in full under the original insurance policies in respect of which the then relevant policy of reinsurance has been effected; and

     (iii)contain a "cut-through" clause in the following form (or otherwise satisfactory to Lessor):

          "The Reinsurers and the Reinsured hereby mutually agree that in the event of any claim arising under the reinsurances in respect of a total loss or other claim where as provided by the Agreement dated [ ] and made between [ ] and [ ] such claim is to be paid to the person named as sole loss payee under the primary insurances, the Reinsurers will in lieu of payment to the Reinsured, its successors in interest and assigns pay to the person named as sole loss payee under the primary insurances effected by the Reinsured that portion of any loss due for which the Reinsurers would otherwise be liable to pay the Reinsured (subject to proof of loss), it being understood and agreed that any such payment by the Reinsurers will (to the extent of such payment) fully discharge and release the Reinsurers from any and all further liability in connection therewith"; subject to such provisions not contravening any Law of the State of Incorporation; and

(i) Initiating Claims: contain a provision entitling any Indemnitee to initiate a claim under any policy in the event of the refusal or failure of Lessee to do so; and

(j) Indemnities: accept and insure the indemnity provisions of the Lease to the extent of the risks covered by the policies.

3.5      Deductibles

Lessee shall be responsible for any and all deductibles under the Insurances.

3.6      Application of Insurance Proceeds

The Insurances will be endorsed to provide for payment of proceeds as follows:

(a) Event of Loss: all insurance payments received as the result of an Event of Loss occurring during the Term will be paid to Financing Parties' Representative as sole loss payee, and Lessor will pay or cause to be paid any remaining balance of those amounts to Lessee after deduction of all amounts which may be or become payable by Lessee to Lessor under the Lease and the Other Agreements (including under Section 11.1(b));

(b) Exceeding Damage Notification Threshold: all insurance proceeds of any property, damage or loss to the Aircraft, any Engine or any Part occurring during the Term not constituting an Event of Loss and in excess of the Damage Notification Threshold will be paid to Financing Parties' Representative as sole loss payee, and applied in payment (or to reimburse Lessee) for repairs or replacement property upon Lessor, being satisfied that the repairs or replacement have been effected in accordance with the Lease. Any balance remaining may be retained by Lessor or Owner, as the case may be;

(c) Below Damage Notification Threshold: insurance proceeds in amounts below the Damage Notification Threshold may be paid by the insurer directly to Lessee;

(d) Liability Proceeds: all insurance proceeds in respect of third party liability will, except to the extent paid by the insurers to the relevant third party, be paid to Lessor, Owner or Financing Parties' Representative to be paid directly in satisfaction of the relevant liability or to Lessee in reimbursement of any payment so made;

(e) Default: notwithstanding any of the foregoing paragraphs, if at the time of the payment of any such insurance proceeds a payment Default or an Event of Default has occurred and is continuing, all such proceeds will be paid to Lessor, Owner or Financing Parties' Representative, as the case may be, or retained to be applied toward payment of any amounts which may be or become payable by Lessee in such order as Lessor or Owner, as the case may be, may elect; and

To the extent that insurance proceeds are paid to Lessee which are required to be paid to another Person hereunder, Lessee agrees to hold such proceeds in trust and comply with the foregoing provisions and apply or pay over such proceeds as so required.

3.7      United States Governmental Indemnity

Notwithstanding any of the foregoing paragraphs, in the event of a Permitted Sub-Lease to, or a requisition of use by, or activation of the CRAF program with respect to the Aircraft by, the United States or any Governmental Entity whose obligations have the full faith and credit of the federal Government of the United States, Lessor agrees to accept in lieu of insurance required hereunder indemnification or insurance from the United States or such a Governmental Entity in a form reasonable acceptable to Lessor and Owner and against such risks and in such amounts and on such terms such that when added to the Insurances maintained by Lessee, Lessee is in full compliance with the requirements of Section 9 and this Schedule.

                                   SCHEDULE 8

                              FORM OF LEGAL OPINION

The following form shall be delivered by Lessee's counsel to Lessor or such other form as Lessor shall reasonably agree.

[Lessor]

[Owner]

[Financing Parties' Representative]

Ladies and Gentlemen:

3.1 You have asked us to render an opinion in connection with the transaction governed by or subject to, inter alia, the under-mentioned documents.

3.2      the Agreement as defined in paragraph 1.3 below;

3.3      the [Articles/Certificate of Incorporation and By-laws]* of Lessee; and

         [*Counsel should amend this reference as necessary to describe the actual constitutional documents of Lessee].

3.4 all other documents, approvals and consents of whatever nature and wherever kept which it was, in our judgement and to our knowledge, necessary or appropriate to examine to enable us to give the opinion expressed below.

         Words and expressions used and not otherwise defined herein will bear the same meanings as defined in an Aircraft Lease Agreement dated ________, ____ between ________ ("Lessor") and ________ ("Lessee") in respect of one ________ aircraft with manufacturer's serial number ________ together with the ____ installed ________ engines (the "Aircraft"). As used herein the term "Lease" means and includes the Aircraft Lease Agreement which incorporates the Common Terms Agreement (as defined therein) and Lease Supplement No. Also, for the purposes of this opinion, the term "Lease" includes the Acknowledgment and Agreement dated as of the date hereof executed by Lessee in favor of Owner and Financing Parties' Representative.

4. Having considered the documents listed in paragraph 1 above, and having regard to the relevant laws of ________ we are pleased to advise that in our opinion: -

(a) Lessee is a company duly incorporated and in good standing under the laws of ________, and is qualified to do business as a foreign corporation in each jurisdiction where failure to so qualify would have a materially adverse effect on Lessee's business or its ability to perform its obligations under the Lease;

(b) Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, and the execution, delivery and performance by it of, the Lease and the transactions contemplated by the Lease;

(c) the entry into and performance by Lessee of, and the transactions contemplated by, the Lease do not and will not:

     (i)  conflict with any laws binding on Lessee; or

     (ii) conflict with the [Articles/Certificate of Incorporation or By-laws] of Lessee; or

     (iii)conflict with or result in default under any agreement or instrument which is binding upon Lessee or any of its assets or result in the creation of any Security Interest on any of its assets.

(d) no authorizations, consents, licenses, approvals and registrations (other than those which have been obtained and of which copies are attached hereto) are necessary or desirable to be obtained from any governmental or other regulatory authorities in the United States or any other jurisdiction having jurisdiction over Lessee, its operations or its properties to enable
     Lessee:

     (i)  to enter into and perform the transactions contemplated by the Lease;

     (ii) to import the Aircraft into ______ for the duration of the Term;

     (iii)to operate the Aircraft in ______ and on international flights for the transport of fare-paying passengers; or

     (iv) to make the payments provided for in the Lease;

(e) except for the filing and recordation of [ a bill of sale in favor of the Owner,] the Financing Documents and the Lease with the FAA (which filing has been duly made on or before this date) and the filing of Financing Statements in ________, it is not necessary or desirable, to ensure the priority, validity and enforceability of all the obligations of Lessee under the Lease, as against Lessee and all third parties, or to perfect the interests of Lessor, Owner or Financing Parties' Representative in and to the Aircraft or the Lease, that the Lease be filed, registered, recorded or notarized in any public office or elsewhere or that any other instrument be signed, delivered, filed, registered or recorded, that any tax or duty be paid or that any other action whatsoever be taken;

(f) the Lease has been duly executed and delivered on behalf of Lessee and constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms;

(g) there is no withholding tax or other Tax to be deducted from any payment whatsoever which may be made by Lessee pursuant to the Lease; with respect to any withholdings, the provisions of Section 5.6 of the Lease are fully effective; and the arrangements contemplated by the Lease do not give rise to Taxes in ________;

(h) there is no applicable usury or interest limitation law in ________ applicable to payments in accordance with the Lease;

(i) there are no registration, stamp or other taxes or duties of any kind payable in ________ in connection with the execution, performance or enforcement by legal proceedings of the Lease;

(j) the choice of New York law to govern the Lease will be upheld as a valid choice of law in any action in the courts of ________;

(k) the consent to the jurisdiction by Lessee contained in the Lease is valid and binding on Lessee;

(l)  Lessee is a Certificated Air Carrier;

(m) Lessee is a "citizen of the United States" as defined in 49 U.S.C. Section 40102(a)(15);

(n) Lessee's "chief executive office" (as referenced in the Uniform Commercial Code adopted in the State of _________________) is _____________________;

(o) Lessor will not violate any law or regulation of the States of _________ or New York or any federal laws or regulations of the United States of America and Lessor will not become liable to income tax in the State of ____________ solely by reason of Lessor entering into the Lease with Lessee or performing its obligations thereunder;

(p) It is not necessary for Lessor to establish a place of business or be licensed or qualified to do business in the State of _________ or New York in order for Lessor to enforce any provisions of the Lease; and

(q) Lessor is entitled to the benefits of Section 1110 of Title 11 of the U.S.C. with respect to the Aircraft and the Lease.

                           Very truly yours,



[If there is a  Guarantor/Guarantee  the opinion  shall also include  paragraphs
(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (o) and (p) revised to be applicable to the Guarantor/Guarantee]

                                   SCHEDULE 9

                                EVENTS OF DEFAULT

Each of the following events or conditions constitutes an Event of Default:

(a) Non-payment: Lessee fails to make any payment of Rent or Supplemental Rent under the Lease on the due date and such failure continues for * (*) Business Days or more, or Lessee fails to make any other payment under the Lease within * Business Days of the due date therefor under the Lease; or

(b)  Insurance:  Lessee  fails to  comply  with any  provision  of  Section 9 or
     Schedule 7, or any insurance required to be maintained under the Lease is cancelled or terminated, or a notice of cancellation is given in respect of any such insurance; or

(c) Breach: Lessee fails to comply with any other provision of the Lease not referenced in this Schedule 9 and, if such failure is capable of remedy, such failure continues for * days after notice from Lessor to Lessee; or

(d) Representation: any representation or warranty made (or deemed to be repeated) by Lessee in or pursuant to the Lease or in any document or certificate or statement delivered to Lessor thereunder or in connection therewith is or proves to have been incorrect in any material respect when made or deemed to be repeated; or

(e)  Cross-Default:

     (i) any Financial Indebtedness of Lessee or any Lessee Affiliate having a principal amount in excess of $* becomes due as a result of an event of default or termination event, howsoever described, on the part of Lessee or any Affiliate of Lessee prior to the date when it would otherwise have become due; or

     (ii) material  steps  are  taken  by  the  holder  of  any  such  Financial
          Indebtedness to realize on the security for any such Financial Indebtedness; or

     (iii)any event of default or termination event, howsoever described, occurs under (a) any Other Agreement, or any aircraft lease agreement or other material agreement from time to time entered into between GE Capital, GECAS or any Person whose aircraft or engines are managed by GE Capital or GECAS (or in each case any Subsidiary of GE Capital), on the one hand, and Lessee (or any Subsidiary of Lessee), on the other hand or (b) any other material lease, hire purchase, conditional sale or credit sale agreement of Lessee relating to aircraft or aviation related equipment; or

(f) Approvals: any consent, authorization, licence, certificate or approval of or registration with or declaration to any Government Entity required to be obtained or maintained by Lessee in connection with the Lease and/or the operation of the Aircraft (including any airline licence or air transport licence including authority to operate the Aircraft under Part 121 of the FARs, a Certificate of Convenience and Necessity issued under the Act and an aircarrier operating certificate issued under the Act) is modified in a materially prejudicial manner or is withheld, or is revoked, suspended, cancelled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force, (each a "De-registration") in each case for a period of * (*) days or more and such De-registration has a material adverse effect on
     (i) Lessee's ability to perform its obligations under the Lease or (ii) the interests of Lessor or Owner in the Aircraft; or

(g)  Bankruptcy, etc:

     (i) Lessee consents to the appointment of a custodian, receiver, trustee or liquidator of itself or all or substantially all of Lessee's property or Lessee's consolidated property, or Lessee admits in writing its inability to, or is unable to, or does not, pay its debts generally as they come due, or makes a general assignment for the benefit of creditors, or Lessee files a voluntary petition in bankruptcy or voluntary petition seeking reorganization in a proceeding under any bankruptcy or insolvency laws (as now or hereafter in effect), or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee by voluntary petition, answer or consent seeks relief under the provisions of any other bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or provides for an agreement, composition, extension or adjustment with its creditors, or any board of directors or shareholder action is taken by Lessee in furtherance of any of the foregoing, whether or not the same is fully effected or accomplished; or

     (ii) An order, judgement or decree is entered by any court appointing, without the consent of Lessee, a custodian, receiver, trustee or liquidator of Lessee's property is sequestered, and any such order, judgement or decree of appointment or sequestration remains in effect, undismissed, unstayed or unvacated for a period of * days after the date of entry thereof or at any time an order for relief is granted; or

     (iii)An involuntary petition against Lessee is a proceeding under the United States Federal Bankruptcy laws or other insolvency laws (as now or hereafter in effect) is filed and is not withdrawn or dismissed within * days thereafter or at any time an order for relief is granted in such proceeding, or if, under the provisions of any law providing for reorganisation or winding-up of corporations which may apply to Lessee, any court of competent jurisdiction assumes jurisdiction over, or custody or control of, Lessee or of all or any material part of Lessee's property, or Lessee's property and such jurisdiction, custody or control remains in effect, unrelinquished, unstayed or unterminated for a period of [*] days or at any time an order for relief is granted in such proceeding; or

(h) Suspension of Business: Lessee suspends or ceases or takes substantive steps to suspend or cease to carry on all or a substantial part of its business as a Certificated Air Carrier (other than as a result of a labor dispute with Lessee's employees); or

(i) Rights and Remedies: Lessee or any other Person claiming by or through Lessee challenges the existence, validity, enforceability or priority of the Lease or the rights of Lessor as lessor or of Owner as owner in respect of the Aircraft or Financing Parties' Representative as holder of a first priority Security Interest in the Aircraft and the Lease; or

(j) Delivery: Lessee fails to comply with its obligation under Section 4 to accept delivery of the Aircraft; or

(k) Adverse Change: any event or series of events occurs which has a material adverse effect on the financial condition or operations of Lessee and on the ability of Lessee to comply with its obligations under the Lease; or

(l)  Letter of Credit:

     (i) the issuer of the Letter of Credit (if any) fails to make any payment under that Letter of Credit when due; or

     (ii) any such Letter of Credit is not in full force or, for any reason ceases to constitute the legal, valid and binding obligation of the issuer; or

     (iii)any of the events listed in paragraph (g) above applies to the issuer of any Letter of Credit (references in such paragraph to Lessee being deemed to be to the issuer); or

     (iv) where applicable, any Letter of Credit is not renewed within the time required by Section 5.13;

     and each reference in this paragraph (m) to "the issuer" shall include a reference to any confirming bank for the Letter of Credit.

(m) Redelivery: Lessee fails to return the Aircraft to Lessor on the Expiry Date in accordance with Section 12; or

(n) Litigation: a judgement for the payment of money not covered by insurance in excess of $* (or the equivalent thereof in other currencies) shall be rendered against Lessee and the same shall remain undischarged for a period of * days, unless during such period, execution of such judgement shall have been effectively stayed by agreement of the parties involved or by court order or such judgement shall have been adequately bonded; or

(o) Unlawful: if the State of Registration is outside of the United States and it becomes unlawful in such State of Registration or other jurisdiction outside of the United States for Lessee to perform any of its material obligations under the Lease or the Lease becomes invalid or unenforceable in whole or in material part ; or

(p) Transfer: Lessee makes or permits any assignment or transfer of the Lease, or any interest herein, or of the right to possession of the Aircraft, the Airframe, or any Engine, or any obligations under the Lease, or Lessee subleases the Aircraft, in any case except as expressly permitted in the Lease; or

(q) Disposal: Lessee disposes, conveys or transfers or has taken material steps to dispose, convey or transfer all or substantially all of its assets, liquidates or dissolves or consolidates or merges with any other Person whether by one or a series of transactions, related or not, other than for the purpose of a reorganization of the terms of which have received the previous consent in writing of Lessor or as permitted pursuant to Section 8.7(a)(vii) herein.

                                   SCHEDULE 10

                      FORM OF LEASE TERMINATION CERTIFICATE

The undersigned hereby certify that the Aircraft Lease Agreement dated as of _________, ____ between the undersigned Lessor and undersigned Lessee, and as further described in the Appendix attached hereto, has terminated (except as described in Section 15.1 thereof) and the aircraft and aircraft engines covered thereby are no longer subject to the terms thereof. This certificate may be executed in one or more counterparts each of which when taken together shall constitute one and the same instrument.

         DATED this __________ day of ____________________, __________



LESSOR                                               LESSEE



[ INSERT LESSOR'S NAME ]                    [   INSERT LESSEE'S NAME   ]



By:________________________________         By:_______________________________



Title:_______________________________       Title:_____________________________

                                   Schedule 11

                              Intentionally Omitted

                                   SCHEDULE 12

                             LEASE SUPPLEMENT NO. 1

     LEASE SUPPLEMENT NO. 1, dated ___________, ______, between ____________________________________________, [a corporation organized under the laws of ______________] [, not in its individual capacity, but solely as owner trustee] ("Lessor"), and ___________________________________, a corporation organized under the laws of the ____________________("Lessee").

     Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of _____________________, including the Common Terms
Agreement as defined therein (collectively, herein referred to as the "Agreement" and the defined terms therein being hereinafter used with the same meaning). The Agreement provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof.

         The Agreement and this Lease Supplement relate to the Aircraft, Engines and Parts as more precisely described below and in the Certificate of Technical Acceptance. A counterpart of the Agreement is attached hereto and this Lease Supplement and the Agreement shall form one document.

         In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1. Lessor hereby delivers and leases to Lessee under the Agreement and Lessee hereby accepts, acknowledges receipt of possession and leases from Lessor under the Agreement, that certain ______________ aircraft, and the ________ (___) _____________________ Engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in Schedule 1 hereto, together with the Aircraft Documents and Records described in the Agreement (the "Delivered Aircraft").

2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiry Date, which shall be [insert date].

4. The amount of Rent for the Delivered Aircraft is set forth in Schedule B to the Agreement.

5. Lessee hereby confirms to Lessor that (i) the Delivered Aircraft and each delivered Engine have been duly marked in accordance with the terms of Section 8.6(a) of the Agreement, (ii) the Aircraft is insured as required by the Agreement, (iii) the representations and warranties of Lessee referred to in
Section 2.1 of the Agreement are hereby repeated with effect as of the date first above written, (iv) having inspected the Delivered Aircraft, Lessee acknowledges that the Delivered Aircraft satisfies all conditions required for Lessee's acceptance of delivery as set forth in the Agreement, and (v) the execution and delivery of this Lease Supplement signifies absolute and irrevocable acceptance by Lessee of the Delivered Aircraft for all purposes hereof and of the Agreement.

6. All of the terms and provisions of the Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

7. This Lease Supplement may be executed in any number of counterparts; each of such counterparts, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed as of the day and year first above written.

LESSOR,                                              LESSEE,



[INSERT LESSOR'S NAME]                      [INSERT LESSEE'S NAME]





By:_____________________________            By:_____________________________



Name:__________________________             Name:__________________________



Title:____________________________          Title:____________________________

                                   SCHEDULE 13

                       TECHNICAL REPORT ON AIRCRAFT USAGE

                      Aircraft Hours/Cycles Monthly Report

                                   SCHEDULE 14

                                     FORM OF

                             REDELIVERY CERTIFICATE

     REDELIVERY CERTIFICATE dated _______________, ____, between Aviation Financial Services Inc., a corporation organized under the laws of Delaware ("Lessor"), and Frontier Airlines, Inc., a corporation organized under the laws of the Colorado ("Lessee").

     Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of April 20, 2000 (herein referred to as the "Agreement", the defined terms therein being hereinafter used with the same meaning). The Agreement and this Redelivery Certificate relate to the Aircraft, Engines and Parts as more precisely described below.

1. Lessee hereby redelivers to Lessor under the Agreement and Lessor hereby accepts and acknowledges receipt of possession from Lessee under the Agreement, of that certain [insert aircraft type] commercial jet Aircraft, and the two (2) CFM International CFM-56-[____]Engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in Schedule 1 hereto, together with the Aircraft Documents described in the Agreement (the "Redelivered Aircraft").

2. Lessor hereby confirms to Lessee that (i) having inspected the Redelivered Aircraft, Lessor acknowledges that the Redelivered Aircraft satisfies all conditions required for Lessor's acceptance of redelivery as set forth in the Agreement, except as noted in the Discrepancy List attached to the Certificate of Technical Acceptance annexed as Schedule 2 hereof, and (ii) the execution and delivery of this Redelivery Certificate signifies absolute and irrevocable acceptance by Lessor of the Redelivered Aircraft for all purposes hereof and of the Agreement.

3. This Redelivery Certificate may be executed in any number of counterparts, each of such counterparts, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Redelivery Certificate.

                 IN WITNESS WHEREOF, Lessor and Lessee have caused this Redelivery Certificate to be duly executed as of the day and year first above written.

LESSOR,                                LESSEE,


AVIATION FINANCIAL SERVICES INC.       FRONTIER AIRLINES, INC.
By:                                    By:
   -------------------------              --------------------------
Name:                                  Name:
     -----------------------                ------------------------
Title:                                 Title:
      ----------------------                 -----------------------

                                   SCHEDULE 1
                                       TO

                             REDELIVERY CERTIFICATE

                                    One Used

                          [Airbus A319/Boeing 737-3B7]

                                    Airframe

                                Registration Mark

Manufacturer's

            Serial No.                   Total Time*               Total Cycles*


                        Installed CFM International, Inc.

                                     Engines

Model No.        Serial No.       Total Time*         Total Cycles*
---------        ----------       ----------          ------------
CFM-56-[____]    ____________     ____________        ____________
CFM-56-3-B2      ____________     ____________        ____________

     Each of the above-described Aircraft Engines is 750 or more rated takeoff horsepower or its equivalent.

* The total time and total cycles referred to above are as of ________[AM][PM], _______ Time. Such times and cycles are with ____ hours and ____ cycles of the actual hours and cycles at the time of this Redelivery Certificate.

                                   SCHEDULE 2

                                       TO

                             REDELIVERY CERTIFICATE

                       CERTIFICATE OF TECHNICAL ACCEPTANCE

                  This Certificate of Technical Acceptance is delivered, on the date set out below to Aviation Financial Services Inc.("Lessor"), by Frontier Airlines, Inc. ("Lessee"), pursuant to the Aircraft Lease Agreement dated as of __________, 2000 between Lessor and Lessee (the "Agreement"). The capitalized terms used in this Certificate shall have the meaning given to such terms in the Agreement.

1.       DETAILS OF ACCEPTANCE

         Lessor hereby confirms to Lessee that Lessor has at [__] o'clock of this [__] day of [____________], 20__, at [ ], technically accepted the following, in accordance with the provisions of the Agreement:

          (a) [Airbus/Boeing Model ________ [Aircraft] airframe, Manufacturer's Serial No. [___________].

          (b) CFM International, Inc. Model CFM 56-[_____] (operating at [B-1] power) Engines: Engine Number Manufacturer's Serial No.
               ------------------------------------------------------------
               1.____________;    and    _____________    2.____________;    and
               _____________ (Each of which shall have more than 750 rated takeoff horsepower or the equivalent of such horsepower).

          (c)  Fuel Status: Pounds [________________]; and

          (d) Loose Equipment Check List: as per list signed by Lessor and Lessee and attached hereto.

          (e) Aircraft Documents: as per list signed by Lessor and Lessee and attached hereto.

2.       HOURS AND CYCLES DATA (as of Redelivery Date)
         (a)      Airframe:
                  --------
                  Number of Hours since last phase "D" Check (Heaviest Check):
                  Flight Hours
                  -----------------------------------------------------------
                  "C" Check (or Equivalent):
                  -------------------------
                           Interval:                         _
                                    -------------------------
                           Time Since:                       _
                                      -----------------------
         (b)      Landing Gear Overhaul:
                  ---------------------
                  Number of Cycles Since Last Overhaul:
                           Left Gear                  Cycles
                           Right Gear                 Cycles
                           Nose Gear                  Cycles
                           Center Gear                Cycles

         Interval:         Left Gear                  Cycles
                           Right Gear                 Cycles
                           Nose Gear                  Cycles
                           Center Gear                Cycles

         (c)      Engines:
                  -------
                  Number of Hours Since Last Heavy Shop Visit (Refurbishment):
                           S/N ________:________ Engine Flight Hours
                           S/N ________:________ Engine Flight Hours
                  Number of Hours Since Last Hot Section Refurbishment:
                           S/N ________:________ Engine Flight Hours
                           S/N ________:________ Engine Flight Hours
                  Number of Hours Since Last Cold Section Refurbishment:
                           S/N ________:________ Engine Flight Hours
                           S/N ________:________ Engine Flight Hours
                  Hot Section Inspection:
                           Interval:                         _
                                    -------------------------
                           Time Since (S/N_________):                       _
                                                     -----------------------
                           Time Since (S/N_________):                       _
                                                     -----------------------
                  Time Remaining to First Restriction:
                  Engine S/N: ________
                  Engine Flight Hours: ________      Restriction: ________
                      Cycles: _______ Restriction: ________

                  Engine S/N: ________
                  Engine Flight Hours: ________      Restriction: ________
                      Cycles: _______ Restriction: ________

                  Average Cycles in Life Limited Parts (see attached Schedule):\
                  --------------------
                  Number of APU Hours Since Last Heavy Shop Visit:
                   ________ hours   Date Accomplished ________
                  Hot Section Inspection:
                           Interval:
                                    ------------------------
                           Time Since:
                                      ----------------------
         (e)      Time Controlled Components:  [See attached DUJX Report]
                  --------------------------
         (f)      Fuel on Board on Inspection Date:
                  -------------------------------- -----------------------
         (g)      Interior Equipment:
                  ------------------
                  Number of Passenger Seats and Configuration:

                  Number of Galleys and Location: ________ ________ Number of Lavatories and Location: ________ ________ LOPA - Attached: ________ ________
                  List of Loose Equipment on Board:

                  --------------------------------------      ---------------

                  --------------------------------------      ---------------

                  --------------------------------------      ---------------

                  --------------------------------------      ---------------

                  --------------------------------------      ---------------
         (h)      Avionics:
                  --------
                  Description                          Model     Part No.


                  ---------------------------------- ---------   ---------

                  ---------------------------------- ---------   ---------

                  ---------------------------------- ---------   ---------

                  ---------------------------------- ---------   ---------

                  ---------------------------------- ---------   ---------
         (i)      Audio System

3.       ACCEPTANCE:

     The undersigned hereby confirms that the Aircraft, Engines, Parts and Aircraft Documents are technically acceptable to it, satisfy all Redelivery
Condition Requirements and, except as noted on the attached Discrepancies Schedule, are in the condition for redelivery and acceptance required under the Agreement.

     IN WITNESS WHEREOF, Lessor has, by its duly authorized representative, executed this Certificate on the date in paragraph 1 above.

LESSOR:
AVIATION FINANCIAL SERVICES INC.

By:
   --------------------------
Title:
      -----------------------

                                   SCHEDULE 15

                              FORM OF GECC GUARANTY

                                    GUARANTY

GUARANTY (this "Guaranty"), dated April __, 2000 by GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Guarantor") in favor of Frontier Airlines, Inc., a company incorporated under the laws of Colorado ("Lessee"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Lease (as defined below).

                                    Recitals

         WHEREAS, Aviation Financial Services Inc., a company incorporated under the laws of Delaware ("Lessor") and Lessee have entered into [an Aircraft Lease Agreement, dated as of April 20, 2000 (the "Lease"), relating to * (*) Airbus A319 aircraft bearing manufacturer's serial numbers to be determined] (collectively, the "Aircraft" and each an "Aircraft"); and

         WHEREAS, in order to induce Lessee to lease the Aircraft from Lessor under each Lease, Guarantor, as the parent of Lessor, is entering into this Guaranty;

         NOW, THEREFORE, Guarantor hereby agrees as follows:
         Section 1.        Guaranty.
(a) Guarantor hereby unconditionally guarantees the payment and performance, and not of collection, of the obligations of Lessor under each Lease, in each case after any applicable notice requirements in accordance with each Lease (such obligations of Lessor being referred to herein as the "Guaranteed Obligations"); provided, however, that Guarantor shall not be liable to perform the Guaranteed Obligations unless Lessee makes written demand upon the Guarantor for the performance of the Guaranteed Obligations then due and owing and such Guaranteed Obligations are not performed in full within ten Business Days (as used herein a "Business Day" shall refer to a day other than a Saturday or Sunday on which commercial banks are open for business in New York City) of such demand. Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Lease, any change in or amendment thereto, the absence of any action to enforce the same, any waiver or consent by Lessee with respect to any provision thereof, the recovery of any judgment against Lessor or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of a guarantor (other than complete performance) and (ii) any difference between the law selected as the governing law of the Lease and the law selected as the governing law of this Guaranty; provided, however, that nothing contained herein shall be construed to be a waiver by Guarantor of presentment, demand of performance as described above, protest or notice with respect to the Lease and the obligations evidenced thereby or hereby. Guarantor covenants that this Guaranty will not be discharged except by complete performance of the Guaranteed Obligations and the obligations in this Guaranty.

(b) Guarantor shall be subrogated to all rights of the Lessee in respect of any amounts paid by Guarantor pursuant to the provisions of this Guaranty, provided, however, that Guarantor shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation only after the Guaranteed Obligations and all amounts owed to Lessee thereunder have been paid in full.

(c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations or any other amount owed to the Lessee hereunder or thereunder is rescinded or must otherwise be returned by the Lessee upon the insolvency, bankruptcy or reorganisation of the Guarantor, the Lessor or otherwise, all as though such payment had not been made.

         Section 2.        Miscellaneous.

         2.1      Notices.
     All notices to Guarantor under this Guaranty and copies of all notices to Lessor under the Lease shall, until Guarantor furnishes written notice to the contrary, be mailed or delivered to Guarantor at 260 Long Ridge Road, Stamford, Connecticut 06927-9400, and directed to the attention of the Senior Vice President - Corporate Treasury and Global Funding Operation of General Electric Capital Corporation. All notices shall be effective when received by the addressee thereof.

         2.2      Governing Law.
     This Guaranty shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, United States of America.

         2.3      Interpretation.
     The headings of the section and other subdivisions of this Guaranty are inserted for convenience only and shall not be deemed to constituted a part hereof.

         2.4      Attorney's Cost.
     Guarantor agrees to pay all reasonable attorney's fees and disbursements and all other reasonable and actual costs and expenses which may be incurred by Lessee in the enforcement of this Guaranty.

         2.5      Termination.
     This Guaranty shall continue in full force and effect until the earliest to occur of the following: (i) the complete performance of the Guaranteed Obligations, (ii) the transfer (other than to an affiliate of Guarantor) of Lessor's interest in the Lease under and in compliance with the terms and conditions of the Lease, or (iii) the transfer (other than to an affiliate of Guarantor) by Guarantor (or, if applicable, the affiliate of Guarantor that owns the stock of Lessor) of all of its right, title and interest in and to the stock of Lessor, provided that (a) the transferee enters into a guaranty substantially in the form of this Guaranty pursuant to which the transferee guarantees the Guaranteed Obligations of Lessor and (b) any such entity complies with the terms and conditions of the Lease. In connection with any such termination, Lessee shall provide such documents or release or discharge as Guarantor may reasonably request.

         2.6      Indemnity; No Set-off.

     (a) In consideration of the execution and delivery of this Guaranty by Guarantor, Lessee hereby agrees, as evidenced by its signature set forth on the signature page of this Guaranty, to indemnify Guarantor as an "Indemnitee" in accordance with Clause 10 of the Common Terms Agreement, and such Clause is incorporated by reference in full for the benefit of Guarantor with the same force and effect and subject to the same limitations and exclusions as though fully set forth herein.

     (b) By acceptance of this Guaranty, Lessee shall be deemed to have waived any right to set-off, combine, consolidate, or otherwise appropriate and apply (i) any assets of Guarantor at any time held by Lessee or
          (ii) any indebtedness or other liabilities at any time held or owing by Lessee to Guarantor, as the case may be, or on account of, the obligations or liabilities owed by Guarantor to the Lessee under this Guaranty.

         2.7  Counterparts.
     This Guaranty may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         2.8 Currency of Payment.
     Any payment to be made by Guarantor shall be made in the same currency as designated for payment in the Lease and such designation of the currency of payment is of the essence.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

GENERAL ELECTRIC CAPITAL
CORPORATION

By:      ________________________
         Name:
         Title:

Accepted and Agreed:

FRONTIER AIRLINES, INC.

By:      ________________________
         Name:
         Title: